                                                                    Exhibit 10.1

                           LOAN AND SECURITY AGREEMENT

                          DATED AS OF OCTOBER __, 1996

                                      AMONG

                               UNIFRAX CORPORATION
                                  AS BORROWER,

                BANK OF AMERICA ILLINOIS, AS AGENT AND A LENDER,
                        NATIONAL CITY BANK, AS A LENDER,

                                       AND

                         THE OTHER LENDERS PARTY HERETO

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----

1. DEFINITIONS AND OTHER TERMS....................................................................................1
         1.1.  Definitions........................................................................................1
         1.2.  Other Definitional Provisions.....................................................................21
         1.3.  Interpretation of Agreement.......................................................................21
         1.4.  Compliance with Financial Restrictions............................................................22
         1.5.  Currency Equivalents Generally....................................................................22

2. LOANS; LETTERS OF CREDIT; OTHER MATTERS.......................................................................22
         2.1.  Loans.............................................................................................22
         2.2.  Letters of Credit.................................................................................26
         2.3.  Loan Account; Demand Deposit Account..............................................................28
         2.4.  Interest and Fees.................................................................................28
         2.5.  Requests for Loans and Letters of Credit; Borrowing Base Certificates; Other Information..........31
         2.6.  Statements........................................................................................32
         2.7.  Overdraft Loans...................................................................................32
         2.8.  Over Advances.....................................................................................33
         2.9.  All Loans One Obligation..........................................................................33
         2.10. Making of Payments; Application of Collections; Charging of Accounts..............................33
         2.11. Agent's Election Not to Enforce...................................................................35
         2.12. Intentionally Omitted.............................................................................35
         2.13. Setoff............................................................................................35
         2.14. Settlements, Distributions and Apportionment of Payments..........................................35

3. COLLATERAL....................................................................................................36
         3.1.  Grant of Security Interest........................................................................36
         3.2.  Accounts Receivable...............................................................................38
         3.3.  Inventory.........................................................................................41
         3.4.  Equipment.........................................................................................41
         3.5.  Supplemental Documentation........................................................................42
         3.6.  Collateral for the Benefit of Agent and Lenders...................................................43

4. REPRESENTATIONS AND WARRANTIES................................................................................43
         4.1.  Organization......................................................................................43
         4.2.  Authorization.....................................................................................43
         4.3.  No Conflicts......................................................................................44
         4.4.  Validity and Binding Effect.......................................................................44
         4.5.  No Default........................................................................................44


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
         4.6.  Financial Statements..............................................................................44
         4.7.  Insurance.........................................................................................45
         4.8.  Litigation; Contingent Liabilities................................................................45
         4.9.  Liens.............................................................................................45
         4.10. Subsidiaries......................................................................................46
         4.11. Partnerships; Joint Ventures......................................................................46
         4.12. Business and Collateral Locations.................................................................46
         4.13. Real Property.....................................................................................47
         4.14. Eligibility of Collateral.........................................................................47
         4.15. Control of Collateral; Lease of Property..........................................................47
         4.16. Patents, Trademarks, etc..........................................................................47
         4.17. Solvency..........................................................................................47
         4.18. Contracts; Labor Matters..........................................................................48
         4.19. Pension and Welfare Plans.........................................................................48
         4.20. Regulations G and U...............................................................................48
         4.21. Compliance........................................................................................49
         4.22. Taxes.............................................................................................49
         4.23. Investment Company Act Representation.............................................................49
         4.24. Public Utility Holdings Company Act Representation................................................49
         4.25. Environmental and Safety and Health Matters.......................................................49
         4.26. Other Transactions................................................................................50
         4.27. Related Agreements and Acquisition Documents......................................................50

5. COVENANTS.....................................................................................................51
         5.1.  Financial Statements and Other Reports............................................................51
         5.2.  Notices...........................................................................................53
         5.3.  Existence.........................................................................................55
         5.4.  Nature of Business................................................................................55
         5.5.  Books, Records and Access.........................................................................55
         5.6.  Insurance.........................................................................................56
         5.7.  Repair............................................................................................57
         5.8.  Taxes.............................................................................................57
         5.9.  Compliance........................................................................................57
         5.10. Pension Plans.....................................................................................58
         5.11. Merger, Purchase and Sale.........................................................................58
         5.12. Restricted Payments...............................................................................58
         5.13. Stock.............................................................................................59
         5.14. Indebtedness......................................................................................59
         5.15. Liens.............................................................................................59
         5.16. Guaranties........................................................................................60
         5.17. Investments.......................................................................................60
         5.18. Subsidiaries......................................................................................61

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
         5.19. Intentionally Omitted.............................................................................61
         5.20. Environmental Issues..............................................................................61
         5.21. Related Agreements................................................................................62
         5.22. Unconditional Purchase Options....................................................................62
         5.23. Use of Proceeds...................................................................................62
         5.24. Transactions with Related Parties.................................................................62
         5.25. Amendment of Documents............................................................................62
         5.26. Capital Expenditures Limitation...................................................................63
         5.27. Minimum Fixed Charge Coverage Ratio...............................................................63
         5.28. Minimum Net Worth.................................................................................64
         5.29. Maximum Leverage..................................................................................64
         5.30. Minimum Interest Coverage Ratio...................................................................65
         5.31. Collateral at Sales Offices.......................................................................65

6. DEFAULT.......................................................................................................66
         6.1.  Event of Default..................................................................................66
         6.2.  Effect of Event of Default; Remedies..............................................................69

7. ADDITIONAL PROVISIONS REGARDING COLLATERAL AND AGENT'S RIGHTS.................................................70
         7.1.  Notice of Disposition of Collateral...............................................................70
         7.2.  Application of Proceeds of Collateral.............................................................70
         7.3.  Care of Collateral................................................................................70
         7.4.  Performance of Borrower's Obligations.............................................................70
         7.5.  Agent's Rights....................................................................................71

8. CONDITIONS PRECEDENT; DELIVERY OF DOCUMENTS AND OTHER MATTERS.................................................71
         8.1.  Conditions Precedent to Initial Loans and Letters of Credit.......................................71
         8.2.  Continuing Conditions Precedent to all Loans; Certification.......................................75

9. INDEMNITY.....................................................................................................76
         9.1.  Environmental and Safety and Health Indemnity.....................................................76
         9.2.  General Indemnity.................................................................................76
         9.3.  Capital Adequacy..................................................................................77

10. AGENT........................................................................................................78
         10.1.  Appointment of Agent.............................................................................78
         10.2.  Nature of Duties of Agent........................................................................78
         10.3.  Agent in its Capacity as Lender..................................................................78
         10.4.  Independent Credit Analysis......................................................................79
         10.5.  General Immunity.................................................................................79

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
         10.6.  Action by Agent..................................................................................80
         10.7.  Right to Indemnity...............................................................................81
         10.8.  Rights and Remedies to be Exercised by Agent Only................................................81
         10.9.  Agent's Resignation..............................................................................81
         10.10. Disbursement of Proceeds of Loans and Other Advances.............................................82
         10.11. Release of Collateral............................................................................82
         10.12. Agreement to Cooperate...........................................................................82
         10.13. Sharing of Collateral............................................................................82
         10.14. Lenders to Act as Agents.........................................................................83

11. GENERAL......................................................................................................83
         11.1.  Borrower's Waiver................................................................................83
         11.2.  Power of Attorney................................................................................83
         11.3.  Expenses and Attorneys' Fees.....................................................................84
         11.4.  BAI's Fees and Charges...........................................................................85
         11.5.  Lawful Interest..................................................................................85
         11.6.  No Waiver by Agent or any Lender; Amendments.....................................................86
         11.7.  Termination of Credit............................................................................86
         11.8.  Notices..........................................................................................87
         11.9.  Assignments and Participations; Information......................................................87
         11.10. Borrower's Documentation; Confidentiality........................................................89
         11.11. Severability.....................................................................................90
         11.12. Successors.......................................................................................90
         11.13. Construction.....................................................................................90
         11.14. Consent to Jurisdiction..........................................................................90
         11.15. Waiver of Jury Trial.............................................................................90
         11.16. Judgment.........................................................................................91


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                           LOAN AND SECURITY AGREEMENT


                  THIS LOAN AND SECURITY AGREEMENT is made as of this ____ day of October, 1996 by and among BANK OF AMERICA ILLINOIS (in its individual capacity, "BAI"), having its principal office at 231 South LaSalle Street, Chicago, Illinois 60697, as Agent and a Lender, NATIONAL CITY BANK ("NCB"), having its principal office at 1900 East Ninth Street, Cleveland, Ohio 44114, as a Lender, the other Lenders from time to time party hereto, and UNIFRAX CORPORATION ("Borrower"), a Delaware corporation having its principal office at 2351 Whirlpool Street, Niagara Falls, New York 14305-2413.

                               W I T N E S S E T H
                               -------------------

                  WHEREAS, Borrower may, from time to time, request loans or other financial accommodations from Lenders, and the parties wish to provide for the terms and conditions upon which such loans and other financial accommodations shall be made;

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit (including any loan or advance or grant of credit by renewal or extension) hereafter made to Borrower by, or on behalf of, Lenders, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.        DEFINITIONS AND OTHER TERMS.

         1.1.     Definitions.
                  ------------

                  In addition to terms defined elsewhere in this Agreement or any SCHEDULE or EXHIBIT hereto, when used herein, the following terms shall have the following meanings (such meanings shall be equally applicable to the singular and plural forms of the terms used, as the context requires):

                  "Account Debtor" means any Person who is or who may become obligated to Borrower, under, with respect to, or on account of an Account Receivable, General Intangible or other Collateral.

                  "Account Receivable" means any account of Borrower and any other right of Borrower to payment for goods sold or leased or for services rendered, whether or not evidenced by an instrument or chattel paper and whether or not yet earned by performance.

                  "Acquisition" means (i) the redemption of eighty (80) shares of capital stock of Borrower, (ii) the acquisition by Holdings of ninety percent (90%) of the remaining capital stock of Borrower pursuant to the terms of the Recapitalization Agreement; and (iii) the merger of Unifrax Investment with and into Borrower.

                  "Acquisition Documents" means the Recapitalization Agreement and the agreements, instruments and documents executed in connection therewith, including without limitation the Subordinated Promissory Note, and the Certificate of Merger between Unifrax Investment and Borrower and the agreements, instruments and documents executed in connection therewith.

                  "Agent" means Bank of America Illinois, in its capacity as agent for Lenders hereunder and under the Related Agreements, or any successor agent pursuant to SECTION 10.

                  "Agreement" means this Loan and Security Agreement, as the same may be amended, modified or supplemented from time to time.

                  "Annual Stock Repurchase Limit" has the meaning ascribed to such term in SECTION 5.12.

                  "Application" means an application by Borrower, in a form, and containing terms and provisions, reasonably acceptable to Agent and Issuer, for the issuance by Issuer of a Letter of Credit.

                  "Applicable Currency" means, as to any particular payment or Loan, Dollars or the Offshore Currency in which it is denominated or payable.

                  "Applicable Floating Margin" means, with respect to any portion of the Loans constituting a Floating Rate Loan, the Applicable Margin pertaining thereto.

                  "Applicable LIBOR Margin" means, with respect to any portion of the Loans constituting a LIBOR Rate Loan, the Applicable Margin with respect thereto.

                  "Applicable Margin" means, with respect to any portion of the Revolving Loans constituting a LIBOR Rate Loan, a percentage equal to one and three quarters percent (1.75%), with respect to any portion of the Term Loan constituting a LIBOR Rate Loan, a percentage equal to two percent (2.0%), with respect to any portion of Revolving Loans constituting a Floating Rate Loan, a percentage equal to zero, and with respect to any portion of the Term Loan constituting a Floating Rate Loan, a percentage equal to one-quarter of one percent (0.25%); provided, that the Applicable Margin for Revolving Loans and the Term Loan will be adjusted on the first day of each calendar quarter, commencing on October 1, 1997, depending on the Leverage Ratio on the last day of the calendar quarter immediately preceding such calendar quarter, as follows:



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
                             Applicable LIBOR     Applicable LIBOR     Applicable Floating     Applicable Floating
                              Margin for the       Margin for the        Margin for the          Margin for the
     Leverage Ratio          Revolving Loans         Term Loan           Revolving Loans            Term Loan
     --------------          ---------------         ---------           ---------------            ---------
Greater  than or equal to         1.75%                2.00%                   0%                     0.25%
4.75:1.00

Greater than or equal to
3.50:1.00, but less than
4.75:1.00                         1.50%                1.75%                 (0.25%)                   0%

Less than 3.50:1.00               1.25%                1.50%                 (0.50%)                 (0.25%)

The calculation of the Leverage Ratio as of the last day of a calendar quarter shall be based on the financial statements received by Agent pursuant to SECTION
5.1.1. Each adjustment to the Applicable Margin shall be effective retroactively as of the first day of each calendar quarter.

                  "Assignee Deposit Account" has the meaning ascribed to such term in SECTION 3.2(d).

                  "Assignment and Acceptance Agreement" means an agreement in the form of EXHIBIT C pursuant to which a Lender assigns all or a portion of its rights, and delegates all or such portion of its obligations, under this Agreement and the Related Agreements, to another Person.

                  "Attorneys' Fees" has the meaning ascribed to such term in
SECTION 11.3.

                  "BA" means Bank of America National Trust & Savings
Association.

                  "BAI" has the meaning ascribed to such term in the Preamble.

                  "Banking Day" means any day other than a Saturday, Sunday or legal holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in Chicago, Illinois or San Francisco, California; provided, with respect to LIBOR Rate Loans (including Offshore Currency Loans), Banking Days shall not include a day on which dealings in Dollars may not be carried on by BAI in the London interbank LIBOR market; provided, further, that with respect to Offshore Currency Loans, Banking Days shall not include a day on which dealings in the Applicable Currency may not be carried on by BAI in the applicable foreign exchange interbank market.

                  "Base Net Worth" means Net Worth as of the Closing Date, after giving effect to the Acquisition.

                  "Borrower" has the meaning ascribed to such term in the Preamble.

                  "Borrowing Base" means (a) an amount equal to eighty-five percent (85%) of the net amount of Eligible Accounts Receivable ("Accounts Availability"), PLUS (b) the least of (i) an amount equal to the sum of (x) sixty percent (60%) of the value (at the lower of cost or market) of Eligible Inventory consisting of finished goods and raw materials and (y) the lesser of
(A) sixty


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percent (60%) of the value (at the lower of cost or market) of Eligible
Inventory consisting of work-in-process, and (B) Three Hundred Thousand Dollars ($300,000), (ii) Six Million Dollars ($6,000,000), and (iii) sixty percent (60%) of Accounts Availability, LESS (c) such reserves (including without limitation reserves for rebates) as Agent elects to establish from time to time in its reasonable discretion.

                  "Borrowing Base Certificate" means a certificate in the form of EXHIBIT A attached hereto, executed and certified as accurate by an officer of Borrower designated in writing by Borrower to Agent.

                  "BPX" means BP Exploration (Alaska) Inc., a Delaware corporation.

                  "Capital Expenditures" means, for any period, the aggregate of all expenditures by Borrower and its Subsidiaries for the acquisition or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which would be capitalized under GAAP on a consolidated balance sheet of Borrower and its Subsidiaries.

                  "Capitalized Lease" means any lease which is or is required to be capitalized on the balance sheet of the lessee at such time in accordance with GAAP.

                  "Capital Stock" means (a) with respect to any Person that is a corporation, any and all shares, interest, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person and (b) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                  "Cash Equivalent Investment" means, at any time:

                  (a) any evidence of Indebtedness, maturing not more than one year from the date of investment, issued or guaranteed by the United States Government or issued by an agency or instrumentality thereof;

                  (b) commercial paper, maturing not more than one year from the date of issue, which is issued by either

                  (i) a corporation (except any Company or Related Party of a Company) organized under the laws of any State of the United States of America or of the District of Columbia and rated at least A-1 by Standard & Poors Ratings Group, a division of McGraw-Hill, Inc. ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), at the date of investment, or

                  (ii) Agent or any Lender (or its holding company);

                  (c) any certificate of deposit or bankers' acceptance or eurodollar time deposit, maturing not more than one year after the date of issue, which is issued by any Lender, or issued by


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


any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than Two Hundred Fifty Million Dollars ($250,000,000), or issued by any other financial institution if the amount of such investment is less than One Hundred Thousand Dollars ($100,000);

                  (d) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing or that may be put back to the issuer thereof within one year from the date of acquisition thereof and, at the time of acquisition, rated at least A-1 by S & P or P-1 by Moody's;

                  (e) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (c) above; or

                  (f) investments in money market funds which invest substantially all their assets in securities of the types described in clauses
(a) through (e) of this definition.

                  "Closing Date" means the first date on which Loans are made, or Letters of Credit are issued, under this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

                  "Collateral" has the meaning ascribed to such term in SECTION 3.1.

                  "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether now or hereafter outstanding, and includes, without limitation, all series and classes of such common stock.

                  "Companies" means, collectively, Borrower and its Subsidiaries; and "Company" means any one of the Companies.

                  "Credit" means the facility established under this Agreement pursuant to which Lenders will make Revolving Loans to Borrower (the "Revolving Credit") and the Term Loan to Borrower (the "Term Credit") and/or cause Issuer to issue Letters of Credit for the account of Borrower.

                  "Default Rate" means, with respect to a Loan, the rate of interest which is applicable to such Loan after the occurrence and during the continuance of an Event of Default and upon written notice by Agent to Borrower, as determined pursuant to SECTION 2.4.

                  "Demand Deposit Account" has the meaning ascribed to such term in SECTION 2.3.



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                  "Depository Accounts" has the meaning ascribed to such term in
SECTION 3.2(d).

                  "Discontinued Operations" has the meaning set forth in the Recapitalization Agreement.

                  "Disproportionate Advance" has the meaning ascribed to such term in SECTION 2.1.1(a).

                  "Dollar Equivalent" means, at any time, (a) as to any amount denominated in Dollars, the amount thereof at such time, and (b) as to any amount denominated in an Offshore Currency, the equivalent amount in Dollars as determined by Agent at such time on the basis of the Spot Rate for the purchase of Dollars with such Offshore Currency.

                  "Dollars" and "$" each mean lawful money of the United States.

                  "EBITDA" means for any period, the sum of (a) net income (or net loss) for such period, plus (b) interest expense for such period, plus (c) tax expense for such period, plus (d) depreciation, amortization and other non-cash charges for such period, all determined for Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP. For purposes hereof, EBITDA for the first three calendar quarters of Fiscal Year 1996 is set forth on EXHIBIT D.

                  "Eligible Account Receivable" means an Account Receivable which meets the following requirements:

                  (a) it is genuine and in all respects what it purports to be;

                  (b) it arises from either (i) the performance of services by Borrower, which services have been fully performed and acknowledged and/or accepted by the Account Debtor with respect thereto or (ii) the sale or lease of goods by Borrower; and if it arises from the sale or lease of goods, (A) such goods comply with such Account Debtor's specifications (if any) and have been shipped to, or delivered to and accepted by, such Account Debtor and Borrower does not have knowledge that the Account Debtor has failed to accept delivery of all or a portion of such goods, and (B) Borrower has possession of shipping and delivery receipts evidencing such shipment, delivery and acceptance;

                  (c) it is evidenced by an invoice rendered to the Account Debtor with respect thereto which (i) is dated not earlier than the date of shipment or performance, and (ii) is not unpaid on the date that is ninety (90) days after the date of the invoice evidencing the Account Receivable;

                  (d) it is not owing by an Account Debtor with respect to which twenty-five percent (25%) or more of the aggregate Accounts Receivable owing by such Account Debtor to Borrower taken together are not Eligible Accounts Receivable for any reason;

                  (e) it is not subject to any assignment, claim or Lien, other than (i) a first priority Lien in favor of Agent, for the benefit of itself, Issuer and Lenders, (ii) a Lien permitted under SECTION 5.15, and (iii) a Lien consented to by Requisite Lenders in writing;

                  (f) it is a valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto, and is not subject to a contra, setoff, counterclaim, claim denying liability thereunder, credit or allowance (except any contra, setoff, counterclaim, claim denying liability thereunder, credit or allowance which has been deducted in computing the net amount of the applicable invoice as shown in the original schedule or Borrowing Base Certificate furnished to Agent identifying or including such Account Receivable) or adjustment by the Account Debtor with respect thereto, and such Account Debtor has not refused to accept any of the goods or services which are the subject of such Account Receivable or offered or attempted to return any of such goods;

                  (g) there are no proceedings or actions which are then pending against the Account Debtor with respect thereto or to which such Account Debtor is a party which are reasonably likely to result in any material adverse change in such Account Debtor's ability to pay any Account Receivable in full when due;

                  (h) it does not arise out of a contract which, by its terms, forbids, restricts or makes void or unenforceable the assignment by Borrower to Agent, for the benefit of itself, Issuer and Lenders, of the Account Receivable arising with respect thereto;

                  (i) the Account Debtor with respect thereto is not a Related Party of Borrower or a director, manager, officer, employee or agent of a Company, a Related Party of Borrower or an Obligor, unless Borrower's decision to extend credit to such Account Debtor is determined by the standards Borrower employs to extend credit to Account Debtors that are not Related Parties and such Account Receivable has terms no less favorable to Borrower than the standard terms of Accounts Receivable owing by Account Debtors that are not Related Parties;

                  (j) the Account Debtor with respect thereto is a resident or citizen of, and is located within, the United States of America or the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario or New Brunswick of Canada, unless the Account Receivable is fully covered by a letter of credit, banker's acceptance or other credit support terms reasonably satisfactory to Agent;

                  (k) it is not an Account Receivable arising from a "sale on approval," "sale or return" or "consignment," or subject to any other repurchase or return agreement;

                  (l) it is not an Account Receivable with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by Borrower, any Related Party of Borrower or any Obligor (or by any agent or custodian of Borrower, any Related Party of Borrower or any Obligor) for the account of or subject to further and/or future direction from the Account Debtor thereof;

                  (m) it is not an Account Receivable which in any way fails to meet or violates any warranty, representation or covenant in any material respect contained in this Agreement or any Related Agreement relating directly to Accounts Receivable;

                  (n) it arises in the ordinary course of Borrower's business;

                  (o) if the Account Debtor is the United States of America or any state or local governmental entity, or any department, agency or instrumentality thereof, Borrower has assigned its rights to payment of such Account Receivable to Agent, for the benefit of itself, Issuer and Lenders, pursuant to the Assignment of Claims Act of 1940, as amended, or pursuant to any similar state or local law, regulation or requirement;

                  (p) it is not owing by any single Account Debtor whose aggregate obligations to Borrower with respect to Accounts Receivable already exceed twenty percent (20%) of all Accounts Receivable in the aggregate; and

                  (q) the Account Receivable is not evidenced by chattel paper or an instrument.

                  "Eligible Inventory" means Inventory which meets the following requirements:

                  (a) it is owned by Borrower and is not subject to any prior assignment, claim or Lien, other than (i) a first priority Lien in favor of Agent, for the benefit of itself, Issuer and Lenders, (ii) a Lien permitted under SECTION 5.15, and (iii) Liens consented to by Requisite Lenders in writing;

                  (b) it is (except as Agent may otherwise consent in writing) new and unused and held for sale;

                  (c) except as provided in clause (d) below or as Agent may otherwise consent, it is in the possession and control of Borrower or its agents;

                  (d) if it is in the possession or control of a bailee, warehouseman, processor, consignee or other Person other than Borrower, Agent is in possession of such agreements, instruments and documents as Agent may reasonably require (each in form and content reasonably acceptable to Agent and duly executed, as appropriate, by the bailee, warehouseman, processor, consignee or other Person in possession or control of such Inventory, as applicable), and if Agent so requests warehouse receipts in Agent's name, for the benefit of itself, Issuer and Lenders, covering such Inventory;

                  (e) it is not Inventory which is dedicated to, identifiable with, or is otherwise specifically to be used in the manufacture of, goods which are to be sold or leased to the United States of America or any department, agency or instrumentality thereof and in respect of which Inventory Borrower shall have received any progress or other advance payment which is or may be against any Account Receivable generated upon the sale or lease of any such goods;

                  (f) it is not Inventory produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in Title 29 U.S.C. section 215 or any successor statute or section;

                  (g) it is not (i) packaging or shipping materials, (ii) goods used in connection with maintenance or repair of Borrower's properties or assets or (iii) general supplies;

                  (h) it is not Inventory which in any way fails to meet or violates any warranty, representation or covenant in any material respect contained in this Agreement or any Related Agreement relating directly to Inventory;

                  (i) Agent has not determined in its reasonable discretion that it is unacceptable due to age, type, category, quality and/or quantity; and

                  (j) it is not Inventory the use of which by Borrower or the manufacture or sale thereof by Borrower, is subject to any licensing, patent, royalty, trademark, tradename or copyright agreement of any other Person which would materially adversely affect the ability of Agent to sell or otherwise dispose of such Inventory during the continuance of any Event of Default.

                  "Environmental Laws" means the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree or other requirement regulating, relating to, or imposing liability or standards of conduct (including but not limited to permit requirements, and emission or effluent restrictions) concerning any Hazardous Materials or any hazardous, toxic or dangerous waste, substance or constituent, or any pollutant or contaminant or other substance, whether solid, liquid or gas, as now or at any time hereafter in effect.

                  "Environmental Lien" means a Lien in favor of any governmental entity for (a) any liability under any Environmental Law or (b) damages arising from or costs incurred by such governmental entity in response to a Release of any Hazardous Material or the spillage, disposal or release into the environment of any other hazardous, toxic or dangerous waste, substance or constituent, or other substance.

                  "Equipment" means all equipment of Borrower of every description, including without limitation fixtures, furniture, vehicles and trade fixtures, together with any and all accessions, parts and equipment attached thereto or used in connection therewith, and any substitutions therefor and replacements thereof.

                  "Equity Interests" means warrants, options or other stock purchase rights to acquire the Capital Stock of Borrower or Holdings, as the case may be (but excluding any debt security which is convertible into or exchangeable for, Common Stock of Borrower or Holdings, as the case may be).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

                  "ERISA Affiliate" means any corporation, partnership, or other trade or business (whether or not incorporated) that is, along with a Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Sections 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA, or a member of the same affiliated service group within the meaning of Section 414(m) of the Code.

                  "Eurocurrency Reserve Requirement" means, with respect to any LIBOR Rate Loan for any Interest Rate Period, a percentage equal to the daily average during such Interest Rate Period of the percentages in effect on each day of such Interest Rate Period, as prescribed by the Federal Reserve Board, for determining the aggregate maximum reserve requirements (including all basic, emergency, supplemental, marginal and other reserves) applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other then applicable regulation of the Federal Reserve Board which prescribes reserve requirements applicable to "Eurocurrency liabilities." Without limiting the effect of the foregoing, the Eurocurrency Reserve Requirement shall reflect any other reserves required to be maintained by Lenders against (i) any category of liabilities that includes deposits by reference to which the LIBOR Rate is to be determined, or (ii) any category of extensions of credit or other assets that includes LIBOR Rate Loans. For purposes of this Agreement, any LIBOR Rate Loan hereunder shall be deemed to be "Eurocurrency liabilities," as defined in Regulation D, and, as such, shall be deemed to be subject to such reserve requirements without the benefit of, or credit for, pro ration, exceptions or offsets which may be available to any Lender from time to time under Regulation D.

                  "Event of Default" has the meaning ascribed to such term in
SECTION 6.1.

                  "Excess Availability" means , as of any date, (a) Revolving Loan Availability as of such date; minus (b) the sum of (i) the amount of all then outstanding unpaid Revolving Loans as of such date, plus (ii) the aggregate amount of all then outstanding and unpaid Trade Accounts Payable of Borrower, which are more than forty-five (45) days past due, plus (iii) any Taxes then due.

                  "Excess Cash Flow" means, for any period, the sum of the following, without duplication, determined for Borrower on a consolidated basis in accordance with GAAP: (i) EBITDA for such period, minus (ii) interest and Taxes paid in cash during such period, minus (iii) the aggregate amount of Capital Expenditures of Borrower during such period to the extent such expenditures are made and permitted to be made hereunder, minus (iv) principal payments of the Term Loan made during such period, except to the extent such payments are made as a result of the application of the payments described in
SECTION 2.1.3(a)(i), SECTION 5.6 or as a result of the disposition of any of Borrower's assets, minus (v) principal payments made during such period in respect of the Subordinated Debt, to the extent such payments are permitted under the

Subordination Agreement and are not otherwise deducted from EBITDA, minus (vi) all dividends and other payments by Borrower to Holdings permitted by SECTION
5.12 to the extent not deducted in determining net income of Borrower for such period, plus (vii) decreases in Working Capital for such period, minus (viii) increases in Working Capital for such period.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal, for each day during such period, to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Banking Day, the average of the quotations for such day on such transactions received by Agent from three federal funds brokers of recognized standing selected by it.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "Fiscal Year" means any period of twelve (12) consecutive calendar months ending on December 31. References to a Fiscal Year with a number corresponding to any calendar year (e.g. "Fiscal Year 1996") refer to the Fiscal Year ending on the thirty-first (31st) day of December occurring during such calendar year.

                  "Fixed Charge Coverage" means, for any period, the ratio of
(a) EBITDA for such period, to (b) the sum of Taxes paid in cash by Borrower during such period, plus interest paid in cash by Borrower during such period, plus payments made by Borrower under the Tax Sharing Agreement during such period, plus principal in respect of Indebtedness of Borrower scheduled to be paid during such period; provided, that for any period ending on or prior to September 30, 1997, the amount of Taxes and interest paid in cash and payments made under the Tax Sharing Agreement during such period shall mean the amount the Taxes and interest paid in cash and payments made under the Tax Sharing Agreement from the Closing Date through the end of such period as annualized for a twelve (12) month period.

                  "Fixtures" means all fixtures of Borrower of every description and all substitutions and replacements of any thereof.

                  "Floating Rate" means, at anytime, a rate per annum equal to the sum of the Reference Rate at such time plus the Applicable Floating Margin at such time.

                  "Floating Rate Loan" means any portion of the Revolving Loans or the Term Loan which bears interest at a rate determined with reference to the Floating Rate.

                  "Funded Debt" means the aggregate outstanding amount of all interest-bearing Indebtedness of Borrower, determined on a consolidated basis in accordance with GAAP, including without limitation all Loans.

                  "FX Trading Office" means the Foreign Exchange Trading Center, Chicago, Illinois, of BA, or such other of BA's offices as Agent may designate from time to time.

                  "GAAP" means generally accepted accounting principles as in effect from time to time (except as otherwise provided in SECTION 1.4), as applied in the preparation of the audited financial statements referred to in
SECTION 4.6.

                  "General Intangibles" means all general intangibles now owned or hereafter acquired by Borrower, including without limitation all right, title and interest of Borrower, in and to: (a) all tax refunds and tax refund claims;
(b) registered and unregistered patents, trademarks, service marks, copyrights, tradenames, applications for any of the foregoing; (c) all trade secrets and other confidential information relating to the business of Borrower; and (d) all rights and remedies under the Acquisition Documents.

                  "Hazardous Materials" means any toxic substance, hazardous substance, hazardous material, hazardous chemical or hazardous waste defined or qualifying as such in (or for the purposes of) any Environmental Law, or any pollutant or contaminant, or any hazardous, toxic or dangerous waste, substance or constituent, and shall include, but not be limited petroleum, including crude oil, any radioactive material, including but not limited to any source, special nuclear or by-product material as defined at 42 U.S.C. Section 2011 ET SEQ., as amended or hereafter amended, polychlorinated biphenyls and asbestos in any form or condition.

                  "Holdings" means Unifrax Holding Co., a Delaware corporation.

                  "Indebtedness" of any Person means, without duplication, (a) any obligation of such Person for borrowed money, including without limitation
(i) any obligation of such Person evidenced by bonds, debentures, notes or other similar debt instruments and (ii) any obligation for borrowed money which is non-recourse to the credit of such Person but which is secured by a Lien on any asset of such Person, (b) any obligation of such Person on account of deposits or advances, (c) any obligation of such Person for the deferred purchase price of any property or services, except Trade Accounts Payable, (d) any obligation of such Person as lessee under a Capitalized Lease, (e) any obligation of such Person with respect to interest rate swaps, interest rate caps, interest rate collars or other interest hedging agreements, (f) any obligation of such Person in respect of foreign exchange contracts, (g) any obligation of such Person with respect to letters of credit, acceptances, guarantees or similar obligations of another Person issued for the account of such Person, and (h) any Indebtedness of another Person secured by a Lien on any asset of such first Person, whether or not such Indebtedness is assumed by such first Person. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner or any joint venture to the extent such Person is personally liable for the Indebtedness of such joint venture.

                  "Interest Coverage" means, for any period, the ratio of (a) EBITDA for such period, to (b) interest paid in cash by Borrower during such period; provided, that for any period ending on or prior to September 30, 1997, the amount of interest paid in cash during such period shall mean the amount of interest paid in cash from the Closing Date through the end of such period as annualized for a twelve (12) month period.

                  "Interest Rate Period" means with respect to any portion of the Revolving Loan or Term Loan which is to bear interest at a rate determined with reference to the LIBOR Rate, the period commencing on the date on which the LIBOR Rate is deemed applicable to such portion of the Loan and ending on the numerically corresponding day one (1), two (2), three (3), four (4) or six (6) months thereafter; provided, however, that:

                  (a) any Interest Rate Period which would otherwise end on a day which is not a Banking Day shall end on the next succeeding Banking Day unless such next succeeding Banking Day falls in another calendar month, in which case such Interest Rate Period shall end on the next preceding Banking Day;

                  (b) any Interest Rate Period which begins on the last Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Rate Period) shall end on the last Banking Day of the calendar month at the end of such Interest Rate Period; and

                  (c) no Interest Rate Period shall extend beyond the Termination Date.

                  "Inventory" means any and all of Borrower's goods (including without limitation goods in transit) wheresoever located, which are held for sale, furnished under any contract of service, or held as raw materials, work in process, or supplies or materials used or consumed in Borrower's business, or which are held for use in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, and any and all goods the sale or other disposition of which has given rise to an Account Receivable or any other property described in SECTION 3.1(a), which are returned to and/or repossessed and/or stopped in transit by, or at any time hereafter are in the possession or under the control of, Borrower, Agent or any Lender or any agent or bailee of any of them, and all documents of title or other documents representing the same.

                  "Investment" of any Person means any investment, made in cash or by delivery of any kind of property or asset, in any other Person, whether by acquisition of shares of stock or similar interest, Indebtedness or other obligation or security, or by loan, advance or capital contribution, or otherwise.

                  "Issuer" means BAI, any Related Party of BAI, or any other Lender reasonably acceptable to Agent to issue Letters of Credit under this Agreement upon the Application of Borrower.

                  "L/C Draft" means a draft drawn on Issuer pursuant to a Letter of Credit.

                  "Lenders" means, collectively, BAI, NCB and any other Person that becomes a Lender under this Agreement and each of their respective successors and assigns as provided in this Agreement; and "Lender" means any one of Lenders.

                  "Letter of Credit" means a standby or commercial letter of credit issued by Issuer on the Application of Borrower.

                  "Letter of Credit Obligations" means, at any time, an amount equal to the sum of, without duplication, (a) the aggregate outstanding face amount of all Letters of Credit, plus (b) the aggregate outstanding face amount of all accepted but unpaid L/C Drafts, plus (c) the unreimbursed amount of any payment by Issuer in respect of any L/C Draft.

                  "Leverage Ratio" means, as of the last day of any calendar quarter, the ratio of (a) Funded Debt as of such date less cash and Cash Equivalent Investments of Borrower as of such date, to (b) EBITDA for the twelve
(12) month period ending on such date.

                  "Liabilities" means all of the liabilities, obligations (including obligations of performance) and indebtedness of Borrower to Agent or any Lender of any kind or nature, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, and arising under, or in connection with, this Agreement, any Note, any Related Agreement (including without limitation any Application or Letter of Credit with respect thereto), including without limitation all interest, charges, reasonable expenses, Attorneys' Fees and other sums chargeable to Borrower by Agent or any Lender hereunder or thereunder. "Liabilities" shall also include any and all amendments, extensions, renewals of any of the foregoing.

                  "LIBOR Base Rate" means, with respect to each Interest Rate Period for a LIBOR Rate Loan, the rate per annum at which deposits in the Applicable Currency are offered to the LIBOR Office of BAI two (2) Banking Days prior to the beginning of such Interest Rate Period by major banks in the London interbank eurodollar market as at or about the relevant local time of such LIBOR Office, for delivery on the first day of such Interest Rate Period, for the number of days comprised therein and in an amount equal to the amount of the LIBOR Rate Loan to be outstanding during such Interest Rate Period. As used herein, "relevant local time" as to any LIBOR Office means 11:00 a.m., London time, when such LIBOR Office is located in Europe or the Middle East, and 10:00 a.m., Chicago time, when such LIBOR Office is located in North America or the Caribbean.

                  "LIBOR Office" means with respect to any Lender the office or offices reasonably selected by such Lender which shall be making or maintaining the LIBOR Rate Loans of such Lender hereunder or such other office or offices reasonably selected by such Lender through which such Lender determines its LIBOR Base Rate. A LIBOR Office of any Lender may be, at the option of such Lender, either a domestic or foreign office.

                  "LIBOR Rate" means, with respect to each Interest Rate Period for a LIBOR Rate Loan, a rate per annum (rounded upward, if necessary, to the nearest one hundredth of one percent (1/100th of 1%)) determined pursuant to the following formula:

        LIBOR Rate =         LIBOR Base Rate           + Applicable LIBOR Margin
                    ---------------------------------
                    1-Eurocurrency Reserve Requirement

                  "LIBOR Rate Loan" means any portion of the Revolving Loans or Term Loan which bears interest at a rate determined with reference to the LIBOR Rate, and may be an Offshore Currency Loan or a Loan denominated in Dollars.

                  "Lien" means any security interest, mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or encumbrance, including without limitation the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under any Capitalized Lease, but excluding operating leases for purposes of GAAP not intended to create a security interest.

                  "Loan" means (a) any Revolving Loan made pursuant to SECTION 2.1.1, (b) the Term Loan made pursuant to SECTION 2.1.2 and (c) any other loan or advance made to Borrower by Agent or any Lender under or pursuant to this Agreement.

                  "Loan Account" has the meaning ascribed to such term in
SECTION 2.3.

                  "Margin Stock" has the meaning ascribed to such term in Regulation U of the Federal Reserve Board or any regulation substituted therefor, as in effect from time to time.

                  "Material Adverse Change" means (a) a material adverse change in the condition (financial or otherwise), operations or properties, of Borrower, (b) an impairment of Agent's interest, for the benefit of itself, Issuer and Lenders, in any material portion of the Collateral or the material diminution in value of the Collateral taken as a whole, or (c) the prospect of payment or performance of any material obligation or material agreement of Borrower or any other Obligor hereunder or under any Related Agreement is materially impaired.

                  "Material Adverse Effect" means (a) a material adverse effect upon the condition (financial or otherwise), operations or properties, of Borrower, (b) an impairment of Agent's interest, for the benefit of itself, Issuer and Lenders, in any material portion of the Collateral or the material diminution in value of the Collateral taken as a whole, or (c) the prospect of payment or performance of any material obligation or material agreement of Borrower or any other Obligor hereunder or under any Related Agreement is materially impaired.

                  "Maximum Facility Amount" has the meaning ascribed to such term in SECTION 2.1.5.

                  "Maximum Loan Amount" means, with respect to any Lender, the maximum amount of Loans which such Lender has agreed, pursuant to the terms and conditions of this Agreement, to make available to Borrower, as set forth on the signature page hereto or in an Assignment and Acceptance Agreement executed by such Lender.

                  "Maximum Revolving Loan Amount" means, with respect to any Lender, the maximum amount of Revolving Loans which such Lender has agreed, pursuant to the terms and conditions of this Agreement, to make available to Borrower, as set forth on the signature page hereto or in an Assignment and Acceptance Agreement executed by such Lender.

                  "Maximum Term Loan Amount" means, with respect to any Lender, the maximum amount of the Term Loan which such Lender has agreed to make available to Borrower, as set forth on the signature page hereto or in an Assignment and Acceptance Agreement executed by such Lender.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA that is maintained for employees of Borrower or any ERISA Affiliate.

                  "Net Worth" means, at any time, the consolidated assets of Borrower and its Subsidiaries at such time, less the consolidated liabilities of Borrower and its Subsidiaries at such time, each as determined in accordance with GAAP.

                  "NCB" has the meaning ascribed to such term in the Preamble.

                  "Note" means any promissory note of Borrower evidencing any loan or advance made by any Lender to Borrower pursuant to this Agreement, as the same may be amended, modified or supplemented from time to time.

                  "Obligor" means Borrower and each other Person who is or shall become primarily or secondarily liable on any of the Liabilities, or who grants to Agent, for the benefit of itself, Issuer and Lenders, a Lien on any property of such Person as security for any of the Liabilities.

                  "Occupational Safety and Health Law" means the Occupational Safety and Health Act of 1970 and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety which is applicable to any Company.

                  "Offshore Currency" means Deutche Marks or Reals.

                  "Offshore Currency Loan" means any LIBOR Rate Loan denominated in an Offshore Currency.

                  "Over Advance" has the meaning ascribed to such term in
SECTION 2.8.

                  "Overdraft Loan" has the meaning ascribed to such term in
SECTION 2.7.

                  "Participant" means any Person, now or at any time or times hereafter, participating with any Lender, pursuant to the provisions of SECTION 11.9, in the Loans made or Letters of Credit issued, pursuant to this Agreement or any Related Agreement.

                  "Payment Liabilities" means all Liabilities other than (i) contingent obligations of Borrower with respect to which neither Agent nor any Lender has asserted a claim against Borrower, and (ii) non-monetary obligations of performance; provided, that Payment Liabilities shall include the Letter of Credit Obligations.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Pension Plan" means a "pension plan," as such term is defined in Section 3(2) of ERISA, that is subject to the provisions of Title IV of ERISA (other than a Multiemployer Plan) that is maintained for employees of Borrower or any ERISA Affiliate.

                  "Permitted Acquisition" means any acquisition after December 31, 1997 by Borrower or any Subsidiary formed by Borrower for such purpose (a "New Subsidiary"), by any means, of all or substantially all of the assets or capital stock of any Person that is a going concern and that is in a similar or related field of business as Borrower as of the date hereof (including reasonable extensions of such business operations), that satisfies the following conditions:

                  (a) no Event of Default or Unmatured Event of Default is in existence at the time of such acquisition or would be caused thereby after giving effect thereto;

                  (b) total consideration for all such acquisitions (including without limitation cash purchase price, liabilities assumed, deferred or financed purchase price and purchase price characterized as consulting agreements, noncompetition payments and the like), does not exceed the sum of Two Million Dollars ($2,000,000) and the aggregate amount of Excess Cash Flow of Borrower for each Fiscal Year ending on or after December 31, 1997 not applied to the principal balance of the Term Loan pursuant to SECTION 2.1.3(a)(i); provided, that total consideration for all such acquisitions in any Fiscal Year shall not exceed Two Million Dollars ($2,000,000);

                  (c) Agent has received at least ten (10) days' prior written notice thereof and, as soon as available, copies of all agreements delivered in connection therewith;

                  (d) if a New Subsidiary is formed, Agent has obtained a Lien on such New Subsidiary's stock and assets; and

                  (e) Agent has received a certificate from Borrower's chief executive officer, president or chief financial officer certifying that all of the applicable conditions contained herein to treating such acquisition as a Permitted Acquisition have been satisfied.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, institution, entity, or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation any instrumentality, division, agency, body or department thereof).

                  "Pre-Settlement Determination Date" has the meaning ascribed to such term in SECTION 2.14.

                  "Pro Rata Share" means, with respect to any Lender, a fraction (expressed as a percentage in nine (9) decimal places), the numerator of which shall be the Maximum Loan Amount of such Lender and the denominator of which shall be the aggregate amount of the Maximum Loan Amounts of all Lenders.

                  "Recapitalization Agreement" means that certain
Recapitalization Agreement dated as of _____________, 1996 among Sellers, Borrower, Unifrax Investment and Holdings.

                  "Reference Rate" means, at any time, the rate of interest then most recently announced by BAI at Chicago, Illinois as its reference rate. Each change in the interest rate on any Loan (other than a LIBOR Rate Loan) shall take effect on the effective date of the change in the Reference Rate.

                  "Register" has the meaning ascribed to such term in SECTION 11.9(d).

                  "Related Agreement" means any agreement, instrument or document (including without limitation notes, guarantees, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination agreements, intercreditor agreements, trust account agreements and all other written matter) heretofore, now, or hereafter delivered to Agent or any Lender with respect to or in connection with or pursuant to this Agreement or any of the Liabilities, and executed by or on behalf of a Company or any other Obligor, as each of the same may be amended, modified or supplemented from time to time and shall specifically include any Notes.

                  "Related Party" means, with respect to any Person, any other Person (a) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such first Person or a subsidiary of such first Person, (b) that beneficially owns or holds ten percent (10%) or more of the equity interest of such first Person or a subsidiary of such first Person or (c) ten percent (10%) or more of the equity interest of which is beneficially owned or held by such first Person or a subsidiary of such first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Release" means any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Materials into the environment.

                  "Reportable Event" has the meaning given to such term in ERISA.

                  "Requisite Lenders" means Lenders having, in the aggregate, Pro Rata Shares of at least fifty-one percent (51%).

                  "Revolving Credit" has the meaning ascribed to such term in the definition of "Credit."

                  "Revolving Credit Amount" means the maximum amount of Revolving Loans which Lenders will make available to Borrower, which amount is equal to Twenty Million Dollars ($20,000,000).

                  "Revolving Loan" has the meaning ascribed to such term in
SECTION 2.1.1.

                  "Revolving Loan Availability" means the lesser of (a) the Revolving Credit Amount minus the Letter of Credit Obligations and (b) the Borrowing Base (as calculated pursuant to the most recent Borrowing Base Certificate delivered pursuant to this Agreement) minus the Letter of Credit Obligations.

                  "Same Day Funds" means (i) with respect to disbursements and payments in Dollars, immediately available funds, and (ii) with respect to disbursements and payments in an Offshore Currency, same day or other funds as may be determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

                  "Sellers" mean BP America Inc., a Delaware corporation, The Standard Oil Company, an Ohio corporation, and BPX.

                  "Seller Subordinated Debt" means obligations of Borrower to BPX in respect of the Subordinated Promissory Note.

                  "Senior Notes" means Borrower's ________ percent (___%) Senior Notes due 2003, in aggregate principal amount limited to One Hundred Million Dollars ($100,000,000), issued or to be issued in connection with the Acquisition, as the same may be amended, modified, supplemented, renewed or refinanced from time to time.

                  "Senior Note Documents" means the Indenture dated as of October __, 1996 between Borrower (as successor in interest to Unifrax Investment) and ____________________, as Trustee, as the same may be amended, modified or supplemented from time to time.

                  "Settlement Date" has the meaning ascribed to such term in
SECTION 2.14.

                  "Spot Rate" for a currency means the rate quoted by BA as the spot rate for the purchase by BA of such currency with another currency through its FX Trading Office at approximately 10:30 a.m. (Chicago time) on the date two
(2) Banking Days prior to the date as of which the foreign exchange computation is made.

                  "Subordinated Debt" means, collectively, that portion of any liabilities, obligations or Indebtedness of Borrower which contains terms satisfactory to Requisite Lenders and is subordinated, in a manner satisfactory to Requisite Lenders (as evidenced by Requisite Lenders' written agreement of satisfaction), as to right and time of payment of principal and interest thereon, to all of the Liabilities and shall include, without limitation, the Seller Subordinated Debt.

                  "Subordinated Promissory Note" means the Subordinated Promissory Note of even date herewith in the original principal amount of Seven Million Dollars ($7,000,000), issued by Borrower to BPX.

                  "Subordination Agreement" means the Subordination Agreement of even date herewith between BPX, Agent and the trustee under the Senior Note Documents.

                  "Subsidiary" means any Person of which or in which a Company and its other Subsidiaries own directly or indirectly more than fifty percent (50%) of (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation, (b) the membership interests, the capital interest or profits interest of such Person, if it is a limited liability company, partnership, joint venture or similar entity or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.

                  "Supplemental Documentation" has the meaning ascribed to such term in SECTION 3.5.

                  "Taxes" with respect to any Person means taxes, assessments or other governmental charges or levies imposed upon such Person, its income or any of its properties, franchises or assets.

                  "Tax Sharing Agreement" means the Tax Sharing Agreement of even date herewith between Borrower and Holdings as such Tax Sharing Agreement is in effect on the Closing Date and as the same may be amended pursuant to any amendment, alteration, modification or waiver thereto that is not materially adverse to the interests of Borrower or Lenders.

                  "Term Credit" has the meaning ascribed to such term in the definition of the term "Credit".

                  "Termination Date" means September 28, 2001.

                  "Term Loan" means the Term Loan referred to in SECTION 2.1.2.

                  "Trade Accounts Payable" of any Person means trade accounts payable of such Person incurred in the ordinary course of such Person's business and having payment terms materially consistent with past practices of such Person.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Illinois, and any successor statute, together with any regulations thereunder, in each case as in effect from time to time. References to sections of the UCC shall be construed to also refer to any successor sections.

                  "Unifrax Investment" means Unifrax Investment Corp., a Delaware corporation.

                  "Unmatured Event of Default" means any event or condition which, with the lapse of time or giving of notice to Borrower, would constitute an Event of Default.

                  "Working Capital" means the consolidated current assets of Borrower and its Subsidiaries minus the consolidated current liabilities of Borrower and its Subsidiaries, each as determined in accordance with GAAP, excluding cash, Cash Equivalent Investments, the principal balance of the Revolving Loan and current maturities of long-term Indebtedness.

                  "XPE GmbH" means XPE Vertriebs GmbH, a limited liability company incorporated in Germany.

                  "XPE Ltda." means NAF Brasil Ltda., a company incorporated in Brazil.

         1.2.     Other Definitional Provisions.
                  ------------------------------

                  Unless otherwise defined or the context otherwise requires, all financial and accounting terms used herein or in any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP. If any changes in accounting principles from those used in the preparation of the financial statements referred to in SECTION 4.6 hereafter occur as a result of the promulgation of rules, regulations, pronouncements, or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and result in a change in the method of calculation of financial covenants, standards, or terms found in this Agreement, upon the request of Borrower or the Requisite Lenders, Borrower, Agent and Requisite Lenders agree to enter into negotiations to amend such financial covenants, standards or terms so as to equitably reflect such changes with the desired result that the evaluations of the Borrower's financial condition shall be the same after such changes as if such changes had not been made; provided, however, that until Borrower, Agent and Requisite Lenders have reached a definitive agreement on such amendments, Borrower's financial condition shall continue to be evaluated on the same principles as those used in the preparation of the financial statements referred to in SECTION 4.6 prior to such change in accounting principles.

                  Unless otherwise defined therein, all terms defined in this Agreement shall have the defined meanings when used in any Related Agreement or Supplemental Documentation. Terms used in this Agreement which are defined in any SCHEDULE or EXHIBIT hereto shall, unless the context otherwise indicates, have the meanings given them in such SCHEDULE or EXHIBIT. Other terms used in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

         1.3.     Interpretation of Agreement.
                  ----------------------------

                  A SECTION, an EXHIBIT or a SCHEDULE is, unless otherwise stated, a reference to a section hereof, an exhibit hereto or a schedule hereto, as the case may be. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

         1.4.      Compliance with Financial Restrictions.
                   ---------------------------------------

                  Compliance with each of the financial ratios and restrictions contained in SECTION 5 shall, except as otherwise provided herein, be determined in accordance with GAAP, consistently followed, subject to SECTION 1.2.

         1.5.     Currency Equivalents Generally.
                  -------------------------------

                  For all purposes of this Agreement (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Offshore Currency or other currency of an amount in Dollars, and the equivalent in Dollars of an amount in any Offshore Currency or other currency, shall be determined at the Spot Rate.

2.       LOANS; LETTERS OF CREDIT; OTHER MATTERS.

         2.1.     Loans.
                  ------

                  2.1.1.   Revolving Loans.
                           ----------------

                  (a) Subject to the terms and conditions of this Agreement and in reliance upon the warranties and representations of Borrower set forth herein and the warranties and representations of each other Obligor set forth in the Related Agreements, each Lender, severally and not jointly, agrees to make its Pro Rata Share of such loans or advances (individually each a "Revolving Loan" and collectively the "Revolving Loans") from time to time before the Termination Date to Borrower as Borrower may from time to time request; provided, that Agent may, but shall not be obligated to, make such Revolving Loans to Borrower on behalf of Lenders as a Disproportionate Advance as provided below; provided, further, that, except as provided in SECTION 2.8, the aggregate Dollar Equivalent of the outstanding principal amount of the Revolving Loans shall not at any time exceed Revolving Loan Availability. Revolving Loans made by or on behalf of Lenders may be repaid and, subject to the terms and conditions hereof, reborrowed to but not including the Termination Date unless the Credit extended under this Agreement is otherwise terminated as provided in this Agreement. No Lender shall be obligated at any time to make available to Borrower its Pro Rata Share of any requested Revolving Loan if such amount, plus its Pro Rata Share of all Revolving Loans then outstanding to Borrower, would exceed such Lender's Maximum Revolving Loan Amount.

                  No Lender shall be obligated to make available its Pro Rata Share of any Revolving Loans during the occurrence and continuance of any Event of Default or Unmatured Event of Default; provided, that notwithstanding the foregoing or anything contained herein to the contrary, regardless of whether an Event of Default or an Unmatured Event of Default exists and is continuing, each Lender shall, at the request of Agent, continue to be obligated to make its Pro Rata Share of the Revolving Loans available to Borrower for a period of up to five (5) Banking Days, but in any event, no Lender shall be obligated at any time to make available to Borrower its Pro Rata Share of any such requested Revolving Loan if such amount, plus its Pro Rata Share of all Revolving Loans then outstanding would exceed such Lender's Maximum Revolving Loan Amount. Neither Agent nor any Lender shall be responsible for any failure by any other Lender to perform its obligations to make advances hereunder, and the failure of any Lender to make its Pro Rata Share of any advance hereunder shall not relieve any other Lender of its obligation, if any, to make its Pro Rata Share of Loans hereunder, nor require such other Lender to make more than its Pro Rata Share of any Loans hereunder.

                  If Borrower makes a request for a Revolving Loan pursuant to the terms hereof, Agent shall notify each Lender by telecopy or other similar form of teletransmission of the proposed advance (A) on the same day Agent is notified by Borrower of Borrower's request for an advance hereunder if such notice is received by Agent by 10:00 a.m., Chicago time on such day or (B) on the next Banking Day following the day Agent is notified by Borrower of Borrower's request for an advance hereunder if such notice is received by Agent after 10:00 a.m. Chicago time, on such day. Each Lender will make the amount of its Pro Rata Share of each proposed advance available to Agent for the account of Borrower in Same Day Funds and in the Applicable Currency (x) in the case of a proposed advance comprised of Loans in Dollars, by 12:00 noon (Chicago time) on the day requested (y) in the case of a proposed advance in an Offshore Currency, by such time on such day as the Agent may specify. Agent shall promptly remit to Borrower such Same Day Funds received from a Lender.

                  Notwithstanding the foregoing, if Borrower makes a request as provided herein for a Revolving Loan that will constitute a Floating Rate Loan, or if Agent makes a Revolving Loan pursuant to any other provision of this Agreement or any Related Agreement, Agent may, in its sole discretion, in lieu of the immediately preceding paragraph, elect to advance the amount of the proposed Revolving Loan to Borrower disproportionately (a "Disproportionate Advance") out of Agent's own funds on behalf of Lenders, and request settlement in accordance with SECTION 2.14, such that upon such settlement, each Lender's share of the outstanding Revolving Loans to Borrower (including, without limitation, the amount of any Disproportionate Advance) equals its Pro Rata Share and such Disproportionate Advance shall be deemed to be repaid. If and to the extent that a Lender does not settle with Agent as required above, Borrower agrees to repay to Agent forthwith on demand such amount required to be paid by such Lender to Agent, together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to Agent, at the interest rate applicable at such time for such Revolving Loans; provided, that Borrower's obligation to repay such advance to Agent shall not relieve any Lender of its liability to Agent or Borrower for failure to settle as provided above.

                  (b) In the event the aggregate Dollar Equivalent of the outstanding principal balance of the Revolving Loans exceeds Revolving Loan Availability, Borrower shall, unless Agent permits such Over Advance as provided in SECTION 2.8 or Requisite Lenders shall otherwise consent, within one (1) Banking Day of written notice from Agent, make such repayments of the Revolving Loans or take such other actions as shall be necessary to eliminate such excess.

                  (c) All Revolving Loans hereunder shall be paid by Borrower on the Termination Date, unless payable sooner pursuant to the provisions of this Agreement, but may, at Borrower's election, be repaid in whole or in part at any time prior to such date without premium or penalty (other than as expressly provided in SECTION 2.4.5 with respect to LIBOR Rate Loans repaid prior to the end of the applicable Interest Rate Period).

                  2.1.2.    Term Loan.
                            ----------

                  (a) Subject to the terms and conditions of this Agreement and in reliance upon the warranties and representations of Borrower set forth herein and the warranties and representations of each other Obligor set forth in the Related Agreements, each Lender, severally and not jointly, agrees to make its Pro Rata Share of a loan (the "Term Loan") to Borrower on the Closing Date in the amount of Twenty-Five Million Dollars ($25,000,000).

                  (b) Unless otherwise required to be sooner paid pursuant to
SECTION 2.1.3 or any other provision of this Agreement, the principal balance of the Term Loan shall be repaid in fifteen (15) consecutive installments, on the last day of each calendar quarter as follows: (i) four (4) installments each in the amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) commencing December 31, 1997 and ending September 30, 1998; (ii) four (4) installments each in the amount of Five Hundred Thousand Dollars ($500,000) commencing December 31, 1998 and ending September 30, 1999; and (iii) seven (7) installments each in the amount of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) commencing December 31, 1999 and ending June 30, 2001; together with a final installment of the unpaid principal balance of the Term Loan on September 28, 2001.

                  2.1.3.    Prepayments of the Loans.
                            -------------------------

                  (a) MANDATORY PREPAYMENTS.

                  (i) EXCESS CASH FLOW. In addition to the other payments required hereunder, within one hundred (100) days after the end of each Fiscal Year (commencing with Fiscal Year 1997), Borrower shall make a mandatory prepayment of the Term Loan in an amount equal to fifty percent (50%) of Borrower's Excess Cash Flow for such Fiscal Year. Such mandatory prepayment shall be applied to the unpaid installments of the Term Loan in the inverse order of their maturities; provided, that the mandatory prepayment in respect of Borrower's Excess Cash Flow for Fiscal Year 1997 shall be applied to the unpaid installments of the Term Loan due March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 in the inverse order of their maturities.

                  (ii) TERMINATION DATE. Notwithstanding any other provision of this Agreement, if not theretofore paid in full, the outstanding principal balance of the Term Loan shall be due and payable in full on the Termination Date.

                  (b) VOLUNTARY PREPAYMENTS OF THE TERM LOAN. Borrower may on any Banking Day, prepay the principal of the Term Loan in whole or in part without any premium or penalty (other than as expressly provided in SECTION
2.4.5 with respect to LIBOR Rate Loans repaid prior to the end of the applicable Interest Rate Period); provided, however, that a prepayment of the Term Loan may be made with the proceeds of a Revolving Loan only if, immediately before and after giving effect to such prepayment, no Event of Default or Unmatured Event of Default then exists and is continuing or would result therefrom. Any partial prepayment of principal shall be in a minimum amount equal to the lesser of (i) the outstanding principal balance of the Term Loan and (ii) Two Hundred Fifty Thousand Dollars ($250,000) or an integral multiple thereof, and shall be applied to the unpaid installments of the Term Loan in the inverse order of their maturities; provided, that any voluntary prepayment in Fiscal Year 1997 shall be applied to the unpaid installments of the Term Loan due March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 in the inverse order of their maturities. Any principal of the Term Loan which is repaid may not be reborrowed as a Term Loan.

                  2.1.4.   Prepayment of all Liabilities; Reduction of Revolving
                           -----------------------------------------------------
                           Credit Amount.
                           --------------

                  Upon three (3) Banking Days prior written notice to Agent, Borrower may prepay all of the Loans and Letter of Credit Obligations in full at any time, without premium or penalty (other than as expressly provided in SECTION 2.4.5 with respect to LIBOR Rate Loans repaid prior to the end of the applicable Interest Rate Period), by prepaying the outstanding principal balance of the Revolving Loans and the Term Loan, together with (a) all accrued and unpaid interest on the Payment Liabilities and (b) all other outstanding Payment Liabilities. Borrower may permanently reduce the Revolving Credit Amount in increments of Two Hundred Fifty Thousand Dollars ($250,000).

                  2.1.5.    Maximum Outstanding Liabilities.
                            --------------------------------

                  Notwithstanding any other provision of this Agreement, (i) the aggregate Dollar Equivalent of the outstanding principal balance of the Loans plus the Letter of Credit Obligations shall not exceed Forty-Five Million Dollars ($45,000,000) (the "Maximum Facility Amount"); (ii) the aggregate Dollar Equivalent of the outstanding principal balance of the Term Loan shall not exceed Twenty-Five Million Dollars ($25,000,000); and (iii) the aggregate Dollar Equivalent of the principal balance of the Revolving Loans plus the Letter of Credit Obligations shall not exceed Twenty Million Dollars ($20,000,000); provided, however, that the foregoing shall not limit the right of Agent or Lenders to advance Revolving Loans to Borrower pursuant to any other provision of this Agreement or any Related Agreement that permits Agent or Lenders to advance Revolving Loans to Borrower. Any Revolving Loan advanced by Agent to Borrower under any of the foregoing provisions shall be deemed to be a Revolving Loan made by Agent on behalf of Lenders to Borrower.

         2.2.     Letters of Credit.
                  ------------------

                  (a) In addition to Loans made pursuant to SECTION 2.1, Agent will, upon receipt of duly executed Applications and such other documents, instruments and/or agreements as Issuer or Agent may reasonably require, request, on Borrower's behalf, that Issuer issue Letters of Credit for the account of Borrower on such terms as are reasonably satisfactory to Agent and Issuer, PROVIDED, HOWEVER that no Letter of Credit will be issued if, after taking such Letter of Credit into account, the Dollar Equivalent of the Letter of Credit Obligations exceed the least of (A) Five Million Dollars ($5,000,000),
(B) the Revolving Credit Amount minus the outstanding principal balance of the Revolving Loans and (C) the Borrowing Base minus the outstanding principal balance of the Revolving Loans. If such excess shall at any time exist, Borrower shall, unless Requisite Lenders shall otherwise consent, promptly make such payments as are necessary to eliminate such excess or shall promptly post cash Collateral in the amount of such excess. No Letter of Credit shall be used to support worker's compensation obligations if the aggregate amount of such Letters of Credit exceeds One Million Dollars ($1,000,000) or have a tenor of more than one year from the issue date thereof or an expiry date after the thirtieth (30th) day prior to the Termination Date.

                  (b) Borrower agrees to pay to Issuer, on demand, Issuer's standard issuance, amendment, negotiation and administrative operating fees and charges in effect from time to time for issuing and administering any Letters of Credit on Borrower's Application and if not so paid, each Lender shall, without regard to any other provision of this Agreement or any other Related Agreement, any defense that Borrower may have to its obligation to pay Issuer in connection with such fees and charges or any defense that any Lender may have in connection with the participation described in SECTION 2.2(e) in connection with any Letter of Credit or L/C Draft, pay Issuer for such Lender's Pro Rata Share of such fees and charges, and any payments so made by Lenders to Issuer shall be deemed to be Revolving Loans to Borrower. Each Lender (other than a Lender that is Issuer) acknowledges and agrees that it shall not be entitled to any of the fees and charges of Issuer. Borrower further agrees to pay Agent, for the benefit of Lenders, a per annum commission equal to the Applicable LIBOR Margin then in effect for Revolving Loans (calculated on the basis of a year consisting of three hundred sixty (360) days and paid for actual days elapsed) of the daily average of the undrawn amount of each Letter of Credit issued on Borrower's Application and on each L/C Draft accepted in connection therewith. Such Letter of Credit commissions shall be paid in arrears on the first day of each calendar quarter, commencing January 1, 1997. Upon at least two (2) Banking Days' advance notice to Borrower (or during the continuance of an Event of Default, without notice to Borrower), Agent may provide for the payment of any fees, charges or commissions due hereunder by advancing the amount thereof to Borrower as a Revolving Loan. At all times that any Default Rate is being charged under this Agreement, the Letter of Credit commission shall be equal to two percent (2.0%) per annum in excess of the otherwise applicable commission.

                  (c) Subject to the remaining sentences of this clause (c), Borrower agrees to reimburse Issuer, on demand, for each payment made by Issuer under or pursuant to any Letter of Credit or L/C Draft issued or made on Borrower's behalf and if not so reimbursed, each Lender shall, without regard to any other provision of this Agreement or any other Related Agreement, any defense that Borrower may have to its obligation to reimburse Issuer in connection with such payment or any defense that any Lender may have in connection with the participation described in SECTION 2.2(e) in connection with any such Letter of Credit or L/C Draft, reimburse Issuer for such Lender's Pro Rata Share of such payment, and any payments so made by Lenders to Issuer shall be deemed to be Revolving Loans to Borrower. Agent and Lenders agree that so long as there is sufficient Revolving Loan Availability and provided that no Event of Default is then continuing in existence or would be caused thereby, upon the written request of Borrower, Agent will provide for the payment of any reimbursement obligations of Borrower under SECTION 2.2 and any interest accrued thereon by advancing the amount thereof to Borrower as a Revolving Loan. Prior to such advance, the amount of such reimbursement obligations shall bear interest at the Floating Rate. Agent shall have the option, pursuant to SECTION 2.8, to so provide for such payments even if there is not sufficient Revolving Loan Availability or if an Event of Default is then continuing in existence or would be caused thereby and such amounts will bear interest at the rate set forth in SECTION 2.8. In the event a Letter of Credit or L/C Draft is not reimbursed by Borrower or otherwise from a Revolving Loan as provided herein, Borrower agrees to pay Agent, for the benefit of itself and Lenders, on demand, interest at the Default Rate on any amounts paid by Issuer in respect of a Letter of Credit or an L/C Draft issued or made on Borrower's behalf until the reimbursement of Issuer by Borrower of such payment.

                  (d) At the election of Agent at any time during the existence and continuance of an Event of Default, Borrower shall, upon Agent's demand, deliver to Agent cash Collateral equal to the aggregate Letter of Credit Obligations. Any such cash Collateral and/or any amounts received by Agent in payment of the Loan made pursuant to this paragraph (d) shall be held by Agent, for the benefit of itself, Issuer and Lenders, in the Assignee Deposit Account or a separate account appropriately designated as a cash Collateral account in relation to this Agreement and the Letters of Credit and shall be retained by Agent, for the benefit of itself, Issuer and Lenders, as security in respect of the Liabilities under or in connection with the Letters of Credit and L/C Drafts. Such amounts shall not be used by Agent to pay any amounts drawn or paid under or pursuant to any Letter of Credit or L/C Draft, but may be applied to reimburse Issuer for drawings or payments under or pursuant to Letters of Credit or L/C Drafts which Issuer has paid. Any amounts remaining in any cash Collateral account established pursuant to this paragraph (d) following the first to occur of the nonexistence of all Events of Default or the reimbursement in full of all Payment Liabilities in respect of outstanding Letter of Credit Obligations, shall be returned to Borrower.

                  (e) Immediately upon the issuance of a Letter of Credit in accordance with this Agreement, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from Issuer, without recourse or warranty, an undivided interest and participation therein to the extent of such Lender's Pro Rata Share (including without limitation, all obligations of Issuer thereunder to fund a draw with respect thereto); provided, that such interest and participation therein shall not entitle a Lender to any of Issuer's standard issuance, amendment, negotiation, or administration operating fees and charges in connection with such Letter of Credit. Borrower indemnifies each of Agent and each Lender against any and all liability and expense it may incur in connection with any Letter of Credit or L/C Draft to Persons other than Agent or any Lender and agrees to reimburse each of Agent and each Lender for any such payment made by Agent or any Lender to Issuer, except for any liability incurred or payment made as a result of Agent's or such Lender's gross negligence or willful misconduct.

         2.3.     Loan Account; Demand Deposit Account.
                  -------------------------------------

                  Agent shall establish or cause to be established on its books in Borrower's name one or more accounts (each a "Loan Account") to evidence Loans made to Borrower. Agent or Lenders, as appropriate, will credit or cause to be credited to commercial accounts (each a "Demand Deposit Account") maintained by Borrower at BAI's 231 South LaSalle Street, Chicago, Illinois office, the amount of any sums advanced as Loans hereunder, which shall be disbursed at Borrower's direction. Any amounts advanced as Loans hereunder which are credited to Borrower's Demand Deposit Account, together with any other amounts advanced to Borrower as a Loan pursuant to this Agreement, will be debited to the applicable Loan Account and result in an increase in the principal balance outstanding in such Loan Account in the amount thereof.

         2.4.     Interest and Fees.
                  ------------------

                  2.4.1.    Interest.
                            ---------

                  (a) INTEREST TO MATURITY. Unless Borrower elects to have a portion of the Loans bear interest at the LIBOR Rate, each Loan shall be deemed to be a Floating Rate Loan and the unpaid principal amount thereof (other than Overdraft Loans and Over Advances) shall bear interest until maturity at a per annum rate equal to the Floating Rate.

                  (b) LIBOR RATE OPTION. Borrower shall have the right, from time to time (but not prior to the fourth (4th) day after the Closing Date), to designate portions of the Loans as bearing interest at the then applicable LIBOR Rate, by means of a written notice to Agent specifying (i) the amount of such Loans that will bear interest at a LIBOR Rate (provided, that LIBOR Rate Loans shall be in a minimum amount of the Dollar Equivalent of Five Hundred Thousand Dollars ($500,000) and in minimum increments of the Dollar Equivalent of Two Hundred Fifty Thousand Dollars ($250,000)); (ii) the date on which the applicable Interest Rate Period shall begin; (iii) the Interest Rate Period applicable thereto; and (iv) the Applicable Currency. All designations of Loans as LIBOR Rate Loans must be received by Agent not later than 10:00 a.m., Chicago time, three (3) Banking Days prior to the date the applicable Interest Rate Period is to begin (or is to be continued); provided, that in the case of Offshore Currency Loans, all such designations must be received by Agent not later than 10:00 a.m., Chicago time, four (4) Banking Days prior to the date the applicable Interest Rate Period is to begin (or is to be continued). Notwithstanding the foregoing, (A) all undesignated portions of the Loans shall bear interest at the rate set forth in SECTION 2.4.1(a), (B) the Dollar Equivalent of the aggregate Offshore Currency Loans shall not exceed Five Million Dollars ($5,000,000) at any time, and (C) in no event may more than five
(5) LIBOR Rate Loans having different Interest Rate Periods be outstanding at any one time. Each designation by Borrower of a LIBOR Rate Loan shall be irrevocable. Notwithstanding anything contained herein to the contrary, if an Event of Default exists (x) no LIBOR Rate Loan may be commenced or continued, and (y) at the end of its Interest Rate Period, each LIBOR Rate Loan shall be converted to a Floating Rate Loan and if not denominated in Dollars, such LIBOR Rate Loan shall be redenominated in Dollars at its Dollar Equivalent.

                  (c) DEFAULT RATE. If any Event of Default is in existence, at the option of Requisite Lenders and upon written notice by Agent to Borrower, the entire unpaid principal balance of the Loans shall bear interest until no such Events of Default are in existence at a rate per annum equal to the greater of (i) the applicable interest rate from time to time in effect plus two percent (2%) and (ii) two percent (2%) above the applicable interest rate in effect at the time of such Event of Default.

                  (d) OVERDRAFT LOANS; OVER ADVANCES. Overdraft Loans and Over Advances shall bear interest at the rate(s) determined pursuant to SECTION 2.7 or SECTION 2.8, as applicable.

                  2.4.2.    Fees.
                            -----

                  (a) NONUSE FEE. Borrower agrees to pay to Agent, for the benefit of itself and Lenders, a fee equal to one-quarter of one percent (0.25%) per annum on the daily average amount by which the Revolving Credit Amount exceeds the outstanding principal balance of the Revolving Loans plus the Letter of Credit Obligations. The fee provided for in this SECTION 2.4.2 shall be payable quarterly in arrears on the first day of each calendar quarter commencing January 1, 1997, and on the date the Revolving Credit terminates for the period then ended. The amount of any outstanding Offshore Currency Loan on any date shall be determined based upon the Dollar Equivalent of such Offshore Currency Loan on the last day of the applicable calendar quarter.

                  (b) FEE LETTER. Borrower agrees to pay the fees set forth in that certain Fee Letter dated as of the date hereof between Agent and Borrower.

                  2.4.3.    Payment of Interest and Fees.
                            -----------------------------

                  Until maturity, interest on the Loans shall be payable in arrears on the first (1st) day of each calendar quarter, commencing on January 1, 1997, and at maturity; provided, that interest on LIBOR Rate Loans shall be payable in arrears on the last day of the Interest Rate Period applicable thereto and at maturity. After maturity, whether by acceleration or otherwise, accrued but unpaid interest shall be payable on demand. Upon at least two (2) Banking Days' advance notice to Borrower (or during the continuance of an Event of Default, without notice to Borrower), Agent may provide for the payment of any unpaid accrued interest and any fees when due by charging the Demand Deposit Account or any bank account maintained by Borrower with Agent or by advancing the amount thereof to Borrower as a Revolving Loan.

                  2.4.4.    Method of Calculating Interest and Fees.
                            ----------------------------------------

                  Interest on the unpaid principal amount of each Loan shall accrue from and including the date such Loan is made to, but not including, the date such Loan is paid. Interest and any fees shall be calculated on the basis of a year consisting of three hundred sixty (360) days and paid for actual days elapsed; provided, that the computation of interest on LIBOR Rate Loans shall include the date on which the applicable Interest Rate Period began, but shall exclude the last day of the applicable Interest Rate Period. LIBOR Rate Loans not repaid on the last day of the Interest Rate Period applicable thereto shall be continued as LIBOR Rate Loans in the Applicable Currency (to the extent Borrower provides written notice thereof to Agent and satisfies the requirements of SECTION 2.4.1(b)) or converted into Floating Rate Loans (and redenominated in Dollars at its Dollar Equivalent to the extent such Loan was an Offshore Currency Loan) and bear interest as provided herein, from and including the last day of such Interest Rate Period. Changes in any interest rate provided for herein which are due to changes in the Reference Rate shall take effect on the date of the change in the Reference Rate.

                  2.4.5.    Funding Indemnification.
                            ------------------------

                  If any payment of a LIBOR Rate Loan occurs on a date which is not the last day of the applicable Interest Rate Period, whether because of acceleration, prepayment or otherwise, Borrower will indemnify each Lender and Agent for any loss or cost incurred by it resulting therefrom, including without limitation any loss or cost in liquidating or employing deposits acquired to fund or maintain such Loan. Agent shall deliver a written statement as to the amount due, if any, under this SECTION 2.4.5, after consultation with each Lender so affected. Such written statement shall set forth in reasonable detail the calculations upon which Agent and such Lender determined such amount and shall be final, conclusive and binding on Borrower and Lenders in the absence of manifest error. Determination of amounts payable under this SECTION 2.4.5 shall be calculated as though each Lender funded its LIBOR Rate Loans through the purchase of a deposit of the type and maturity corresponding to the LIBOR Rate Loan and applicable Interest Rate Period bearing interest at the LIBOR Base Rate and Applicable Currency whether or not the Lender actually funded the Loan in that manner. The amount specified in the written statement shall be payable on demand after receipt by Borrower of the written statement.

                  2.4.6.    Availability of Interest Rate Options.
                            --------------------------------------

                  If any Lender determines that maintenance of any of its LIBOR Rate Loans would violate any applicable law, rule, regulation or directive, whether or not having the force of law, such Lender shall immediately notify Agent thereof and Agent shall suspend the availability of such LIBOR Rate Loans and require any LIBOR Rate Loans outstanding and so affected to be repaid or, at Borrower's option, converted to Floating Rate Loans; or if any Lender determines that (i) deposits of a type or maturity appropriate to match fund LIBOR Rate Loans are not available, (ii) the LIBOR Rate does not accurately reflect the cost of making such Loans, or (iii) such Lender's ability to make or maintain LIBOR Rate Loans has been materially adversely affected by the occurrence of any event after the date hereof, then such Lender shall immediately notify Agent thereof and Agent shall suspend the availability of the LIBOR Rate Loans, as applicable, after the date of any such determination, and any existing LIBOR Rate Loans shall be converted to Floating Rate Loans as soon as practicable and in any case no later than the end of the applicable Interest Rate Period.

                  2.4.7.    Obligation to Mitigate.
                            -----------------------

                  Agent and each Lender agrees that if it becomes aware of either (i) the occurrence of an event or the existence of a condition described in SECTION 2.4.6 or SECTION 9.3 that would cause Agent or such Lender to make a determination of the nature described therein, or (ii) the imposition, assessment or collection of any Taxes on or in respect of any Loan or Letter of Credit (other than Taxes based on the income of Agent or such Lender, as the case may be), Agent or Lender will, to the extent consistent with its internal policies, use reasonable efforts to make, fund or maintain the affected Loans or Letters of Credit through another lending office of such Agent or Lender, if any, if, as a result thereof, the additional amounts (after taking into account the additional expenses incurred in connection with utilizing such other lending office) that would otherwise be required to be paid to Agent or such Lender in respect thereof, would be reduced, or LIBOR Rate Loans could be maintained, as the case may be, and if, as determined by Agent or such Lender in its reasonable discretion, the issuing, making, funding or maintaining of such Loans or Letters of Credit through such other lending office would not adversely affect Agent or such Lender or such Loans or Letters of Credit. Borrower hereby agrees to pay all reasonable expenses incurred by Agent or any Lender in using another lending office pursuant to this SECTION 2.4.7.

         2.5.     Requests for Loans and Letters of Credit; Borrowing Base
                  --------------------------------------------------------
                  Certificates; Other Information.
                  --------------------------------

                  (a) Loans or Letters of Credit shall be requested in writing or by telephone, except for Overdraft Loans and Revolving Loans made pursuant to any other provision of this Agreement or any Related Agreement that permits Agent to advance Revolving Loans to Borrower.

                  (b) In the event that Borrower shall at any time, or from time to time, (i) make a request for a Loan hereunder or (ii) be deemed to have requested an Overdraft Loan, Borrower agrees to forthwith provide Agent and Lenders with such information, at such frequency and in such format, as is reasonably required by Agent, such information to be current as of the time of such request.

                  (c) Borrower further agrees to provide to Agent and Lenders a current Borrowing Base Certificate on or before the twentieth (20th) day of each month for the preceding month and at such other times as Agent may reasonably request. Such Borrowing Base Certificate shall be in substantially the same form as that attached hereto as EXHIBIT A, executed and certified as accurate by such officers or employees of Borrower as Borrower designates in writing to Agent pursuant to duly adopted resolutions of Borrower's Board of Directors authorizing such action.

                  (d) Borrower may request, telephonically or by written authorization, the disbursement of Revolving Loans by Agent or Lenders and by written authorization, the issuance of Letters of Credit by Issuer, as appropriate. Borrower shall provide Agent with documentation reasonably satisfactory to Agent indicating the names of those employees of Borrower authorized by Borrower to sign Borrowing Base Certificates and/or to make telephonic requests for Loans, written requests for Letters of Credit, and/or to authorize disbursement of the proceeds of Loans by wire transfer or otherwise, and Agent and Lenders shall be entitled to rely upon such documentation until notified in writing by Borrower of any change(s) in the names of the employees so authorized. Agent and Lenders shall be entitled to act on the instructions of anyone identifying himself as one of the persons authorized to request Loans, or disbursements of Loan proceeds by telephone and Borrower shall be bound thereby in the same manner as if the person were actually so authorized. Borrower agrees to indemnify and hold each of Agent and each Lender harmless from any and all claims, damages, liabilities, losses, costs and expenses (including Attorneys'
Fees) which may arise or be created by the acceptance of instructions for making or paying Loans in writing or by telephone, except for such claims, damages, liabilities, losses, costs and expenses arising as a result of the gross negligence or willful misconduct of Agent or any Lender. Subject to SECTION 2.4.1(b), each such request must be received by Agent no later than 10:00 a.m. (Chicago time) (i) with respect to Revolving Loans on the date on which such Revolving Loan is requested to be made and (ii) with respect to Letters of Credit, on the date that is five (5) Banking Days prior to the date on which such Letter of Credit is requested to be issued.

         2.6.     Statements.
                  -----------

                  All Loans and Letters of Credit and payments hereunder shall be recorded on Agent's books, which shall be rebuttably presumptive evidence of the amount of such Loans and Letters of Credit outstanding at any time hereunder. Agent will account monthly as to all Loans and Letters of Credit and payments hereunder and, absent demonstrable error, each monthly accounting will be fully binding on Borrower unless, within sixty (60) days of Borrower's receipt thereof, Borrower shall provide Agent with a reasonably specific listing of exceptions. Notwithstanding any term or condition of this Agreement to the contrary, however, the failure of Agent to record the date and amount of any Loan or Letter of Credit hereunder shall not limit or otherwise affect the obligation of Borrower to repay any such Loan or the amount of any Letter of Credit Obligation.

         2.7.      Overdraft Loans.
                   ----------------

                  Agent, in its sole and absolute discretion, and subject to the terms hereof, may make a Revolving Loan to Borrower in an amount equal to the amount of any overdraft which may from time to time exist with respect to the Demand Deposit Account or any bank account which Borrower may now or hereafter have with Agent. The existence of any such overdraft shall be deemed to be a request by Borrower for such Loan. Borrower acknowledges that Agent is under no duty or obligation to make any Loan to Borrower to cover any overdraft. Borrower further agrees that if the making of a Loan to cover any Overdraft would result in an Over Advance, such overdraft shall constitute a separate Loan under this Agreement (an "Overdraft

Loan"), which shall bear, from the date on which the overdraft occurred until paid, interest in an amount equal to one hundred thirty percent (130%) of the highest rate of interest then actually being charged for Revolving Loans (other than Overdraft Loans) made hereunder. If Agent, in its sole and absolute discretion, decides not to make a Loan to cover part or all of any overdraft, Agent may return any check(s) which created such overdraft.

         2.8.      Over Advances.
                   --------------

                  If the aggregate outstanding Revolving Loans to, and Letter of Credit Obligations of, Borrower exceed Revolving Loan Availability (such excess Payment Liabilities are herein referred to as "Over Advances"), Agent, in its sole and absolute discretion, may, for a period of five (5) Banking Days, permit such Over Advance to exist without the consent of any Lender (but subject to SECTION 2.1.1(a)) and continue to make Revolving Loans on behalf of Lenders, and after the expiration of such five (5) Banking Day period, no such event or occurrence shall cause or constitute a waiver by any Lender of its right to refuse to make any further Revolving Loans at any time that an Over Advance exists or would result therefrom; provided, that Agent may not (i) make Revolving Loans on behalf of Lenders under this SECTION 2.8 to the extent such Revolving Loans would cause a Lender's Pro Rata Share of the Dollar Equivalent of the Revolving Loans to exceed such Lender's Maximum Revolving Loan Amount or
(ii) make Revolving Loans on behalf of Lenders under this SECTION 2.8 to the extent such Revolving Loans would cause the then Dollar Equivalent of the outstanding Revolving Loans and Letter of Credit Obligations to exceed in the aggregate, the sum of Five Million Dollars ($5,000,000) and the amount of the Dollar Equivalent of the outstanding Revolving Loans and Letter of Credit Obligations as of the date Agent became aware of the Over Advance. During any period in which an Over Advance exists, the amount of Over Advances shall bear interest at a rate equal to one hundred thirty percent (130%) of the highest rate of interest then actually being charged for Revolving Loans made hereunder.

         2.9.      All Loans One Obligation.
                   -------------------------

                  The Revolving Loans, the Term Loan and all other Loans under this Agreement shall constitute one Loan, and all Indebtedness and other Liabilities of Borrower under this Agreement and any of the Related Agreements shall constitute one general obligation secured by Agent's Lien, for the benefit of itself, Issuer and Lenders, on all of the Collateral and by all other Liens heretofore, now, or at any time or times hereafter granted by Borrower or any other Obligor to Agent, for the benefit of itself, Issuer and Lenders. Borrower agrees that all of the rights of Agent and Lenders set forth in this Agreement shall apply to any modification of or supplement to this Agreement, any Schedules or Exhibits hereto, and the Related Agreements, unless otherwise agreed in writing.

         2.10.    Making of Payments; Application of Collections; Charging of
                  -----------------------------------------------------------
                  Accounts.
                  ---------

                  (a) All payments hereunder (including payments with respect to any Notes) shall be made without set-off or counterclaim and shall be made to Agent, on the date due at BAI's office at 231 South LaSalle Street, Chicago, Illinois 60697, or at such other place as may be designated by Agent to Borrower in writing. Except as otherwise expressly provided herein, all payments by Borrower shall be made to Agent for the account of Lenders, and, with respect to principal of, interest on, and any other amounts relating to, any Offshore Currency Loan, shall be made in the Offshore Currency in which such Loan is denominated or payable, and, with respect to all other amounts payable hereunder, shall be made in Dollars. Such payments shall be made in Same Day Funds, and (i) in the case of Offshore Currency payments, no later than such time on the dates specified herein as may be determined by Agent to be necessary for such payment to be credited on such date in accordance with normal banking procedures in the place of payment, and (ii) in the case of any Dollar payments, no later than 12:30 p.m. (Chicago time) on the date specified herein. Any payment which is received by the Agent later than 12:30 p.m. (Chicago time), or later than the time specified by the Agent as provided in clause (i) above (in the case of Offshore Currency payments), shall be deemed to have been received on the following Banking Day and any applicable interest or fee shall continue to accrue.

                  (b) (i) Agent shall have the right to apply any payments in respect of the Payment Liabilities or proceeds of Collateral received by Agent (whether deposited in an Assignee Deposit Account or otherwise received by Agent) to the whole or the principal and/or interest of any Loans and/or any other Payment Liabilities, whether or not then due, in such order of application as Agent may determine; provided, that so long as an Event of Default does not continue to exist, (A) mandatory prepayments described in SECTION 2.1.3(a) shall be applied to the Term Loan as provided in SECTION 2.1.3(a), (B) proceeds of Equipment sold, transferred or otherwise disposed of pursuant to SECTION 3.4(b) shall be applied to the Term Loan or made available to Borrower as provided in
SECTION 3.4(b), (C) proceeds of casualty insurance described in SECTION 5.6 shall be applied to the Payment Liabilities or made available to Borrower as provided in SECTION 5.6, and (D) all proceeds of Accounts Receivable and Inventory received by Agent (whether deposited in an Assignee Deposit Account or otherwise received by Agent), shall, at Borrower's option, (x) be transferred to Borrower's Demand Deposit Account or other operating account in accordance with written instructions provided by Borrower, or (y) be applied as follows: FIRST, to payment of amounts then due with respect to fees (including Attorneys' Fees), charges and expenses for which Borrower is liable pursuant to this Agreement and the Related Agreements; SECOND, to payment of amounts then due with respect to interest on the Loans made to or for the benefit of Borrower; third, to payment of principal of Overdraft Loans; and FOURTH, to payment of the principal of the other Loans made to Borrower then due and owing in such order of application as Agent may determine.

                  (ii) Notwithstanding anything to the contrary herein, no checks, drafts or other instruments received by Agent shall constitute final payment with respect to any Liabilities unless and until such item of payment has actually been collected.

                  (c) Borrower hereby authorizes Agent, and Agent may, in its sole and absolute discretion, upon at least two (2) Banking Days' advance notice to Borrower (or during the continuance of an Event of Default, without notice to Borrower), charge to Borrower at any time when due all or any portion of any of the Payment Liabilities (and interest thereon, if any) including but not limited to any Attorneys' Fees and other costs and expenses of Agent and Lenders for which Borrower is liable pursuant to the terms of this Agreement or any Related

Agreement, or for which any other Obligor is liable pursuant to the terms of any Related Agreement, by charging Borrower's Demand Deposit Account or any bank account of Borrower with Agent or by advancing the amount thereof to Borrower as a Revolving Loan; provided, however, that the provisions of this SECTION 2.10(c) shall not affect Borrower's obligation to pay when due all amounts payable by Borrower under this Agreement, any Note or any Related Agreement, whether or not there are sufficient funds therefor in Borrower's Demand Deposit Account or any such other bank account of Borrower.

         2.11.    Agent's Election Not to Enforce.
                  --------------------------------

                  Notwithstanding any term or condition of this Agreement to the contrary, Agent, in the sole and absolute discretion of Requisite Lenders, at any time and from time to time, may suspend or refrain from enforcing any or all of the restrictions imposed in this SECTION 2, but no such suspension or failure to enforce shall impair any right or power of Agent or any Lender under this Agreement, including without limitation any right of each Lender to refrain from making a Loan or Issuer to refrain from issuing a Letter of Credit, if all conditions precedent applicable to such Lender's obligation to make such Loan or Issuer's obligation to issue such Letter of Credit have not been satisfied.

         2.12.     Intentionally Omitted.
                   ----------------------

         2.13.     Setoff.
                   -------

                  In addition to and not in limitation of all other rights and remedies (including other rights of offset or banker's lien) that Agent and Lenders may have under applicable law, each of Agent and each Lender shall, upon the occurrence and during the continuance of any Event of Default or any Unmatured Event of Default have the right to appropriate and apply to the payment of the Payment Liabilities, in such order of application as Requisite Lenders may elect, any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of Borrower then or thereafter with Agent or any Lender. Agent and each Lender shall promptly advise Borrower of any such setoff and application but failure to do so shall not affect the validity of such setoff and application.

         2.14.    Settlements, Distributions and Apportionment of Payments.
                  ---------------------------------------------------------

                  On a weekly basis (or more frequently if required by Agent) (a "Settlement Date"), Agent shall provide each Lender with a statement of the outstanding balance of the Liabilities as of the end of the Banking Day preceding the Settlement Date (the "Pre-Settlement Determination Date") and the current balance of the Revolving Loans constituting Floating Rate Loans funded by each Lender, specifying the amounts outstanding to Borrower (whether made directly by such Lender to Borrower or constituting a settlement by such Lender of a previous Disproportionate Advance made by Agent on behalf of such Lender to Borrower). If such statement discloses that such Lender's current balance of the Revolving Loans constituting Floating Rate Loans as of the Pre-Settlement Determination Date exceeds such Lender's Pro Rata Share of the Revolving Loans constituting Floating Rate Loans outstanding as of the Pre-Settlement Determination Date, then

Agent shall, on the Settlement Date, transfer to such Lender, by wire transfer, the net amount due to such Lender in accordance with such Lender's instructions, and if such statement discloses that such Lender's current balance of the Revolving Loans constituting Floating Rate Loans as of the Pre-Settlement Determination Date is less than such Lender's Pro Rata Share of the Revolving Loans constituting Floating Rate Loans outstanding as of the Pre-Settlement Determination Date, then such Lender shall, on the Settlement Date, transfer to Agent, by wire transfer the net amount due to Agent in accordance with Agent's instructions. In addition, without duplication, payments actually received by Agent with respect to the following items shall be distributed by Agent to Lenders as follows:

                  (a) Within one (1) Banking Day of receipt thereof by Agent, payments to be applied to interest on the Loans shall be paid to each Lender in proportion to its Pro Rata Share in the Applicable Currency, subject to any adjustments for any Disproportionate Advances so that Agent shall receive interest on the Disproportionate Advances and each Lender shall only receive interest on the amount of funds actually advanced by such Lender;

                  (b) Within one (1) Banking Day of receipt thereof by Agent, payments of principal in respect of the Loans shall be paid to each Lender in a proportion to its Pro Rata Share in the Applicable Currency; and

                  (c) Within one (1) Banking Day of receipt thereof by Agent, payments to be applied to the unused line fee set forth in SECTION 2.4.2 and the Letter of Credit commission set forth in SECTION 2.2(b), shall each be paid to each Lender in proportion to its Pro Rata Share, subject to any adjustments for any Disproportionate Advances.

Notwithstanding the foregoing, if a Lender has failed to remit its Pro Rata Share of any Loans required to be made pursuant to hereto or has failed to make a settlement payment to Agent pursuant to this SECTION 2.14, no payment shall be made to such Lender by Agent at any time such Lender's share of the outstanding Loans is less than such Lender's Pro Rata Share. If Agent or any Lender fails to pay the other any payment due under this Agreement on its due date, the party to whom such payment is due shall be entitled to recover interest from the party obligated to make such payment at a rate per annum equal to the Federal Funds Rate. No provision of this Agreement shall entitle any Lender to any portion of the fees described in the Fee Letter.

3.        COLLATERAL.

         3.1.     Grant Of Security Interest.
                  ---------------------------

                  As security for the payment of all Loans now or hereafter made by, or on behalf of, Lenders to Borrower hereunder or under any Note, and as security for the payment or other satisfaction of all other Liabilities (including without limitation the Letter of Credit Obligations), Borrower hereby grants to Agent, for the benefit of itself, Issuer and Lenders, a security interest in and to the following property of Borrower, whether now owned or existing, or hereafter acquired or coming into existence, wherever now or hereafter located (all such property is hereinafter referred to collectively as the "Collateral"):

                  (a) Accounts Receivable (whether or not Eligible Accounts);

                  (b) Equipment and Fixtures;

                  (c) Inventory (whether or not Eligible Inventory);

                  (d) General Intangibles;

                  (e) Documents of title;

                  (f) All chattel paper and instruments evidencing, arising out of or relating to any obligations to Borrower for goods sold or leased or services rendered, or otherwise arising out of or relating to any property described in this SECTION 3.1;

                  (g) Any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies of or in the name of Borrower now or hereafter with Agent, any Lender or any Participant and any and all property of every kind or description of or in the name of Borrower now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, or standing to Borrower's credit on the books of, Agent, any agent or bailee for Agent, any Lender, or any Participant;

                  (h) All interest of Borrower in any goods the sale or lease of which shall have given or shall give rise to, and in all guaranties and other property securing the payment of or performance under, any Accounts Receivable, General Intangibles or any chattel paper or instruments referred to in clause
(f) above;

                  (i) Any and all other property of Borrower, of any kind or description (including but not limited to real estate of Borrower), subject to a separate mortgage, pledge or security interest in favor of Agent, for the benefit of itself and Lenders, or in which Agent now or hereafter acquires a security interest securing any Liabilities, whether pursuant to a written agreement or instrument other than this Agreement or otherwise;

                  (j) All interest of Borrower in leases of real or personal property, whether as lessor or lessee (including any option to purchase thereunder);

                  (k) All replacements, substitutions, additions or accessions to or for any of the foregoing;

                  (l) To the extent related to the property described in clauses
(a) through (k) above, all books, correspondence, credit files, records, invoices and other papers and documents, including without limitation, to the extent so related, all tapes, cards, computer runs, computer software and other papers and documents in the possession or control of Borrower or any computer bureau from time to time acting for Borrower, and, to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including business interruption insurance and any credit insurance; and

                  (m) All products and proceeds (including but not limited to any Accounts Receivable or other proceeds arising from the sale or other disposition of any property described above, any returns of Inventory sold by Borrower, and the proceeds of any insurance covering any of the property described above) of any of the foregoing.

         3.2.     Accounts Receivable.
                  --------------------

                  (a) If requested by Agent, Borrower shall notify Agent immediately of all material disputes and claims by any Account Debtor and settle or adjust them, or cause them to be settled or adjusted, at no expense to Agent or Lenders. If requested by Agent, Borrower will make proper entries in its books and records, disclosing the assignment of Accounts Receivable to Agent, for the benefit of itself, Issuer and Lenders.

                  (b) Borrower warrants and covenants that: (i) to the best of Borrower's knowledge, all of the Accounts Receivable are and will continue to be bona fide existing obligations created by the sale of goods, the rendering of services, or the furnishing of other good and sufficient consideration to Account Debtors in the regular course of business; and (ii) all shipping or delivery receipts and other documents furnished or to be furnished to Agent in connection therewith are and will be genuine in all material respects.

                  (c) Agent is authorized and empowered (which authorization and power, being coupled with an interest, is irrevocable until the last to occur of termination of this Agreement and payment and performance in full of all of the Payment Liabilities under this Agreement) at any time in its reasonable discretion:

                  (i) To request, in the name of Agent, in the Borrower's or the name of a third party, at reasonable intervals determined by Agent, confirmation from any Account Debtor or party obligated under or with respect to any Collateral of the amount shown by the Accounts Receivable or other Collateral to be payable, or any other matter stated therein;

                  (ii) After the occurrence and during the continuance of an Event of Default, to endorse in Borrower's name and to collect any chattel paper, checks, notes, drafts, instruments or other items of payment tendered to or received by Agent in payment of any Account Receivable or other obligation owing to Borrower;

                  (iii) After the occurrence and during the continuance of an Event of Default, to notify, either in Agent's name or Borrower's name, and/or to require Borrower to notify, any Account Debtor or other Person obligated under or in respect of any Collateral, of the fact of Agent's Lien thereon, for the benefit of itself, Issuer and Lenders, and of the collateral assignment thereof to Agent, for the benefit of itself, Issuer and Lenders;

                  (iv) After the occurrence and during the continuance of an Event of Default, to direct, either in Borrower's name or Agent's name, and/or to require Borrower to direct, any Account Debtor or other Person obligated under or in respect of any Collateral to make payment directly to Agent of any amounts due or to become due thereunder or with respect thereto; and

                  (v) After the occurrence and during the continuance of an Event of Default, to demand, collect, surrender, release or exchange all or any part of any Collateral or any amounts due thereunder or with respect thereto, or compromise or extend or renew for any period (whether or not longer than the initial period) any and all sums which are now or may hereafter become due or owing upon or with respect to any of the Collateral, or enforce, by suit or otherwise, payment or performance of any of the Collateral either in Agent's own name or in the name of Borrower.

Under no circumstances shall Agent be under any duty to act in regard to any of the foregoing matters. The costs relating to any of the foregoing matters, including Attorneys' Fees and out-of-pocket expenses, and the cost of any Depository Account, Assignee Deposit Account, or other bank account or accounts which may be required hereunder, shall be borne solely by Borrower whether the same are incurred by Agent, and Agent may advance same to Borrower as a Revolving Loan.

                  (d) Borrower will notify its Account Debtors to make all payments in respect of Borrower's Accounts Receivable directly to one or more lockbox accounts at financial institutions reasonably acceptable to Agent. All deposits to such lockbox accounts, and all of the checks, drafts, cash and other remittances received by Borrower in payment or as proceeds of, or on account of, any of the Accounts Receivable or other Collateral, shall be deposited in special bank accounts (the "Depository Accounts") on such terms, and at such banks or financial institutions, as Agent shall consent, in its reasonable judgment. Said proceeds shall be deposited in precisely the form received except for Borrower's endorsement where necessary to permit collection of items, which endorsement Borrower agree to make. Pending such deposit, Borrower agrees not to commingle any such checks, drafts, cash and other remittances received by it with any of its funds or property, but will hold them separate and apart therefrom, until deposit thereof is made in the Depository Accounts. Except during the existence and continuance of an Event of Default, all funds in Borrower's Depository Accounts shall be available to Borrower, at its direction (except to the extent such funds are to be applied to the Payment Liabilities as otherwise provided in this Agreement). During the existence and continuance of an Event of Default, all funds in the Depository Accounts at the end of each Banking Day will be wire transferred or transferred by other means acceptable to Agent to one or more special bank accounts (each on "Assignee Deposit Account") at BAI, over which Agent alone has power of withdrawal. Borrower acknowledges that the maintenance of the Assignee Deposit Accounts is solely for the convenience of Agent in facilitating its own operations, and Borrower has not and shall not have any right, title or interest in the Assignee Deposit Accounts or in the amounts at any time appearing to the credit thereof. Upon the full and final liquidation of all Payment Liabilities, Agent will pay over to Borrower any excess amounts received by Agent as payment or proceeds of Collateral, whether received by Agent as a deposit in an Assignee Deposit Account, contained in a lockbox account or any Depository Account or received by Agent as a direct payment on any of the sums due hereunder.

                  (e) Borrower appoints Agent, or any Person whom Agent may from time to time designate, as Borrower's attorney and agent-in-fact with power: (i) after the occurrence and during the continuance of an Event of Default, to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Agent; (ii) to receive, open and dispose of all mail addressed to Borrower, but received by Agent; (iii) at reasonable intervals determined by Agent, to send requests for verification of Accounts Receivable or other Collateral to Account Debtors; (iv) after the occurrence and during the continuance of an Event of Default, to open an Assignee Deposit Account, Depository Accounts, lockbox accounts or other accounts under Agent's sole control for the collection of Accounts Receivable or other Collateral, if not required contemporaneously with the execution hereof; and (v) to do all other things which Agent is permitted to do under this Agreement or any Related Agreement or which are reasonably necessary to carry out this Agreement and the Related Agreements. Neither Agent nor any of its directors, officers, employees or agents will be liable for any acts of commission or omission nor for any error in judgment or mistake of fact or law, unless the same shall have resulted from gross negligence or willful misconduct. The foregoing appointment and power, being coupled with an interest, is irrevocable until all Payment Liabilities under this Agreement are paid and performed in full and this Agreement is terminated. Borrower expressly waives presentment, demand, notice of dishonor and protest of all instruments and any other notice to which it might otherwise be entitled.

                  (f) After the occurrence and during the continuance of an Event of Default, if any Account Receivable or General Intangible arises out of a contract with the United States or any state or local governmental entity, or any department, agency, or instrumentality of any thereof, Borrower will, immediately notify Agent in writing and, at the request of Requisite Lenders, execute any instruments and take any steps reasonably required by Agent in order that all monies due and to become due under such contract shall be assigned to Agent, for the benefit of itself, Issuer and Lenders, and notice thereof given to the applicable governmental entity under the Federal Assignment of Claims Act of 1940, as amended, or other applicable laws or regulations.

                  (g) If any Account Receivable is evidenced by chattel paper or promissory notes, trade acceptances, or other instruments for the payment of money, Borrower will, unless Agent shall otherwise agree, deliver the originals of same to Agent, appropriately endorsed to Agent's order and, regardless of the form of such endorsement, Borrower hereby expressly waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

         3.3.     Inventory.
                  ----------

                  (a) Borrower warrants and covenants that: (i) all of the Inventory is, and at all times shall be, owned by Borrower free of all claims and Liens (except as set forth in and permitted by SECTION 5.15); and (ii) Borrower will not make any further assignment of any thereof or create or permit to exist any further Lien thereon, unless approved in writing by Requisite Lenders, nor permit any of Agent's rights therein to be affected by any attachment, levy, garnishment or other judicial process.

                  (b) Neither Agent nor any Lender shall be liable or responsible to Borrower in any way for the safekeeping of any Inventory delivered to it, to any bailee appointed by or for it, to any warehouseman, or under any other circumstances, except that Agent and each Lender shall be responsible for its own gross negligence or willful misconduct. Any and all risk of loss for any or all of the foregoing shall be upon Borrower, except for such loss as shall result from Agent's or any Lender's gross negligence or willful misconduct.

                  (c) If reasonably requested by Agent, Borrower shall, upon acquiring an interest in any Inventory, deliver to Agent schedules of such Inventory, together with, to the extent applicable or available, supplier's invoices, warranties, production, costs and other records as Agent may reasonably request. If reasonably requested by Agent, Borrower shall deliver to Agent schedules of the sale of any Inventory promptly upon its sale. Any material change in the value, or condition of any Inventory, and any material errors discovered in schedules delivered to Agent and Lenders, shall be reported to Agent promptly. Borrower represents and warrants that, as to each Schedule of Inventory delivered to Agent or any Lender:

                  (i) The descriptions, origins, sizes, qualities, quantities, weights, and markings of all goods stated thereon, or on any attachment thereto, are true and correct in all material respects;

                  (ii) All of the goods are new and unused, except as otherwise described therein; and

                  (iii) All Inventory not included on such schedule has been previously scheduled.

                  (d) If requested by Agent, Borrower will notify Agent immediately if Borrower obtains possession (by return, repossession or otherwise) of any Inventory with a value in excess of One Hundred Thousand Dollars ($100,000) which has been sold, and will inform Agent of the identity of such returned or repossessed Inventory, the applicable Account Debtor and the amount of the applicable Account Receivable.

         3.4.     Equipment.
                  ----------

                  (a) Borrower shall at all times keep the Equipment in good operating condition and repair, ordinary wear and tear excepted, and Borrower shall not, without the prior written consent of Requisite Lenders, sell, lease, or otherwise dispose of any Equipment, or any part thereof or interest therein; provided, however, that without Requisite Lenders' consent (but with notice to Agent), Borrower may dispose of obsolete or non-useful Equipment in the ordinary course of its business in an arm's length transaction for an amount substantially equivalent to the fair market value of such Equipment; provided, the Equipment disposed of in any Fiscal Year has an aggregate fair market value of One Million Dollars ($1,000,000) or less.

                  (b) In the event any Equipment is sold, transferred or otherwise disposed of as provided in SECTION 3.4(a), unless Requisite Lenders shall agree otherwise or unless such Equipment is encumbered by a prior Lien in favor of another Person permitted under SECTION 5.15, Borrower shall deliver all of the proceeds (net of the costs and expenses incurred in connection with such sale) of any such sale, transfer or disposition to Agent, which proceeds shall be applied to the unpaid installments of the Term Loan in the inverse order of their maturities; provided, that so long as no Event of Default then exists, Borrower may elect (by written notice to Agent) to use such proceeds to purchase, within sixty (60) days of receipt of such proceeds, replacement assets of a kind then used or useable in the business of Borrower.

                  (c) Borrower will, upon the reasonable request of Agent, submit to Agent a current listing of all of Borrower's Equipment. As long as no Event of Default or Unmatured Event of Default exists which is continuing, listings of Borrower's Equipment will not be required to be delivered (i) until thirty (30) days after Agent's request therefor or (ii) more frequently than once each calendar quarter.

         3.5.     Supplemental Documentation.
                  ---------------------------

                  At Agent's request, Borrower shall execute and deliver, or cause to be executed and delivered, to Agent, at any time or times hereafter, such agreements, documents, financing statements, warehouse receipts, bills of lading, notices of assignment of Accounts Receivable, schedules of Accounts Receivable assigned, and other written matter necessary or reasonably requested by Agent to perfect and maintain perfected Agent's Lien on the Collateral, for the benefit of itself, Issuer and Lenders (all the above hereinafter referred to as "Supplemental Documentation"), in form and substance reasonably acceptable to Agent, and pay all taxes, fees and other costs and expenses associated with any recording or filing of the Supplemental Documentation. Borrower hereby irrevocably makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as Borrower's true and lawful attorney (and agent-in-fact) (which appointment and power, being coupled with an interest, is irrevocable until the last to occur of termination of this Agreement and payment and performance in full of all of the Payment Liabilities under this Agreement) to sign the name of Borrower on any of the Supplemental Documentation and to deliver any of the Supplemental Documentation to such Persons as Agent may elect; provided, that Agent shall not act as such attorney and agent-in-fact until ten (10) days after it has provided written notice to Borrower requesting Borrower to sign and deliver such Supplemental Documentation and Borrower has failed to do so with such ten (10) day period. Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

         3.6.     Collateral for the Benefit of Agent and Lenders.
                  ------------------------------------------------

                  All Liens granted to Agent hereunder and under the Related Agreements and all Collateral delivered to Agent hereunder and under the Related Agreements shall be deemed to have been granted and delivered to Agent, for the benefit of itself, Issuer and Lenders, to secure the Liabilities.

4.        REPRESENTATIONS AND WARRANTIES.

                  To induce Agent and Lenders to make Loans to, and Issuer to issue Letters of Credit for the account of, Borrower under this Agreement, Borrower makes the following representations and warranties to Agent and Lenders, all of which shall be true and correct as of the date the initial Loan is made and the initial Letter of Credit is issued and shall survive the execution of this Agreement and the making of the initial Loan:

         4.1.     Organization.
                  -------------

                  Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Company other than Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its respective incorporation. Each Company is in good standing and is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for those jurisdictions where the failure to be qualified is not reasonably likely to have a Material Adverse Effect. Except as set forth on SCHEDULE 4.1, on the date hereof, each Company conducts business in its own name exclusively. SCHEDULE 4.1 sets forth a complete and accurate list, as of the date of this Agreement, of (a) the jurisdiction of formation of each Company, (b) each jurisdiction in which such Company is qualified to do business and (c) all of such Company's tradenames, trade styles or doing business forms and a description of how such forms are used by such Company.

         4.2.     Authorization.
                  --------------

                  Borrower is duly authorized to execute and deliver this Agreement, any Notes, and any Related Agreements or Supplemental Documentation contemplated by this Agreement, and is and will continue to be duly authorized to borrow monies hereunder and to perform its obligations under this Agreement, any Notes and any such Related Agreements and Supplemental Documentation. Each Company other than Borrower is duly authorized to execute and deliver any Related Agreements or Supplemental Documentation contemplated to be delivered by such Company and is and will continue to be duly authorized to perform its obligations thereunder. The execution, delivery and performance by (a) Borrower of this Agreement, any Notes, and any Related Agreements or Supplemental Documentation contemplated by this Agreement, and the borrowings hereunder and
(b) each Company other than Borrower of any Related Agreements or Supplemental Documentation to which it is a party, do not and will not require any consent or approval of any governmental agency or authority.

         4.3.     No Conflicts.
                  -------------

                  The execution, delivery and performance by Borrower of this Agreement, any Notes, and any Related Agreements or Supplemental Documentation contemplated by this

Agreement to which it is a party do not and will not conflict with (i) any provision of applicable law, (ii) its By-laws, (iii) its Certificate of Incorporation, (iv) any material agreement binding upon Borrower, or (v) any court or administrative order or decree applicable to Borrower, and do not and will not require, or result in, the creation or imposition of any Lien on any asset of Borrower, except as provided herein. The execution, delivery and performance by each Company other than Borrower of any Related Agreements or Supplemental Documentation to which it is a party, do not and will not conflict with (i) any provision of applicable law, (ii) the organizational documents of such Company, (iii) any material agreement binding upon such Company, or (iv) any court or administrative order or decree applicable to such Company, and do not and will not require, or result in, the creation or imposition of any Lien on any asset of such Company, except as provided herein.

         4.4.     Validity and Binding Effect.
                  ----------------------------

                  This Agreement, any Notes, and any Related Agreements or Supplemental Documentation contemplated by this Agreement, when duly executed and delivered, will be legal, valid and binding obligations of each Company party thereto, as applicable, enforceable against such Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         4.5.     No Default.
                  -----------

                  No Company is in default under any agreement or instrument to which such Company is a party or by which any of its respective properties or assets is bound or affected, which default is reasonably likely to have a Material Adverse Effect. No Event of Default or Unmatured Event of Default has occurred and is continuing.

         4.6.     Financial Statements.
                  ---------------------

                  (a) Borrower has furnished to Agent and Lenders the following:

                  (i) the audited balance sheet of the "Unifrax Group" (as defined in the Recapitalization Agreement) as of December 31, 1995 and the related audited statements of income, changes in parent company investment and cash flows for the year then ended; and

                  (ii) the unaudited combined balance sheet as of June 30, 1996 and the related unaudited combined statements of income, changes in parent company investment and cash flow of the Unifrax Group for the six (6) month period ended on June 30, 1996.

The foregoing financial statements present fairly, in all material respects, the financial position and results of operations of the Unifrax Group in accordance with GAAP (except for year-end adjustments and footnotes with respect to the unaudited financial statements) as applied by Sellers. As of the date hereof, except as described on Schedule 4.6, since December 31, 1995, there has been no Material Adverse Change with respect to Borrower.

                  (b) Borrower has also furnished to Agent and Lenders certain projections dated September 25, 1996 giving effect to the Acquisition. The foregoing projections constitute Borrower's good faith estimate of Borrower's financial position and results of operations as of the dates and for the periods indicated. As of the date of this Agreement, Borrower knows of no fact that materially adversely affects the reliability, accuracy and completeness of the foregoing projections.

         4.7.     Insurance.
                  ----------

                  SCHEDULE 4.7 hereto is in all material respects a complete and accurate summary as of the date hereof of the property and casualty insurance program carried by Borrower on the date hereof. SCHEDULE 4.7 includes the insurer's(s') name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, the annual premium(s), deductibles and self-insured retention and describes any retrospective rating plan, fronting arrangement or any other self-insurance or risk assumption agreed to by Borrower or imposed upon Borrower by any such insurer. This summary also includes any self-insurance program that is in effect.

         4.8.     Litigation; Contingent Liabilities.
                  -----------------------------------

                  (a) Except for those referred to in SCHEDULE 4.8, as of the date hereof, there are no claims, litigation, arbitration proceedings or governmental proceedings pending or threatened against or affecting any Company which, if determined adversely to such Company, are reasonably likely to have a Material Adverse Effect.

                  (b) Other than any liability incident to the claims, litigation or proceedings disclosed in SCHEDULE 4.8 or SCHEDULE 4.19, or provided for or disclosed in the financial statements referred to in SECTION 4.6, as of the date hereof, no Company has any contingent liabilities which are reasonably likely to have a Material Adverse Effect.

         4.9.     Liens.
                  ------

                  None of the Collateral or other property of any Company is subject to any Lien (including but not limited to Liens pursuant to Capitalized Leases under which such Company is a lessee) except: (a) Liens in favor of Agent, for the benefit of itself, Issuer and Lenders; (b) Liens for current Taxes not delinquent or Taxes being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained; (c) landlord's, carriers', warehousemen's, mechanics', materialmen's and other like statutory Liens arising in the ordinary course of business securing obligations which are not overdue or which are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained; (d) Liens listed on SCHEDULE 4.9; (e) Liens permitted by
SECTION 5.15; (f) deposits under worker's compensation, unemployment insurance and social security legislation or to secure the performance of bids, tenders, contracts or leases or to secure obligations under surety, appeal, indemnity, performance or similar bonds, all in the ordinary course of business; (g) banker's Liens and other similar Liens in respect of bank deposits; (h) zoning restrictions, easements, rights-of-way, title irregularities and other similar encumbrances pertaining to the real property of Borrower and existing on the date hereof, which do not materially detract from the value of the property subject thereto or interfere in any material respect with the ordinary conduct of business of Borrower; and (i) Liens consented to in writing by Requisite Lenders.

         4.10.    Subsidiaries.
                  -------------

                  As of the date hereof, all Subsidiaries of each Company are listed on SCHEDULE 4.10. SCHEDULE 4.10 sets forth, as of the date hereof, for each such Subsidiary, a complete and accurate statement of the owners of Holdings and each Company and each owner's percentage ownership therein.

         4.11.    Partnerships; Joint Ventures.
                  -----------------------------

                  As of the date hereof, no Company is a partner or joint venturer in any partnership or joint venture other than the partnerships and joint ventures listed on SCHEDULE 4.11. As of the date hereof, SCHEDULE 4.11 sets forth, for each such partnership or joint venture, a complete and accurate statement of (a) the owners and each owner's percentage ownership of each such partnership or joint venture, (b) the state or other jurisdiction of formation or incorporation, as appropriate, of each such partnership or joint venture, (c) each state or other jurisdiction in which each such partnership or joint venture is qualified to do business and (d) all of each such partnership's or joint venture's trade names, trade styles or doing business forms on the date of this Agreement.

         4.12.    Business and Collateral Locations.
                  ----------------------------------


                  (a) On the date hereof, the office where Borrower keeps its books and records concerning its Accounts Receivable and other Collateral, and Borrower's chief place of business and chief executive office, is located at the address of Borrower set forth on the signature pages of this Agreement. SCHEDULE
4.12 accurately identifies, as of the date hereof, the office where each Company other than Borrower has its chief executive office. SCHEDULE 4.12 contains a complete and accurate list, as of the date of this Agreement, of each Company's places of business other than that referred to in the first two sentences of this paragraph (a).

                  (b) Except for the sales offices referred to on SCHEDULE 4.12,
Schedule 4.12 contains a complete and accurate list, as of the date of this Agreement, of the locations of (i) all of Borrower's Inventory, Equipment and Fixtures and (ii) if any Collateral is not in the possession or control of Borrower or the owner of such Collateral, the name and mailing address of each bailee, processor, warehouseman, consignee or other Person in possession or control thereof.

         4.13.    Real Property.
                  --------------

                  SCHEDULE 4.13 contains a complete and accurate list, as of the date of this Agreement of (a) the address and legal descriptions of any real property owned by Borrower and (b) in the case of Fixtures located on property not owned by Borrower occupying such property, the name(s) and mailing addresses of the record owners of such property, excluding, however, the sales offices referred to on SCHEDULE 4.12.

         4.14.    Eligibility of Collateral.
                  --------------------------

                  Each Account Receivable or item of Inventory which Borrower shall, expressly or by implication (by inclusion on a Borrowing Base Certificate or otherwise), request Agent to classify as an Eligible Account Receivable or as Eligible Inventory, respectively, will, as of the time when such request is made, conform in all material respects to the requirements of such classification set forth in the respective definitions of "Eligible Account Receivable" and "Eligible Inventory" set forth herein.

         4.15.    Control of Collateral; Lease of Property.
                  -----------------------------------------

                  SCHEDULE 4.15 contains a complete and accurate list as of the date hereof of (a) all leases (including Capitalized Leases) under which Borrower is the lessee covering any machinery, equipment or real property used by Borrower (excluding, however, the sales offices referred to on SCHEDULE 4.12) and (b) the name and mailing address of each lessor or owner of such machinery, equipment or real property.

         4.16.    Patents, Trademarks, Etc.
                  -------------------------

                  Each Company possesses adequate licenses, patents, patent applications, copyrights, trademarks, trademark applications, trade styles, and tradenames to continue to conduct its respective business in all material respects as heretofore conducted by it, and all such licenses, patents, patent applications, copyrights, trademarks, trademark applications, trade styles, and tradenames existing on the date hereof of that are material to the operation of Borrower's business or of a material value are listed on SCHEDULE 4.16.

         4.17.    Solvency.
                  ---------

                  Each Company has capital sufficient to carry on its businesses and transactions and all businesses and transactions in which it is about to engage, and is able to pay its debts as they mature. Each Company is solvent and owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its debts.

         4.18.    Contracts; Labor Matters.
                  -------------------------

                  Except as disclosed on SCHEDULE 4.18, as of the date hereof:
(a) no Company is a party to any contract or agreement, or is subject to any judgment, decree or order, which is reasonably likely to have a Material Adverse Effect; (b) no Company has any employment contracts with any of its employees; (c) no Company has any contract with any Person that is material to such Company's business or financial condition, (d) no collective bargaining agreement to which any Company is a party or is otherwise subject is scheduled to expire prior to the Termination Date; (e) no Company has, within the two (2)-year period preceding the date of this Agreement, taken any action which would have constituted or resulted in a "plant closing" or "mass layoff" within the meaning of the Federal Worker Adjustment and Retraining Notification Act of 1988 or any similar applicable federal, state or local law (except with respect to the Discontinued Operations in compliance with applicable law), and no Company has a reasonable expectation that any such action is or will be required at any time prior to the initial Termination Date and (f) on the date of this Agreement (i) no Company is a party to any labor dispute which is reasonably likely to have a Material Adverse Effect, and (ii) there are no strikes or walkouts relating to any labor contracts to which any Company is a party or is otherwise subject.

         4.19.    Pension and Welfare Plans.
                  --------------------------

                  Each Pension Plan complies, and has been administered in compliance, in all material respects, with all applicable statutes and governmental rules and regulations; no Reportable Event has occurred and is continuing with respect to any Pension Plan which is reasonably likely to have a Material Adverse Effect; neither any Company nor any ERISA Affiliate has withdrawn from any Multiemployer Plan in a "complete withdrawal" or a "partial withdrawal" as defined in Section 4203 or 4205 of ERISA, respectively, which is reasonably likely to have a Material Adverse Effect; no steps have been instituted to terminate any Pension Plan which is reasonably likely to have a Material Adverse Effect; no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; and no condition exists or event or transaction has occurred in connection with any Pension Plan or Multiemployer Plan that is reasonably likely to have a Material Adverse Effect. Except as listed in SCHEDULE 4.19, as of the date hereof, no Company has any liability to pay any welfare benefits under any employee welfare benefit plan within the meaning of Section 3(l) of ERISA to former employees thereof or to current employees with respect to claims incurred after the termination of their employment other than as required by Section 4980B of the Code or Part 6 of Subtitle B of Title 1 of ERISA.

         4.20.    Regulations G and U.
                  --------------------

                  No Company is engaged in the business of purchasing or selling Margin Stock or extending credit to others for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any borrowing hereunder will be used to purchase or carry any Margin Stock or for any other purpose which would violate any of the margin regulations of the Federal Reserve Board.

         4.21.    Compliance.
                  -----------

                  Except as described on SCHEDULE 4.21 or SCHEDULE 4.25, as of the date hereof, each Company is in compliance with all statutes and governmental rules and regulations applicable to it, the noncompliance with which is reasonably likely to have a Material Adverse Effect.

         4.22.    Taxes.
                  ------

                  As of the date hereof, each Company has filed all tax returns which are required to have been filed and has paid, or made adequate provisions for the payment of, all of its Taxes which are due and payable, except such Taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP have been maintained. Except as set forth on SCHEDULE 4.22, as of the date hereof, there has been no audit of the federal income tax liability of any of the Companies by the Internal Revenue Service. The current status of each such audit (if any) is described on SCHEDULE 4.22. As of the date hereof, no Company is aware of any proposed assessment against any Company for additional Taxes (or any basis for any such assessment) which is reasonably likely to have a Material Adverse Effect.

         4.23.    Investment Company Act Representation.
                  --------------------------------------

                  No Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         4.24.    Public Utility Holdings Company Act Representation.
                  ---------------------------------------------------

                  No Company is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "Holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         4.25.    Environmental and Safety and Health Matters.
                  --------------------------------------------

                  Except as disclosed on SCHEDULE 4.25, each Company and/or each property, operations and facility that such Company owns, operates or controls
(a) complies in all respects with (i) all applicable Environmental Laws, except for those laws with respect to which the failure to comply is not reasonably likely to have a Material Adverse Effect and (ii) all applicable Occupational Safety and Health Laws, except for those laws with respect to which the failure to comply is not reasonably likely to have a Material Adverse Effect; (b) is not subject to any pending judicial or administrative proceeding alleging the violation of any Environmental Law or Occupational Safety and Health Law which is reasonably likely to have a Material Adverse Effect; (c) has not received any notice (i) that it may be in violation of any Environmental Law or Occupational Safety and Health Law, (ii) threatening the commencement of any proceeding relating to allegedly unlawful, unsafe or unhealthy conditions, or (iii) alleging that it is or may be responsible for any response, cleanup, or corrective action, including but not limited to any remedial investigation/feasibility studies, under any Environmental Law or Occupational Safety and Health Law that in the case of any of (i), (ii) or (iii) is reasonably likely to have a Material Adverse Effect; (d) is not the subject of any pending federal or state investigation that is reasonably likely to have a Material Adverse Effect evaluating whether any investigation, remedial action or other response is needed to respond to (i) a Release or threatened Release into the environment of any Hazardous Material or (ii) any allegedly unsafe or unhealthful condition; (e) has not filed any notice under or relating to any Environmental Law or Occupational Safety and Health Law that is reasonably likely to have a Material Adverse Effect indicating or reporting (i) any past or present Release into the environment of, or treatment, storage or disposal of, any Hazardous Material or (ii) any potentially unsafe or unhealthful condition, and, to the best of Borrower's knowledge, there exists no reasonable basis for such notice irrespective of whether such notice was actually filed; and (f) has no contingent liability that is reasonably likely to have a Material Adverse Effect in connection with (i) any actual or potential Release into the environment of, or otherwise with respect to, any Hazardous Material, whether on any premises owned or occupied by such Company or, to the best of Borrower's knowledge, on any other premises or (ii) any unsafe or unhealthful condition. Except as disclosed on SCHEDULE 4.25, there are no Hazardous Materials on, in or under any property or facilities owned, operated or controlled by any Company, including but not limited to such Hazardous Materials that may be contained in underground storage tanks, except those Hazardous Materials necessary for the operation of a Company's business that are used in compliance with all applicable Environmental Laws, except for those laws with respect to which the failure to comply is not reasonably likely to have a Material Adverse Effect.

         4.26.    Other Transactions.
                  -------------------

                  The Acquisition has been consummated in accordance with and pursuant to the terms of the Acquisition Documents, and in compliance in all material respects with all applicable laws. The execution of all such Acquisition Documents has been duly authorized by all necessary action on the part of any Company party thereto and will not require any consent or approval of any governmental agency or authority that has not been obtained prior to the date hereof. The execution of all such Acquisition Documents does not conflict with (i) any provisions of applicable law, (ii) the organizational documents of any Company party thereto, (iii) any material agreement binding upon such Company or (iv) any court or administrative order or decree applicable to such Company.

         4.27.    Related Agreements and Acquisition Documents.
                  ---------------------------------------------

                  As of the date hereof, all representations and warranties of each Company contained in any Related Agreements and all representations and warranties of each Company party thereto (other than the Sellers) contained in any Acquisition Document (whether such representations and warranties were made to Agent or any Lender or to another Person) are true and correct in all material respects as if made on the date hereof and Borrower hereby adopts and affirms all such representations and warranties.

5.        COVENANTS.

                  From the date of this Agreement and thereafter until the Credit is terminated and all Payment Liabilities of Borrower hereunder are paid in full, Borrower agrees that, unless Agent (at the written direction of Requisite Lenders) shall otherwise consent in writing, it will:

         5.1.     Financial Statements and Other Reports.
                  ---------------------------------------

                  Furnish to Agent and each Lender, in form reasonably satisfactory to Agent:

                  5.1.1.   Financial Reports:
                           ------------------

                  (a) ANNUAL AUDITED FINANCIAL STATEMENTS. Within ninety (90) days after each Fiscal Year, a copy of the annual audited financial statements of Borrower prepared on a consolidated and consolidating basis and in conformity with GAAP and certified by an independent certified public accountant who shall be reasonably satisfactory to Agent, together with a certificate from such accountant in form and substance reasonably satisfactory to Agent, (i) acknowledging to Agent and Lenders such accountant's understanding that Agent, Lenders and any Participant are relying on such annual audit report and (ii) containing (A) a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this SECTION 5 and (B) a computation of Excess Cash Flow for such Fiscal Year.

                  (b) MONTHLY FINANCIAL STATEMENT. Within thirty (30) days after the end of each month of each Fiscal Year (commencing with the month ending December 31, 1996), a copy of the unaudited consolidated and consolidating financial statement of Borrower, prepared in the same manner as the audit report referred to in preceding clause (a) (except for year end adjustments and footnotes), signed by Borrower's chief executive officer, president or chief financial officer and consisting of at least a balance sheet as at the close of such month and statements of earnings and cash flows for such month and for the period from the beginning of such Fiscal Year to the close of such month.

                  (c) OFFICER'S CERTIFICATE. Together with the financial statements under the preceding clauses (a) and (b), a certificate of Borrower's chief executive officer, president or chief financial officer in the form of EXHIBIT B, dated the date of such annual audit report or such monthly financial statement, as the case may be, containing a statement that no Event of Default or Unmatured Event of Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it, and containing (A) a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this SECTION 5, and (B) a computation of Excess Availability.

                  (d) ANNUAL BUDGETS. Within thirty (30) days after the end of each Fiscal Year, an annual budget for Borrower for the succeeding Fiscal Year, prepared on a consolidated and consolidating basis and in conformity with the financial statements furnished under the preceding clauses (a) and (b), signed by Borrower's chief executive officer, president or chief financial officer and consisting of at least a balance sheet, an income statement and a cash flow statement, each calculated on a month by month basis.

                  (e) MANAGEMENT LETTERS. Within ten (10) days after receipt thereof by any Company, copies of any management letters or comparable letters delivered to such Company by any accountant retained by such Company.

                  5.1.2.   Agings.
                           -------

                  Within twenty (20) days after the end of each month, an aging of all Accounts Receivable of Borrower and an aging of all accounts payable of Borrower as of the end of such month, in each case in form and content reasonably acceptable to Agent.

                  5.1.3.   Inventory Certification.
                           ------------------------

                  Within twenty (20) days after the end of each month, an Inventory certification report as of the end of the month for all Inventory locations of Borrower in form and content reasonably acceptable to Agent.

                  5.1.4.   Borrowing Base Certificate.
                           ---------------------------

                  The Borrowing Base Certificate required under SECTION 2.5(c).

                  5.1.5.   Other Reports and Information:
                           ------------------------------

                  (a) SEC AND OTHER REPORTS. If applicable, copies of each filing and report made by any Company or Holdings with or to any securities exchange or the Securities and Exchange Commission and of each material communication from any Company to shareholders generally, promptly upon the filing or making thereof;

                  (b) REPORT OF CHANGES RELATING TO BORROWER, SUBSIDIARIES OR PARTNERSHIPS. Promptly from time to time, a written report of any change in the information set forth in SCHEDULE 4.1, SCHEDULE 4.10 or SCHEDULE 4.11 concerning any Company, any partnership or any joint venture;

                  (c) PATENTS, ETC. Promptly from time to time, a written report of any change to the list of patents, trademarks, copyrights and other information set forth in SCHEDULE 4.16 (provided, that changes to the information listed on SCHEDULE 4.16 pertaining to registrations in countries other than the United States shall be provided by Borrower to Agent annually within sixty (60) days after the end of each Fiscal Year); and

                  (d) OTHER REPORTS. Any information required to be provided pursuant to other provisions of this Agreement, and such other reports or information from time to time reasonably requested by Agent on behalf of itself or any Lender.

                  5.1.6.   Annual Insurance Certificate.
                           -----------------------------

                  Within thirty (30) days after the end of each anniversary of the Closing Date, Borrower shall provide new insurance certificates satisfying the requirements of SECTION 5.6.

         5.2.     Notices.
                  --------

                  Notify Agent in writing of any of the following promptly upon learning of the occurrence thereof (or, in the case of clauses (e) and (f) of this SECTION 5.2, at least ten (10) days prior to the occurrence thereof), describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

                  (a) DEFAULT. The occurrence of (i) an Event of Default or Unmatured Event of Default and (ii) to the extent not included in clause (i) of this SECTION 5.2(A), the default by any Company or any other Obligor under any note, indenture, loan agreement, mortgage, lease, deed or other material similar agreement to which such Company or any other Obligor, as appropriate, is a party or by which it is bound, other than any such default which is not reasonably likely to have a Material Adverse Effect;

                  (b) LITIGATION. The institution of any litigation, arbitration, proceeding or governmental proceeding affecting any Company or any other Obligor, or any Collateral or other property subject to a Lien in favor of Agent, for the benefit of itself, Issuer and Lenders, whether or not considered to be covered by insurance, if the amount claimed exceeds Five Hundred Thousand Dollars ($500,000);

                  (c) JUDGMENT. The entry of any judgment or decree against any Company or any other Obligor, if the amount of such judgment exceeds Three Hundred Fifty Thousand Dollars ($350,000);

                  (d) PENSION PLANS AND WELFARE PLANS. The occurrence of a Reportable Event with respect to any Pension Plan; the filing of a notice of intent to terminate a Pension Plan by any Company or any ERISA Affiliate; the institution of proceedings to terminate a Pension Plan by the PBGC or any other Person; the withdrawal in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205, respectively, of ERISA by any Company, any ERISA Affiliate or any other Obligor from any Multiemployer Plan; the failure of any Company, any other Obligor or any ERISA Affiliate to make a required contribution to any Pension Plan, including but not limited to the any failure to pay an amount sufficient to give rise to a Lien under Section 302(f) of ERISA; the taking of any action with respect to a Pension Plan which could result in the requirement that any Company or any ERISA Affiliate furnish a bond or other security to the PBGC or such Pension Plan; the occurrence of any other event with respect to any Pension Plan which could result in the incurrence by any Company or any ERISA Affiliate of any material liability, fine or penalty; or the establishment of a new plan subject to ERISA or an amendment to any existing plan which will result in a material increase in contributions or benefits under such plan or the incurrence of any material increase in the liability of any Company, any other Obligor (or an ERISA Affiliate to the extent there is joint and several liability with any Company) or any Subsidiary, with respect to any "employee welfare benefit plan" as defined in Section 3(l) of ERISA which covers former employees thereof or current employees and their beneficiaries with respect to claims incurred after the termination of their employment;

                  (e) BUSINESS AND COLLATERAL INFORMATION. Except with respect to the sales offices referred to on SCHEDULE 4.12, any change or proposed change in any of the information set forth on SCHEDULE 4.12, SCHEDULE 4.13 or SCHEDULE
4.15 (as to real property only) including but not limited to (i) any change in the location where any Inventory or Equipment or other Collateral is kept, (ii) the identity of any new bailee, processor, warehouseman, consignee or other Person in possession or control of any Inventory or Equipment or other Collateral, (iii) any change in the name or address of the lessor or owner of any real property or equipment leased to any Company or any other Obligor, (iv) any proposed change in the location of any Company's or any other Obligor's chief executive office or chief place of business, (v) any proposed opening, closing or other change in the list of offices and other places of business of any Company and (vi) any opening, closing or other change in the offices and other places of business of each other Obligor;

                  (f) CHANGE OF NAME. Any change in the name of any Company or any other Obligor;

                  (g) ENVIRONMENTAL AND SAFETY AND HEALTH MATTERS. The occurrence of any event, or the acquisition of any information which, if it had occurred or was true on or before the Closing Date, would have been required to have been disclosed and included on SCHEDULE 4.25 to the extent such event or the event described in such information is reasonably likely to have a Material Adverse Effect, and to the existence of any Environmental Lien and receipt of any notice from any federal, state or local government or agency with respect to any actual or alleged violation of any Environmental Law or any Occupational Safety and Health Law;

                  (h) MATERIAL ADVERSE CHANGE OR EFFECT. The occurrence of a Material Adverse Change or the occurrence of any event that would be reasonably likely to have a Material Adverse Effect;

                  (i) DEFAULT BY OTHERS. Any material default by any Account Debtor or other Person obligated to any Company or any other Obligor, under any contract, note or other evidence of amounts payable or due or to become due to such Company, or such other Obligor if the amount payable under such contract, note or other evidence of amounts payable or due or to become due is reasonably likely to have a Material Adverse Effect;

                  (j) MOVEABLE COLLATERAL. If any of the Collateral shall consist of Equipment of a type normally used in more than one state, whether or not actually so used, the change in location of any use of any such Equipment in any state other than a state in which Borrower or the applicable Obligor shall have previously advised Agent such Equipment will be used. Borrower agrees that such Equipment will not, unless Agent shall otherwise consent in writing, be used outside the continental United States;

                  (k) CHANGE IN MANAGEMENT OR LINE(S) OF BUSINESS. Any substantial change in the senior management of any Company or any material change in any Company's line(s) of business; and

                  (l) OTHER NOTICES. Any notices required to be provided pursuant to any Related Agreement or the other provisions of this Agreement.

         5.3.     Existence.
                  ----------

                  Maintain and preserve, and cause each other Company to maintain and preserve, its respective existence as a corporation or other form of business organization, as the case may be, and all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, trade styles, franchises and other authority to the extent the failure to so maintain and preserve is reasonably likely to have a Material Adverse Effect.

         5.4.     Nature of Business.
                  -------------------

                  Engage in, and cause each other Company to engage in, similar or related fields of business as it is engaged in on the date hereof, including reasonable extensions of such business operations.

         5.5.     Books, Records and Access.
                  --------------------------

                  Maintain, and cause each other Company to maintain, complete and accurate books and records (including but not limited to records relating to Accounts Receivable, Inventory, Equipment and other Collateral and property), in which full and correct entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to its respective business and activities; permit, and cause each other Company to permit, access by Agent and Lenders and their agents and employees to the books and records of each Company at such Company's place or places of business at intervals to be determined by Agent upon reasonable prior notice and during normal business hours and without hindrance or delay; and permit and cause each other Company to permit Agent and Lenders and their agents and employees to inspect Borrower's Inventory and Equipment and each other Company's inventory and equipment, to perform appraisals of Borrower's Equipment and each other Company's equipment and to inspect, audit, check and make copies and/or extracts from the books, records, computer data and records, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts Receivable, Equipment and any other Collateral and property or relating to any other transactions between the parties hereto. So long as no Event of Default is in existence and continuing, all audits, inspections and visits by Agent and Lenders and/or their agents or employees shall be at intervals to be determined by Agent upon reasonable prior notice and during normal business hours and without hindrance or delay. Borrower shall not be liable for any costs and expenses of such inspections, audits, visits or appraisals by Agent and Lenders and their agents and employees unless an Event of Default exists.

         5.6.     Insurance.
                  ----------

                  Maintain, and cause each Company to maintain, insurance to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated including, without limitation business interruption insurance and product liability insurance, and keep the Collateral insured for its full insurable value against loss or damage by fire, theft, explosion, sprinklers and such other risks as are customarily insured against by Persons engaged in business similar to that of the applicable Company, with such companies, in such amounts and under policies in such form as shall be reasonably satisfactory to Requisite Lenders. Certificates of such policies of insurance in form and substance reasonably satisfactory to Agent have been delivered to Agent prior to the date hereof together with evidence of payment of all premiums therefor then due, and Agent and Lenders acknowledge that as of the date hereof the same are satisfactory. Borrower shall cause each issuer of an insurance policy to provide Agent, prior to the Closing Date, with an endorsement or an independent instrument (i) containing such terms as shall be reasonably acceptable to Agent, (ii) with respect to property and casualty insurance, showing Agent, for the benefit of itself, Issuer and the Lenders, as loss payee and, (iii) naming Agent, for the benefit of itself, Issuer and the Lenders, and each Lender, as additional insured. Borrower hereby directs all insurers under Borrower's policies of insurance to pay all proceeds payable thereunder in respect of the Collateral directly to Agent, as its interest may appear and applied to the Payment Liabilities, whether or not then due, in such order of application as Agent may determine ;provided, that if no Event of Default has occurred and is continuing, (A) proceeds of insurance for losses equal to or less than Five Hundred Thousand Dollars ($500,000) per occurrence shall be remitted by Agent to Borrower to repair, replace, restore or substitute the damaged property, and (B) proceeds of insurance for losses in excess Five Hundred Thousand Dollars ($500,000) per occurrence shall be applied to the Payment Liabilities as provided herein, except that if Agent has received a certificate from Borrower reasonably satisfactory to Requisite Lenders to the effect that (i) such proceeds are necessary and in an amount sufficient, together with any funds that may be contributed by Borrower, to pay all costs of repair, replacement, restoration or substitution of such damaged property to an economical unit of substantially the same character and value as such property was prior to such damage, (ii) the damaged property can be repaired, replaced, restored or substituted to an economical unit of substantially the same character and value as such property was prior to such damage prior to the termination of the Credit, and (iii) the inability to use such damaged property during the period during which such damaged property is to be repaired, replaced, restored or substituted is not reasonably likely to have a Material Adverse Effect, such proceeds shall be held by Agent in the Assignee Deposit Account to be disbursed from time to time to pay the cost of repair, replacement, restoration or substitution either, at Requisite Lenders' option, to Borrower or directly to contractors, subcontractors, and material suppliers and subject to such conditions to disbursement as Requisite Lenders may reasonably impose to assure that the work is fully completed in a good and workmanlike manner and paid for and that no Liens arise by reason thereof. Notwithstanding anything contained herein to the contrary, if an Event of Default arises and continues after the occurrence of such loss, the amount of proceeds with respect to such loss held by Agent in the Assignee Deposit Account shall, at the request of Requisite Lenders, be applied by Agent to the Payment Liabilities, whether or not then due, in such order of application as Agent may determine. Borrower appoints Agent and any Person whom Agent may from time to time designate (and all officers, employees or agents designated by Agent or such Person) as Borrower's true and lawful attorney and agent in fact with power, during the continuance of an Event of Default, to make, settle and adjust claims under such policies of insurance, endorse the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance relating to the Collateral which are payable to Agent or any Lender hereunder and make all determinations and decisions with respect to such policies of insurance. The foregoing appointment and power, being coupled with an interest, is irrevocable until all Payment Liabilities under this Agreement are paid and performed in full and this Agreement is terminated. In the event any Company at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required herein or to pay any premium in whole or in part relating thereto when due, then Agent, without waiving or releasing any obligation of or default by Borrower hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which Requisite Lenders deem advisable. All sums so disbursed by Agent, including Attorneys' Fees, court costs, expenses and other charges relating thereto, shall be payable on demand by Borrower to Agent, and Agent may, in its sole and absolute discretion, advance such sums to Borrower as a Revolving Loan.

         5.7.     Repair.
                  -------

                  Maintain, preserve and keep, and cause each other Company to maintain, preserve and keep, its Equipment and other properties in good operating condition and repair, ordinary wear and tear and casualty excepted; and from time to time make, and cause each other Company to make, all reasonable and proper repairs, renewals, replacements, additions, betterments and improvements thereto and to such extent so that at all times the efficiency thereof shall be fully preserved and maintained in all material respects.

         5.8.     Taxes.
                  ------

                  Pay, and cause each other Company to pay, when due, all of its Taxes, unless and only to the extent that such Company is contesting such Taxes in good faith and by appropriate proceedings and such Company has set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP; not file a consolidated tax return together with any other Person other than the other Companies and Holdings, unless consented to in writing by Agent; not, and not permit any Subsidiary to, enter into any tax sharing arrangement except as described on SCHEDULE 5.8; and not change, or permit any other Company to change, its Fiscal Year or tax year without Agent's prior written consent.

         5.9.     Compliance.
                  -----------

                  Comply, and cause each other Company to comply, with all statutes and governmental rules and regulations applicable to it, except where the failure to so comply would not be reasonably likely to have a Material Adverse Effect.

         5.10.    Pension Plans.
                  --------------

                  Not permit, and not permit any other Company to permit, any condition to exist in connection with any Pension Plan that would reasonably be expected to constitute grounds for the PBGC to institute proceedings to have such Pension Plan terminated or a trustee appointed to administer such Pension Plan, which is reasonably likely to have a Material Adverse Effect; not fail, and not permit any other Company to fail, to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA; and not engage in, or permit to exist or occur, or permit any other Company to engage in, or permit to exist or occur, any other condition, event or transaction with respect to any Pension Plan which could result in the incurrence by such Company of any liability, fine or penalty, which is reasonably likely to have a Material Adverse Effect.

         5.11.    Merger, Purchase and Sale.
                  --------------------------

                  Not, and not permit any other Company to: (a) be a party to any merger, liquidation or consolidation, except that any Subsidiary may merge or consolidate with, or liquidate into, any other Subsidiary or merge or consolidate with, or liquidate into, the Borrower; (b) except for sales of Inventory in the normal course of its business and sales of Equipment permitted pursuant to SECTION 3.4(a), sell, transfer, convey, lease or otherwise dispose of any of its property, (c) sell or assign, with or without recourse, any Accounts Receivable, notes receivable or chattel paper, except as provided in this Agreement and (d) except for Permitted Acquisitions, purchase or otherwise acquire all or substantially all of the assets or stock of any Person.

         5.12.    Restricted Payments.
                  --------------------

                  Except as contemplated in connection with the Acquisition, not purchase or redeem, or permit any other Company to purchase or redeem, any shares of its stock, declare or pay any distributions or dividends (other than stock dividends) or set aside any funds for any such purpose or prepay, purchase or redeem any Subordinated Debt or any of the Indebtedness evidenced by the Senior Note Documents. Notwithstanding the foregoing, the provisions of SECTION
5.12 shall not prohibit: (a) the payment of any dividend by any Subsidiary to Borrower; (b) the acquisition of any shares of Capital Stock of Borrower, either
(i) solely in exchange for shares of Capital Stock of Borrower or (ii) if no Event of Default or Unmatured Event of Default shall have occurred and be continuing, through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of Borrower) of shares of Capital Stock of Borrower; (c) if no Event of Default or Unmatured Event of Default shall have occurred and be continuing, the acquisition, prepayment or redemption of the Subordinated Debt or any Indebtedness evidenced by the Senior Note Documents, either (i) solely in exchange for shares of Capital Stock of Borrower or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of Borrower) of shares of Capital Stock of Borrower; (d) payments by Borrower to Holdings pursuant to and in accordance with the Tax Sharing Agreement; (e) payments by Borrower to Holdings to pay the reasonable out-of-pocket operating expenses incurred by Holdings for the benefit of Borrower and in its capacity as holding company for Borrower so long as the aggregate amount of such payments in any Fiscal Year does not exceed One Hundred Thousand Dollars ($100,000); or (f) payments by Borrower to redeem or repurchase or to enable Holdings to redeem or repurchase Capital Stock of Borrower or Holdings, as the case may be, or Equity Interests issued to or on behalf of directors, officers and employees of Borrower or any of its Subsidiaries pursuant to Borrower's standard policy with respect to employees of Borrower or its Subsidiaries who have died or become disabled or whose employment has been terminated or pursuant to the terms of employment contracts, other agreements or employee benefit plans of Holdings or any Company so long as no Event of Default then exists or would be caused thereby and the aggregate amount of such payments during any Fiscal Year does not exceed Three Hundred Thousand Dollars ($300,000) (the "Annual Stock Repurchase Limit") and during the term of this Agreement does not exceed Seven Hundred Fifty Thousand Dollars ($750,000); provided, that if the payments by Borrower under clause (f) in any Fiscal year do not exceed the Annual Stock Repurchase Limit, the unutilized amount may be utilized solely in the succeeding Fiscal Year.

         5.13.    Stock.
                  ------

                  Not take any action, or permit any other Company to take any action, which would result in a decrease in any Company's ownership interest in any Subsidiary.

         5.14.    Indebtedness.
                  -------------

                  Not, and not permit any other Company to, incur or permit to exist any Indebtedness (including but not limited to Indebtedness as lessee under Capitalized Leases and including any intercompany Indebtedness among the Companies), except: (a) the Liabilities; (b) the Seller Subordinated Debt and other Indebtedness of a Company having maturities and terms, and which is subordinated to payment of the Liabilities, in a manner approved in writing by Requisite Lenders; (c) Indebtedness of XPE GmbH and XPE Ltda. to Borrower in an amount not to exceed Five Million Dollars ($5,000,000) at any time; (d) other Indebtedness of XPE GmbH not to exceed Five Hundred Thousand Dollars ($500,000) at any time; (e) Indebtedness of XPE Ltda. not to exceed Five Hundred Thousand Dollars ($500,000) at any time; (f) other Indebtedness outstanding on the date hereof and listed on SCHEDULE 5.14; (g) Indebtedness in connection with Liens permitted under SECTION 5.15(C), so long as the aggregate amount of such Indebtedness outstanding at any time does not exceed One Million Dollars ($1,000,000); (h) Indebtedness of any Subsidiary of Borrower to another Subsidiary of Borrower; (i) Indebtedness arising from guarantees permitted by
SECTION 5.16; (j) Indebtedness arising from the repurchase of Common Stock or Equity Interests if otherwise permitted under SECTION 5.12; (k) other Indebtedness of a Company so long as the aggregate amount of such other Indebtedness of the Companies outstanding at any time does not exceed Two Hundred Fifty Thousand Dollars ($250,000) and (l) other Indebtedness approved in writing by Requisite Lenders.

         5.15.    Liens.
                  ------

                  Not, and not permit any other Company to, create or permit to exist any Lien with respect to any property, revenue or assets now owned or hereafter acquired, except: (a) Liens in favor of Agent, for the benefit of itself, Issuer and Lenders; (b) without duplication, Liens referred to in
SECTION 4.9; (c) Liens in connection with the acquisition of fixed assets after the date hereof by way of purchase money mortgage, conditional sale or other title retention agreement, Capitalized Lease or other deferred payment contract, and attaching only to the property being acquired, if the Indebtedness secured thereby does not exceed one hundred percent of the fair market value of such property at the time of the acquisition thereof and so long as the Companies are in compliance with Section 5.26 after the acquisition of such property; (d) Liens on the assets of XPE GmbH to secure the Indebtedness permitted under SECTION 5.14(c) and SECTION 5.14(d); (e) Liens on the assets of XPE Ltda. to secure the Indebtedness permitted under SECTION 5.14(c) and SECTION 5.14(e); (f) Liens filed in connection with one or more judgments entered against any of the Companies, but only to the extent (i) the aggregate amount of such judgments secured by Liens does not exceed Five Hundred Thousand Dollars ($500,000), (ii) such judgments have been stayed pending appeal, and (iii) a bond or letter of credit has been posted in the full amount of such judgments;
(g) other Liens on the property of a Company (other than the Accounts Receivable or Inventory of Borrower) so long as the aggregate amount secured by such Liens does not exceed Two Hundred Fifty Thousand Dollars ($250,000); and (h) Liens consented to in writing by Requisite Lenders.

         5.16.    Guaranties.
                  -----------

                  Not, and not permit any other Company to, become or be a guarantor or surety of, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to, any undertaking of any other Person, except for (a) the endorsement, in the ordinary course of collection, of instruments payable to it or its order, (b) any guaranty of the Liabilities in favor of Agent, Issuer and Lenders, (c) guarantees of loans and advances by third parties to employees and officers of any Company for bona fide business purposes, provided that the aggregate amount of such guarantees outstanding at any time does not exceed $250,000; and (d) any guaranty by a Company of any Indebtedness of any other Company (provided, that the aggregate amount of such guarantees by Borrower outstanding at any time does not exceed Two Million Dollars ($2,000,000).

         5.17.    Investments.
                  ------------

                  Not, and not permit any other Company to, make or permit to exist any Investment in any Person, except for: (a) advances to employees of such Company for travel or other ordinary business expenses provided that the aggregate amount outstanding at any one time for all Companies shall not exceed Two Hundred Fifty Thousand Dollars ($250,000); (b) Investments (other than loans) outstanding on the date hereof and listed on SCHEDULE 5.17; (c) extensions of credit in the nature of Accounts Receivable or notes receivable arising from the sale of goods and services in the ordinary course of business;
(d) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business; (e) Investments in Cash Equivalent Investments; (f) Investments constituting loans by Borrower to XPE GmbH and XPE Ltda. not to exceed Five Million Dollars ($5,000,000) at any time;
(g) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers; (h) Investments in New Subsidiaries permitted in connection with, and to the extent necessary to consummate, Permitted Acquisitions; (i) Investments by Borrower or any Subsidiary of Borrower in Persons not to exceed

One Million Dollars ($1,000,000) in the aggregate at any one time outstanding; and (j) other Investments consented to by Requisite Lenders in writing.

         5.18.    Subsidiaries.
                  -------------

                  Not, and not permit any other Company to, acquire any stock or similar interest in any Person or create, establish or acquire any Subsidiaries other than those existing on the date of this Agreement or in connection with a Permitted Acquisition.

         5.19.    Intentionally Omitted.
                  ----------------------

         5.20.    Environmental Issues.
                  ---------------------

                  Provide such information and certifications as Requisite Lenders may reasonably request from time to time at reasonable intervals pertaining to the environmental aspects of each Company and any property owned, operated or controlled by any Company. In order to investigate environmental aspects of each Company and its properties, facilities and operations, Agent and its agents shall have the right at reasonable intervals during normal business hours and upon reasonable notice to enter upon the property of such Company, take samples (but only if an Event of Default exists and is continuing), review the books, records or other documents of such Company, interview officers and employees of such Company, and conduct such other activities as Requisite Lenders, in their reasonable discretion, deems appropriate. Borrower shall, and shall cause each other Company to, cooperate fully in the conduct of any such investigation. If Requisite Lenders decide to cause any such investigation to be conducted because of (a) Requisite Lenders' considering taking possession of or title to the property during the continuance of an Event of Default or (b) a material change in the use of the property, which in Requisite Lenders' reasonable opinion, materially increases the risk of noncompliance with Environmental Laws or materially increases the risk of cost or liabilities thereunder, then Borrower shall pay upon demand all costs and expenses (including Attorneys' Fees) connected with such investigation. Upon at least two
(2) Banking Days' advance notice to Borrower (or during the continuance of an Event of Default, without notice to Borrower), Agent, may, in its discretion, provide for the payment of any amount due from Borrower under this SECTION 5.20 by making a Revolving Loan to Borrower. Nothing in this SECTION 5.20, and no actions taken by Agent or any Lender pursuant thereto, shall give, or be construed as controlling, or giving to Agent or any Lender the right or obligation to direct or control, the conduct or action or inaction of any Company with respect to any environmental matters, including but not limited to those pertaining to compliance with any Environmental Laws.

         5.21.    Related Agreements.
                  -------------------

                  After the date hereof, not enter into, or permit any other Company to enter into, any agreement containing any provision which would be violated or breached by the performance by such Company of its obligations hereunder or under any Related Agreement or any instrument or document delivered or to be delivered by such Company in connection herewith.

         5.22.    Unconditional Purchase Options.
                  -------------------------------

                  Not enter into or be a party to, or permit any other Company to enter into or be a party to, any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

         5.23.    Use of Proceeds.
                  ----------------

                  Not use or permit, or permit any other Company to use or permit, any proceeds of the Loans or Letters of Credit to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock, and furnish to Agent upon request, a statement in conformity with the requirements of Federal Reserve Form U-l referred to in Regulation U of the Board of Governors of the Federal Reserve System.

         5.24.    Transactions with Related Parties.
                  ----------------------------------

                  Not, and not permit any other Company to, enter into or be a party to any other transaction or arrangement, including without limitation the purchase, sale, lease or exchange of property or the rendering of any service, with any Related Party, except in the ordinary course of such Company's business and upon terms no less favorable to such Company than those that might reasonably have been obtained in a comparable arm's-length transaction with a Person not a Related Party. Notwithstanding the foregoing, the provisions of this SECTION 5.24 shall not prohibit (i) reasonable fees paid to and indemnity provided on behalf of, directors of Borrower or any of its Subsidiaries as determined in good faith by Borrower's Board of Directors so long as the aggregate amount of fees paid to directors in any Fiscal Year does not exceed One Hundred Thousand Dollars ($100,000); (ii) payments permitted by SECTION 5.12; (iii) payments not to exceed Five Hundred Thousand Dollars ($500,000) in any Fiscal Year made pursuant to the Advisory Services Agreement as of the date hereof by and between Borrower and Kirtland Capital Corp., as in effect on the Closing Date so long as an Event of Default is not in existence and continuing or would be caused thereby; and (iv) payments made pursuant to and in accordance with the Subordination Debt to the extent permitted under the Subordination Agreement.

         5.25.    Amendment of Documents.
                  -----------------------

                  Not, and not permit any other Company to, amend, modify or alter, or permit to be amended, modified or altered: (a) any of the Acquisition Documents or Senior Note Documents if the effect of such amendment or modification is to (i) increase the principal amount of Indebtedness evidenced by any such documents, (ii) accelerate any date fixed for any payment of principal or interest on the Indebtedness evidenced by any such documents, (iii) increase the interest rate or any fees or charges, or add any fees or charges, payable in connection with the Indebtedness evidenced by any such documents,
(iv) make any covenant, default or other provision contained therein more restrictive on Borrower, or (v) amend or modify any provision of any such documents in a manner adverse to Lenders; or (b) agreement, instrument or document evidencing any of the Indebtedness listed on SCHEDULE 5.14.

         5.26.    Capital Expenditures Limitation.
                  --------------------------------

                  Not permit Capital Expenditures for the three (3) month period ending December 31, 1996 to be greater than Four Million Five Hundred Thousand Dollars ($4,500,000), and not permit Capital Expenditures in any Fiscal Year set forth below to be greater than the amount set forth opposite such Fiscal Year:

                                     Fiscal Year                                Amount
                                     -----------                                ------
                   1997                                                       $9,000,000

                   1998                                                       $5,000,000

                   1999 and each Fiscal Year thereafter                       $4,500,000

         5.27.    Minimum Fixed Charge Coverage Ratio.
                  ------------------------------------

                  Not permit Fixed Charge Coverage for the twelve (12) month period ending the last day of each calendar quarter ending during the periods (inclusive) set forth below to be less than the ratio set forth opposite such period:

                                       Period                                    Ratio
                                       ------                                    -----
                   December 31, 1996 through September 30, 1998                1.40:1.00

                   December 31, 1998 through September 30, 1999                1.35:1.00

                   December 31, 1999 through September 30, 2000                1.05:1.00

                   December 31, 2000 and the last day of each                  1.25:1.00
                   calendar quarter thereafter

         5.28.    Minimum Net Worth.
                  ------------------

                  Not permit Net Worth as of the last day of each calendar quarter ending during the periods (inclusive) set forth below to be less than the amount set forth opposite such period:

                                       Period                                   Amount
                                       ------                                   ------
                   December 31, 1996 through March 31, 1997                 Base Net Worth

                   June 30, 1997 through September 30,                     Base Net Worth +

                                       Period                                   Amount
                                       ------                                   ------
                   1997                                                    $1,200,000

                   December 31, 1997 through March 31, 1998           Base Net Worth + $2,400,000

                   June 30, 1998 through September 30, 1998           Base Net Worth + $4,500,000

                   December 31, 1998 through March 31, 1999           Base Net Worth + $6,600,000

                   June 30, 1999 through September 30, 1999           Base Net Worth + $9,900,000

                   December 31, 1999 through March 31, 2000           Base Net Worth + $13,200,000

                   June 30, 2000 through September 30, 2000           Base Net Worth + $17,250,000

                   December 31, 2000 through March 31, 2001           Base Net Worth + $21,300,000

                   June 30, 2001 and the last day of each             Base Net Worth + $25,600,000
                   calendar quarter thereafter

         5.29.    Maximum Leverage.
                  -----------------

                  Not permit the Leverage Ratio as of the last day of each calendar quarter ending during the periods (inclusive) set forth below to be more than the ratio set forth opposite such period:

                                       Period                                    Ratio
                                       ------                                    -----
                   December 31, 1996 through September 30, 1997                6.00:1.00

                   December 31, 1997 through September 30, 1998                6.00:1.00

                   December 31, 1998 through September 30, 1999                5.15:1.00

                   December 31, 1999 through September                         4.45:1.00

                                       Period                                    Ratio
                                       ------                                    -----
                   30, 2000

                   December 31, 2000 and the last day of each                  3.90:1.00
                   calendar quarter thereafter

         5.30.    Minimum Interest Coverage Ratio.
                  --------------------------------

                  Not permit Interest Coverage for the twelve (12) month period ending the last day of each calendar quarter ending during the periods (inclusive) set forth below to be less than the ration set forth opposite such period:

                                       Period                                    Ratio
                                       ------                                    -----
                   December 31, 1996 through September 30, 1998                1.50:1.00

                   December 31, 1998 through September 30, 1999                1.75:1.00

                   December 31, 1999 through September 30, 2000                2.00:1.00

                   December 31, 2000 and the last day of each                  2.20:1.00
                   calendar quarter thereafter

         5.31.    Collateral at Sales Offices.
                  ----------------------------

                  Not permit the book value of the Collateral at the sales offices referred to on SCHEDULE 4.12 to exceed Two Hundred Thousand Dollars ($200,000) at any time.

6.        DEFAULT.

         6.1.     Event of Default.
                  -----------------

                  Each of the following shall constitute an Event of Default under this Agreement:

                  (a) NON-PAYMENT. Default in the payment, when due or declared due, of any amount of principal of any Loan, or default in the payment, within three (3) days after the same shall become due, of any of the other Payment Liabilities.

                  (b) NON-PAYMENT OF OTHER INDEBTEDNESS. Default in the payment when due, whether by acceleration or otherwise, after giving effect to the expiration of any applicable grace period, if any, of any Indebtedness of, or guaranteed by, any Company or any other Obligor with a principal balance aggregating in excess of Four Hundred Thousand Dollars ($400,000) (other than any Indebtedness under this Agreement and any Notes).

                  (c) ACCELERATION OF OTHER INDEBTEDNESS. Any event or condition shall occur which, after giving effect to the expiration of any applicable grace period, if any, either (i) results in the acceleration of the maturity of any Indebtedness of, or guaranteed by, any Company or any other Obligor with a principal balance in aggregating excess of Four Hundred Thousand Dollars ($400,000) (other than the Indebtedness under this Agreement and any Notes), or
(ii) enables the holder or holders of such other Indebtedness or any trustee or agent for such holders to accelerate the maturity of such other Indebtedness.

                  (d) OTHER OBLIGATIONS. Default in the performance or observance of any obligation or agreement (other than default in the payment when due of Indebtedness) of any Company or any other Obligor to or with any other Person involving an amount in excess of Four Hundred Thousand Dollars ($400,000) unless such default is being contested by such Company or such Obligor, as the case may be, in good faith and by appropriate proceedings and such Company or such Obligor, as applicable, shall have set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP, and so long as such default is not reasonably likely to have a Material Adverse Effect.

                  (e) BANKRUPTCY. Any Company or any other Obligor applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Company or such other Obligor, or for a substantial part of the property of such Company or such other Obligor, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for such Company or such other Obligor, or for a substantial part of the property of such Company or such other Obligor and is not discharged or dismissed within sixty (60) days; or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by such Company or such other Obligor; or, in the absence of application, consent or acquiescence, any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceedings, is instituted against such Company or such Obligor and is not discharged or dismissed within sixty (60) days; or any warrant of attachment or similar legal process is issued against any substantial part of the property of such Company or such other Obligor.

                  (f) INSOLVENCY. Any Company or any other Obligor becomes insolvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they mature.

                  (g) ERISA LIABILITIES. Any of the following events shall have occurred, if such event is reasonably likely to have a Material Adverse Effect:
(i) the existence of a Reportable Event, (ii) the withdrawal of any Company or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the occurrence of an obligation to provide affected parties with a written notice of intent to terminate a Pension Plan in a distress termination under Section 4041 of ERISA, (iv) the institution by PBGC of proceedings to terminate any Pension Plan, (v) any event or condition that would require the appointment of a trustee to administer a Pension Plan, and (vi) the withdrawal of any Company or any ERISA Affiliate from a Multiemployer Plan.

                  (h) NON-COMPLIANCE WITH THIS AGREEMENT. Default in the performance of any of the agreements set forth in SECTIONS 5.5 or 5.11 through
5.31 (and not constituting an Event of Default under any of the other subsections of this SECTION 6.1); or default in the performance of any of the agreements set forth in SECTION 5.1.1, 5.1.2, 5.1.3, 5.1.4, 5.2 or 5.6 (and not constituting an Event of Default under any of the other subsections of this
SECTION 6.1), and continuance of such default for five (5) days after the occurrence thereof; or default in the performance of any other agreements herein set forth (and not constituting an Event of Default under any of the other subsections of this SECTION 6.1), and continuance of such default for thirty
(30) days after the occurrence thereof.

                  (i) NON-COMPLIANCE WITH RELATED AGREEMENTS. Default in the performance by any Company or any other Obligor of any of its agreements set forth in any Related Agreement (and not constituting an Event of Default under any of the other subsections of this SECTION 6.1), and continuance of such default after notice from Agent and the expiration of the grace or cure period (if any) set forth therein.

                  (j) NON-COMPLIANCE WITH SENIOR NOTE DOCUMENTS, SUBORDINATED DEBT OR ACQUISITION Documents. An "Event of Default" as defined in the Senior Note Documents shall occur or a default in the performance by any Company or any other Obligor of any of its agreements set forth in any agreement, instrument or document evidencing any Subordinated Debt or in any Acquisition Document (and not constituting an Event of Default under any of the other subsections of this
SECTION 6.1), and continuance of such default after the expiration of the grace or cure period (if any) set forth therein.

                  (k) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by any Company or any other Obligor herein (including without limitation any representation or warranty contained in SECTION 3.2 or 3.3) or in any Related Agreement is untrue or misleading in any material respect when made or deemed made; or any schedule, statement, report, notice, certificate or other writing furnished by any Company or any other Obligor to Agent or any Lender is untrue or misleading in any material respect on the date as of which the facts set forth therein are stated or certified; or any certification made or deemed made by any Company or any other Obligor to Agent or any Lender is untrue or misleading in any material respect on or as of the date made or deemed made.

                  (l) LITIGATION. There shall be entered against any of the Companies and the other Obligors as a group one or more judgments or decrees involving the payment of monies in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate at any one time outstanding, excluding those judgments or decrees (i) that shall have been outstanding less than thirty (30) calendar days from the entry thereof, (ii) for and to the extent which such Company or such Obligor, as applicable, is insured and with respect to which the insurer has assumed responsibility in writing or for and to the extent which such Company or such Obligor, as applicable, is indemnified under the Recapitalization Agreement or is otherwise indemnified, if the terms of such other indemnification are satisfactory to Requisite Lenders or (iii) which have been stayed pending appeal and with respect to which such Company or such Obligor has posted any required bond or letter of credit and in connection with which no property of any Company or any other Obligor has been attached.

                  (m) TERMINATION OF OBLIGATIONS. If any Obligor shall terminate any of its obligations to Agent or any Lender in respect of the Liabilities (except if such obligations terminate as the result of a merger, liquidation or consolidation of a Subsidiary with or into Borrower).

                  (n) VALIDITY. If the validity or enforceability of this Agreement, any Related Agreement or any Acquisition Document shall be challenged by any Company, any other Obligor or any other Person, which challenge shall remain for thirty (30) days undismissed, or if this Agreement, any Related Agreement or any Acquisition Document shall fail to remain in full force and effect (except if a Related Agreement fails to remain in effect as a result of the merger, consolidation or liquidation of a Subsidiary with or into Borrower); provided, that any challenge by any Person (other than a Company or Obligor) of the validity or enforceability of the collateral assignment of any patent or trademark not material to business of Borrower shall not constitute an Event of Default..

                  (o) CONDUCT OF BUSINESS. If any Company or any other Obligor is enjoined, restrained or in any way prevented by court order, which has not been dissolved or stayed within ten (10) days, from conducting all or any material part of its business affairs.

                  (p) EXCESS AVAILABILITY. If Excess Availability is less than Ten Million Dollars ($10,000,000) after giving effect to any principal payment in respect of the Seller Subordinated Debt.

                  (q) MATERIAL ADVERSE CHANGE. A Material Adverse Change shall have occurred.

                  (r) CHANGE OF CONTROL. Any Change of Control (as defined in the Senior Note Documents as in effect on the Closing Date) shall have occurred.

         6.2.     Effect of Event of Default; Remedies.
                  -------------------------------------

                  (a) In the event that one or more Events of Default described in SECTION 6.1(e) shall occur and be continuing, then each Lender's commitment and the Credit extended under this Agreement shall terminate and all Liabilities hereunder and under any Notes shall be immediately due and payable without demand, notice or declaration of any kind whatsoever.

                  (b) In the event an Event of Default other than one described in SECTION 6.1(e) shall occur and be continuing, at the option of Requisite Lenders, each Lender's commitment shall terminate and all Liabilities hereunder and under any Notes shall immediately be due and payable without demand or notice of any kind whatsoever, whereupon the Credit extended under this Agreement shall terminate. Agent shall promptly advise Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration.

                  (c) In the event of the occurrence and continuance of any Event of Default, Agent may, and at the request of Requisite Lenders shall, exercise any one or more or all of the following remedies, all of which are cumulative and non-exclusive:

                  (i) Any remedy contained in this Agreement or in any of the Related Agreements or any Supplemental Documentation;

                  (ii) Any rights and remedies available to Agent or any Lender under the UCC, and any other applicable law;

                  (iii) To the extent permitted by applicable law, Agent may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral which it may already have in its possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any premises where any of the Collateral may be or is supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Agent shall have the right to store the same in any of Borrower's premises without cost to Agent;

                  (iv) At Agent's request, Borrower will, at Borrower's expense, assemble the Collateral and make it available to Agent at a place or places to be designated by Agent which is reasonably convenient to Agent and Borrower; and

                  (v) Agent at its option, and pursuant to notification given to Borrower as provided for below, may sell any Collateral actually or constructively in its possession at public or private sale and apply the proceeds thereof as provided below.

7.       ADDITIONAL PROVISIONS REGARDING COLLATERAL AND AGENT'S RIGHTS.

         7.1.     Notice of Disposition of Collateral.
                  ------------------------------------

                  Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least five (5) calendar days before such disposition.

         7.2.     Application of Proceeds of Collateral.
                  --------------------------------------

                  During the continuance of an Event of Default, any proceeds of the Collateral may be applied by Agent to the payment of expenses in connection with the taking possession of, storing, preparing for sale, and disposition of Collateral, including Attorneys' Fees and legal expenses, and any balance of such proceeds may be applied by Agent toward the payment of such of the Payment Liabilities, and in such order of application, as Agent may from time to time elect.

         7.3.     Care of Collateral.
                  -------------------

                  Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Borrower requests in writing, but failure of Agent to comply with such request shall not, of itself, be deemed a failure to exercise reasonable care, and no failure of Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

         7.4.     Performance of Borrower's Obligations.
                  --------------------------------------

                  During the continuance of an Event of Default, Agent shall have the right, but shall not be obligated, to discharge any claims or Liens against, and any Taxes at any time levied or placed upon any or all Collateral, including without limitation those arising under statute or in favor of landlords, taxing authorities, government, public and/or private warehousemen, common and/or private carriers, processors, finishers, draymen, coopers, dryers, mechanics, artisans, laborers, attorneys, courts, or others. During the continuance of an Event of Default, Agent may also pay for maintenance and preservation of Collateral. Agent may, but is not obligated to, perform or fulfill any of Borrower's responsibilities under this Agreement which Borrower has failed to perform or fulfill. Agent may advance to Borrower as a Revolving Loan any payment made or expense incurred under this SECTION 7.4.

         7.5.     Agent's Rights.
                  ---------------

                  None of the following shall affect the obligations of any Company or any other Obligor to Agent or any Lender under this Agreement or Agent's right with respect to the remaining Collateral (any or all of which actions may be taken by Agent at any time, whether before or after an Event of Default, at its sole and absolute discretion and without notice to Borrower):

                  (a) acceptance or retention by Agent or any Lender of other property or interests in property as security for the Liabilities, or acceptance or retention of any Obligor(s), in addition to Borrower, with respect to any of the Liabilities;

                  (b) release of its Lien on, or surrender or release of, or the substitution or exchange of or for, all or any part of the Collateral or any other property securing any of the Liabilities (including but not limited to any property of any Obligor other than Borrower), or any extension or renewal for one or more periods (whether or not longer than the original period), or release, compromise, alteration or exchange, of any obligations of any guarantor or other Obligor with respect to any Collateral or any such property;

                  (c) extension or renewal for one or more periods (whether or not longer than the original period), or release, compromise, alteration or exchange of any of the Liabilities, or release or compromise of any obligation of any Obligor with respect to any of the liabilities; or

                  (d) failure by Agent or any Lender to resort to other security or pursue any Person liable for any of the Liabilities before resorting to the Collateral.

8.       CONDITIONS PRECEDENT; DELIVERY OF DOCUMENTS AND OTHER MATTERS.

         8.1.     Conditions Precedent to Initial Loans and Letters of Credit.
                  ------------------------------------------------------------

                  The obligation of each Lender that is a party to this Agreement on the date hereof to make the initial Loans and for Issuer to issue the initial Letters of Credit, if any, is subject to satisfaction of the following conditions precedent (in addition to those provided in SECTION 8.2):

                  8.1.1.   Audit.
                           ------

                  Agent and Lenders shall have completed their due diligence audit of the business, operations and assets of Borrower and each other Company, the results of which shall provide Agent and Lenders with results and information which, in their sole determination are satisfactory to permit them to enter into the secured financing transaction described in this Agreement and the Related Agreements.

                  8.1.2.   Security Interest.
                           ------------------

                  The security interest in the Collateral granted under this Agreement and the Related Agreements, and all other Liens granted to Agent, for the benefit of itself, Issuer and Lenders, to secure the Liabilities, shall be a senior, perfected Lien except as otherwise agreed by Requisite Lenders or as otherwise permitted herein, and all financing statements and other documents relating to Collateral shall have been filed or recorded, as appropriate.

                  8.1.3.   Litigation.
                           -----------

                  No material litigation shall have been instituted against Holdings, any Company or Sellers relating to the transactions contemplated by the Recapitalization Agreement or this Agreement.

                  8.1.4.   Solvency.
                           ---------

                  After giving effect to the initial Loans made hereunder and the initial Letters of Credit issued hereunder, Borrower shall have sufficient assets having a value, both at present fair salable value and at fair valuation, greater than the amount of Borrower's liabilities (including trade debt and Indebtedness to Lenders). Lenders shall be satisfied that all of the assets supporting the Loans and Letters of Credit under this Agreement shall be sufficient in value to provide Borrower with sufficient cash flow and working capital to enable it to profitably operate its business and to meet its obligations as they become due.

                  8.1.5.   Loan Availability.
                           ------------------

                  Immediately after making the initial Loans (and after giving effect to the payment of all fees and expenses incurred, or to be incurred, by Borrower), Borrower shall, under the terms and conditions of this Agreement, have Excess Availability of at least Twelve Million Dollars ($12,000,000).

                  8.1.6.   Equity and Subordinated Debt Investment in Borrower.
                           ----------------------------------------------------

                  Holdings shall have received contributions to capital from its shareholders of at least Twenty-Seven Million Dollars ($27,000,000) in cash and Holdings shall have contributed to Borrower cash of at least Seventeen Million Dollars ($17,000,000) in exchange for Borrower's common stock and Ten Million Dollars ($10,000,000) shall be paid by Holdings to Sellers to satisfy its obligations with respect to the non-competition agreement executed in connection with the Acquisition Agreement.

                  8.1.7.   Senior Notes.
                           -------------

                  Borrower shall have issued the Senior Notes pursuant to the Senior Note Documents, the terms of which shall be acceptable to Lenders, and Borrower shall have received net cash proceeds of at least One Hundred Million Dollars ($100,000,000) in exchange therefor (less any underwriting discount).

                  8.1.8.   Effect of Law.
                           --------------

                  No law or regulation affecting Agent's or any Lender's entering into the secured financing transaction contemplated by this Agreement shall impose upon Agent or any Lender any material obligation, fee, liability, loss, cost, expense or damage.

                  8.1.9.   Exhibits; Schedules.
                           --------------------

                  All Exhibits and Schedules to this Agreement shall have been completed and submitted to Agent and Lenders, shall be in form and substance satisfactory to Agent and Lenders and shall contain no facts or information which Agent and Lenders, in their sole judgment, determine to be unacceptable.

                  8.1.10.  Environmental Audit.
                           --------------------

                  Agent and Lenders shall have received environmental assessment reports with respect to Borrower's owned and leased real property from an environmental engineering firm acceptable to Agent, which assessments shall not disclose any facts or information which Agent and Lenders, in their sole judgment, determine to be unacceptable.

                  8.1.11.  Acquisition.
                           ------------

                  The Acquisition shall have been consummated in accordance with the terms of the Recapitalization Agreement and any other applicable documents and in full compliance with applicable laws.

                  8.1.12.  Fees.
                           -----

                  Lenders shall have received the closing fee referred to in the Fee Letter and any other fees due and payable by Borrower on the funding of the initial Loans and issuing the initial Letters of Credit.

                  8.1.13.  Documents.
                           ----------

                  Lenders shall have received all documents as Lenders shall determine to be necessary and desirable, including without limitation, the following documents, each duly executed where appropriate and dated as of the date of the initial Loan (or such other date as shall be satisfactory to Agent), in form and substance satisfactory to Agent:

                  (a) BORROWER RESOLUTIONS. A copy, duly certified by the secretary or an assistant secretary of Borrower of (1) resolutions of the Board of Directors of Borrower authorizing (A) the borrowings by Borrower hereunder,
(B) the execution, delivery and performance by Borrower of this Agreement, the Notes, and each other Related Agreement to which Borrower is a party or by which it is bound, and (C) certain officers or employees of Borrower to request borrowings by telephone and to execute Borrowing Base Certificates, (2) all documents evidencing any other necessary corporate action with respect to this Agreement and the Related Agreements, and (3) all approvals or consents, if any, with respect to this Agreement and the Related Agreements;

                  (b) BORROWER INCUMBENCY CERTIFICATE. A certificate of the secretary of Borrower certifying the names of the officers of Borrower authorized to sign this Agreement, the Notes, and each other Related Agreement to which Borrower is a party or by which it is bound, and all other documents and certificates to be delivered by Borrower hereunder, together with the true signatures of such officers;

                  (c) REAL PROPERTY. With respect to the real property located at 2351 Whirlpool Street, Niagara Falls, New York and 54401 Smilax Road, New Carlisle, Indiana:

                  (i) A Mortgage executed by Borrower;

                  (ii) An ALTA Loan Title Insurance Policy acceptable to Agent and insuring Agent's Lien in an amount and with a title insurance company acceptable to Agent and containing such endorsements as set forth on SCHEDULE 8.1(C). The amount of coverage, exceptions to coverage and status of title set forth in the policy shall be acceptable to Agent;

                  (iii) Copies of all documents of record concerning the real property as shown on the commitment for the ALTA Loan Title Insurance Policy;

                  (iv) An ALTA survey, certified in favor of Agent and the title company; and

                  (v) If the real property is in a flood hazard area, flood insurance, with standard noncontributory mortgagee clauses or endorsement in favor of Agent and Lenders. The amount, terms of coverage and insurer shall be reasonably acceptable to Agent;

                  (d) BORROWER'S CERTIFICATE. The certificate of the President or Chief Financial Officer of Borrower certifying to the fulfillment of all conditions precedent to closing and funding the secured financing transaction contemplated by this Agreement and to the truth and accuracy, as of such date, of the representations and warranties of Borrower contained in this Agreement, and each Related Agreement to which Borrower is a party or by which it is bound;

                  (e) BY-LAWS. A copy, duly certified by the secretary or an assistant secretary of Borrower, of the by-laws.

                  (f) BORROWER'S REGISTRATION; GOOD STANDING. A copy, duly certified by the applicable Secretary of State, of (i) a certificate of good standing issued by the Secretary of the State of Delaware and each other state where Borrower is qualified to do business or where, because of the nature of its business or properties, qualification to do business is required, (ii) a certificate of qualification, registration to do business or other documents required to be filed by Borrower to qualify to do business in each state referred to in clause (i), and (iii) in any state in which Borrower is doing business under an assumed name, a certificate or other document issued by the Secretary of State of each such state evidencing Borrower's authority to use such name;

                  (g) INSURANCE. Evidence satisfactory to Agent of the existence of insurance on the Collateral and business of Borrower in amounts and with insurers acceptable to Agent, together with evidence establishing that Agent is named as a loss payee and/or additional insured, as applicable, as provided in
SECTION 5.6;

                  (h) DISBURSEMENT LETTER. Written authorization and instructions from Borrower, in form satisfactory to Agent, for disbursement of the proceeds of the initial Loans;

                  (i) OTHER RELATED AGREEMENTS. The other Related Agreements (including without limitation the Subordination Agreement);

                  (j) SELLERS' DOCUMENTS. An Opinion of Sellers' counsel, addressed to Agent and Lenders or upon which Agent and Lenders are expressly permitted to rely;

                  (k) HOLDINGS' BY-LAWS. A copy, duly certified by the secretary or an assistant secretary of Holdings, of Holdings' by-laws;

                  (l) HOLDINGS' ARTICLES. A copy, duly certified by the Secretary of State of Delaware, of Holdings, of Holdings' Certificate of Incorporation;

                  (m) HOLDINGS' REGISTRATION; GOOD STANDING. A copy, duly certified by the applicable Secretary of State of (i) a certificate of good standing issued by the Secretary of the State of Delaware and each other state where Holdings is qualified to do business or where, because of the nature of its business or properties, qualification to do business is required, (ii) a certificate of qualification, registration to do business or other documents required to be filed by Holdings to qualify to do business in each state referred to in clause (i), and (iii) in any state in which Holdings is doing business under an assumed name, a certificate or other document issued by the Secretary of State of each such state evidencing Holdings' authority to use such name;

                  (n) LEGAL OPINION. Legal opinion from counsel for Borrower in form and substance satisfactory to Agent; and

                  (o) OTHER DOCUMENTS. Such other documents as Agent and Lenders shall determine to be necessary or desirable.

         8.2.     Continuing Conditions Precedent to all Loans; Certification.
                  ------------------------------------------------------------

                  The obligation of each Lender to make the initial Loans and each subsequent Loan and to establish any LIBOR Rate Loans and/or for Issuer to issue the initial Letters of Credit and each subsequent Letter of Credit, is subject to satisfaction of the following conditions precedent in addition to those provided in SECTION 8.1:

                  (a) NO CHANGE IN CONDITION. No change in the assets, condition or operations, financial or otherwise, of any Company or any other Obligor, shall have occurred which change, in the reasonable credit judgment of Requisite Lenders, is reasonably likely to have a Material Adverse Effect.

                  (b) DEFAULT. Before and after giving effect to such Loan and/or Letter of Credit, no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

                  (c) REPRESENTATIONS AND WARRANTIES. Before and after giving effect to such Loan and/or Letter of Credit, the representations and warranties in SECTION 4 or incorporated in this Agreement by reference pursuant to SECTION
4.26 shall be true and correct in all material respects as though made on the date of such Loan and/or Letter of Credit.

Each request for a Loan or Letter of Credit hereunder made or deemed to have been made by Borrower shall be deemed to be a certificate of Borrower as to the matters set out in the foregoing provisions of this SECTION 8.2.

9.       INDEMNITY.

         9.1.     Environmental and Safety and Health Indemnity.
                  ----------------------------------------------

                  Borrower hereby indemnifies and agrees to hold Agent and each Lender, and the officers, directors, employees, agents and affiliates of each of Agent and each Lender (collectively, the "Indemnitees") harmless from and against any and all losses, liabilities, damages, injuries, costs, claims and reasonable expenses of any and every kind whatsoever (including without limitation court costs and Attorneys' Fees) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, any of such Indemnitees for, with respect to, or as a direct or indirect result of the violation by, any Company of any Environmental Law or Occupational Safety and Health Law, or with respect to, or as a direct or indirect result of (a) the presence on or under, or the Release from, properties utilized by such Company in the conduct of its business into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Material or the escape, seepage, leakage, spillage, disposal, discharge, emission or release of any other hazardous or toxic waste, substance or constituent, or other substance (including without limitation any losses, liabilities, damages, injuries, costs, claims or reasonable expenses asserted or arising under any Environmental Law) or (b) the existence of any unsafe or unhealthful condition on or at any premises utilized by such Company in the conduct of its business; provided, that Borrower shall not have any obligation to any Indemnitee hereunder with respect to indemnified liabilities arising from any Indemnitee's gross negligence or willful misconduct. The provisions of and undertakings and indemnification set out in this SECTION 9.1 shall survive satisfaction and payment of the Liabilities and termination of this Agreement.

         9.2.     General Indemnity.
                  ------------------

                  In addition to the payment of expenses pursuant to SECTION 11.3, whether or not the transactions contemplated hereby shall be consummated, Borrower hereby indemnifies and agrees to hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, and reasonable expenses of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel, and, without duplication, the allocated cost of in-house counsel, for any of such Indemnities in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnities shall be designated a party thereto) that may be imposed on, incurred by, or asserted against any Indemnitee, in any manner relating to or arising out of this Agreement or any Related Agreement, Agent's or any Lender's agreement to make the Loans or issue the Letters of Credit hereunder, or the use or intended use of any of the Loans or Letters of Credit hereunder or proceeds thereof (the "indemnified liabilities"); provided, that Borrower shall not have any obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnities or any of them.

                  The provisions of the undertakings and indemnification set out in this SECTION 9.2 shall survive satisfaction and payment of the Liabilities and termination of this Agreement.

         9.3.     Capital Adequacy.
                  -----------------

                  If Agent or any Lender shall reasonably determine that the application or adoption after the date hereof of any law, rule, regulation, directive, interpretation, treaty or guideline regarding capital adequacy, or any change therein or in the interpretation or administration thereof, whether or not having the force or law (including without limitation application of changes to Regulation H and Regulation Y of the Federal Reserve Board issued by the Federal Reserve Board on January 19, 1989 and regulations of the Comptroller of the Currency, Department of the Treasury, 12 CFR Part 3, Appendix A, issued by the Comptroller of the Currency on January 27, 1989) increases the amount of capital required or expected to be maintained by Agent or such Lender or any Person controlling Agent or such Lender in excess of the amount required as of the date hereof, and such increase is based upon the existence of Agent's or such Lender's obligations hereunder and other commitments of this type, then from time to time, within thirty (30) days after demand from Agent or such Lender, Borrower shall pay to Agent or such Lender, as applicable, such amount or amounts as will compensate Agent or such Lender or such controlling Person, as the case may be, for such increased capital requirement. The determination of any amount to be paid by Borrower under this SECTION 9.3 shall take into consideration the policies of Agent or such Lender or any Person controlling Agent or such Lender with respect to capital adequacy and shall be based upon any reasonable averaging, attribution and allocation methods. A certificate of Agent or such Lender, as applicable, setting forth the amount or amounts as shall be necessary to compensate Agent or such Lender as specified in this
SECTION 9.3 shall be delivered to Borrower and shall be conclusive in the absence of manifest error.

10.      AGENT.

         10.1.    Appointment of Agent.
                  ---------------------

                  Each Lender hereby irrevocably appoints and authorizes BAI to act as its Agent under this Agreement and the Related Agreements. Each Lender hereby irrevocably appoints and authorizes Agent to take such action on such Lender's behalf under the provisions of this Agreement and the Related Agreements and to exercise such powers and perform such duties under this Agreement and the Related Agreements as are specifically delegated to Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental hereto and thereto. Agent may perform any of its duties hereunder or under the Related Agreements by or through its agents or employees. The provisions of this SECTION 10 are solely for the benefit of Agent and Lenders, and neither Borrower nor any other Obligor shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the Related Agreements, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower or any other Obligor.

         10.2.    Nature of Duties of Agent.
                  --------------------------

                  Agent shall have no duties, obligations or responsibilities except those expressly set forth in this Agreement and the Related Agreements. Neither Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or under the Related Agreements or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of Agent shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement or the Related Agreements a fiduciary relationship in respect of any Lender; and nothing in this Agreement or the Related Agreements, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or the Related Agreements except as expressly set forth herein or therein. No duty to act, or refrain from acting, and no other obligation whatsoever, shall be implied on the basis of or imputed in respect of any right, power or authority granted to Agent or shall become effective in the event of any temporary or partial exercise of such rights, power or authority.

         10.3.    Agent in its Capacity as Lender.
                  --------------------------------

                  With respect to its obligations under this Agreement and the Related Agreements, and the Loans made by it, Agent shall have the same rights and powers under this Agreement and the Related Agreements as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" or "Lenders" shall, unless the context otherwise indicates, include Agent in its capacity as a Lender hereunder. Agent, any Lender and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with Borrower or any other Obligor, or Related Parties of Borrower, as if it were not Agent or as if it or they were not a Lender hereunder and without any duty to account therefor to the other parties to this Agreement; provided, that the obligations of Borrower under such transactions shall not be deemed to be Liabilities or secured by any Collateral without the prior written agreement of the Requisite Lenders; provided, further, that Lenders acknowledge and agree that the obligations of Borrower with respect to the Letter of Credit Obligations, and to BAI or any other Lender and with respect to any lockbox or bank account maintained by or for the benefit of Borrower, including the Demand Deposit Accounts, the Depository Accounts and the Assignee Deposit Accounts, shall be deemed to be Liabilities secured by the Collateral.

         10.4.    Independent Credit Analysis.
                  ----------------------------

                  Each Lender agrees that it has, independently and without reliance upon Agent, any other Lender, or the directors, officers, agents, attorneys or employees of Agent or of any other Lender, and instead in reliance upon information supplied to it by or on behalf of Borrower and each other Obligor, made its own independent credit analysis and decision to enter into this Agreement and the Related Agreements to which it is a party, and that it shall independently and without reliance upon Agent, any other Lender, or the directors, officers, agents, attorneys or employees of Agent or of any other Lender, continue to make its own independent credit analysis and decisions in acting or not acting under this Agreement and the Related Agreements. Except as otherwise expressly provided herein, Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the affairs, financial condition, litigation, liabilities, or business of Borrower or any other Obligor which may at any time come into the possession of Agent (or any of its affiliates). In the event such information is furnished to any Lender by Agent, Agent shall have no duty to confirm or verify its accuracy or completeness and shall have no liability whatsoever with respect thereto.

         10.5.    General Immunity.
                  -----------------

                  Neither Agent nor any of its directors, officers, agents, attorneys or employees shall be liable to any Lender for any action taken or omitted to be taken by it or them under this Agreement or the Related Agreements or in connection herewith or therewith except for its or their own willful misconduct or gross negligence. Without limiting the generality of the foregoing, Agent: (i) shall not be responsible to Lenders for any recitals, statements, warranties or representations under this Agreement or the Related Agreements or any agreement or document relative hereto or thereto or for the financial or other condition of any Obligor, (ii) shall not be responsible for the authenticity, accuracy, completeness, value, validity, effectiveness, due execution, legality, genuineness, enforceability, collectibility or sufficiency of this Agreement or the Related Agreements or any other agreements or any assignments, certificates, requests, financial statements, projections, notices, schedules or opinions of counsel executed and delivered pursuant hereto or thereto, (iii) shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the Related Agreements on the part of Obligors or of any of the terms of any such agreement by any party hereto or thereto and shall have no duty to inspect the property (including the books and records) of any Obligor, (iv) shall have no obligation whatsoever to Lenders or to any other Person to assure that the Collateral exists or is owned by Borrower or any other Obligor or is cared for, protected or insured or that the Liens granted to Agent herein or in Related Agreements or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected, enforced, realized upon or are entitled to any particular priority, and (v) shall incur no liability under or in respect of this Agreement or the Related Agreements or any other document by acting upon any telephone or written notice, consent, certificate or other instrument or writing (which may be by telegram, cable, telex, telecopier or similar form of facsimile transmission), telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. Agent may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by Agent and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants or experts.

         10.6.    Action by Agent.
                  ----------------

                  (a) ACTUAL KNOWLEDGE. Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender, Borrower or

Borrower's independent certified public accountants referring to this Agreement, describing such Unmatured Event of Default or Event of Default and stating that such notice is a "notice of default." Agent will notify Lenders of its receipt of any such notice.

                  (b) DISCRETION TO ACT. Agent shall have the right to request instructions from Requisite Lenders by notice to each Lender. If Agent shall request instructions from Requisite Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any Related Agreement, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders, and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any Related Agreement in accordance with the instructions of Requisite Lenders. Agent may give any notice required under
SECTION 6 hereof without the consent of any of Lenders unless otherwise directed by Requisite Lenders in writing and will, at the direction of Requisite Lenders, give any such notice required under SECTION 6. Except for any obligation expressly set forth in this Agreement or the Related Agreements, Agent may, but shall not be required to, exercise its discretion to act or not act, except that Agent shall be required to act or not act upon the instructions of Requisite Lenders (unless all of Lenders are required to provide such instructions as provided in SECTION 11.6) and those instructions shall be binding upon Agent and all Lenders; provided, that Agent shall not be required to act or not act if to do so would, in Agent's opinion, expose Agent to liability or would be contrary to this Agreement or any Related Agreements or to applicable law.

                  (c) SATISFACTION OF CONDITIONS. For purposes of determining compliance with the conditions specified in SECTION 8.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         10.7.    Right to Indemnity.
                  -------------------

                  Agent shall be fully justified in failing or refusing to take any action under this Agreement or the Related Agreements or in relation hereto or thereto unless it shall first be indemnified (upon requesting such indemnification) to its satisfaction by Lenders against any and all liability and expense which it may incur by reason of taking or continuing to take any such action. Lenders further agree to indemnify Agent ratably in accordance with their Pro Rata Shares for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or the other Related Agreements or the transactions contemplated hereby or thereby, or the enforcement of any of the terms hereof or thereof or of any other documents; provided no such liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement results from Agent's gross negligence or willful misconduct. Each Lender agrees to reimburse Agent in the amount of its Pro Rata Share of any out-of-pocket expenses for which Agent is entitled to receive, but has not received, reimbursement pursuant to this Agreement. The agreements in this
SECTION 10.7 shall survive the payment and fulfillment of the Liabilities and termination of this Agreement.

         10.8.    Rights and Remedies to be Exercised by Agent Only.
                  --------------------------------------------------

                  In the event any remedy may be exercised with respect to this Agreement or the Related Agreements or the Collateral, Agent shall pursue remedies designated by Requisite Lenders subject to the proviso set forth in
SECTION 10.6(b). Each Lender agrees that no Lender shall have any right individually (a) to realize upon the security created by this Agreement or the Related Agreements, (b) enforce any provision of this Agreement or the Related Agreements, or (c) make demand under this Agreement or the Related Agreements; provided, that any Lender that is an Issuer may make demand upon Borrower as Issuer pursuant to SECTION 2.2, BAI may make demand upon Borrower pursuant to
SECTION 11.4.

         10.9.    Agent's Resignation.
                  --------------------

                  Agent may, and at the request of Requisite Lenders shall, resign as Agent upon thirty (30) days notice to Lenders. If Agent resigns under this Agreement, Requisite Lenders shall appoint from among Lenders a successor agent for Lenders. If no successor agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, with the consent of Borrower, which consent will not be unreasonably withheld or delayed, and after consulting with Lenders, a successor agent from among Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 10 and SECTIONS 11.3 and 11.4 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty
(30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as Requisite Lenders appoint a successor agent as provided for above.

         10.10.   Disbursement of Proceeds of Loans and Other Advances.
                  -----------------------------------------------------

                  Agent may (and is hereby irrevocably authorized by Lenders), but shall have no duty to make such other disbursements and advances as Revolving Loans on behalf of Lenders, including without limitation the making of advances for the expenditures described in SECTION 7.4 of this Agreement, which Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral, or any portion thereof. Agent's use of its own checks upon its funds or Agent's transfer of its own funds, by wire or otherwise, to an account of Borrower or any other Obligor shall be deemed to be disbursements made by each Lender under this Agreement and pursuant to the Related Agreements.

         10.11.   Release of Collateral.
                  ----------------------

                  Each Lender hereby irrevocably authorizes Agent, at its option and in its discretion, to release any and all guaranties of the Liabilities and any Lien granted to or held by Agent upon any Collateral (i) upon termination of Lenders' obligations to make Loans and payment and satisfaction of all Loans, Letter of Credit Obligations and all other Payment Liabilities and which Agent has been notified in writing are then due and payable under this Agreement; (ii) constituting Collateral being sold or disposed of if Borrower certifies to Agent that the sale or disposition is made in compliance with the terms of this Agreement (and, absent any actual knowledge of Agent to the contrary, Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which neither Borrower nor any Obligor has any interest at the time the Lien was granted and at all times thereafter; or (iv) if approved, authorized or ratified in writing by Agent at the direction of Requisite Lenders. Upon request by Agent at any time, each Lender will confirm in writing Agent's authority to release particular types or items of Collateral pursuant to this SECTION 10.11.

         10.12.   Agreement to Cooperate.
                  -----------------------

                  Each Lender agrees to cooperate to the end that the terms and provisions of this Agreement may be promptly and fully carried out. Lenders also agree, from time to time, at the request of Agent, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable to effectuate the terms, provisions and intent of this Agreement and the Related Agreements.

         10.13.   Sharing of Collateral.
                  ----------------------

                  If any Lender shall obtain any payment (whether voluntary, involuntary, through exercise of any right of set off, or otherwise) on account of the Liabilities in excess of the amount to which it is entitled pursuant to this Agreement, such Lender shall forthwith purchase from the other Lenders such participations in such other Lenders' claims against Borrower as shall be necessary to cause such purchasing Lender to share the excess payment with the other Lenders in accordance with the provisions of this Agreement; provided, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from such other Lender shall be rescinded and such other Lenders shall repay to the purchasing Lender the purchase price to the extent of their portion of such recovery together with an amount equal to the share (according to the proportion of (i) the amount of such other Lenders' required repayment, to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by purchasing Lender in respect of the total amount recovered.

         10.14.   Lenders to Act as Agents.
                  -------------------------

                  If any Collateral or proceeds thereof at any time comes into the possession or under the control of any Lender, such Lender shall hold such Collateral or proceeds thereof as agent for the joint benefit of Lenders, and will, upon receipt therefor, deliver such Collateral or proceeds thereof to Agent.

11.      GENERAL.

         11.1.    Borrower's Waiver.
                  ------------------

                  Except as otherwise provided for in this Agreement, to the extent permitted by applicable law, Borrower waives (a) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, one or more extensions or renewals of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent or any Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Agent or any Lender may do in this regard; and (b) all rights to notice and a hearing prior to Agent's or any Lender's taking possession or control of, or Agent's or any Lender's replevy, attachment or levy on or of, the Collateral or any bond or security which might be required by any court prior to allowing Agent or any Lender to exercise any of Agent's or any Lender's remedies.

         11.2.    Power of Attorney.
                  ------------------

                  Borrower appoints Agent, or any Person whom Agent may from time to time designate, as Borrower's attorney and agent-in-fact with power (which appointment and power, being coupled with an interest, is irrevocable until all Payment Liabilities under this Agreement are paid and performed in full and this Agreement is terminated), without notice to Borrower, to:

                  (a) At such time or times hereafter as Agent or said agent, in its sole and absolute discretion, may determine in Borrower's or Agent's name
(i) after the occurrence and during the continuance of an Event of Default, to endorse Borrower's name on any checks, notes, drafts or any other items of payment relating to and/or proceeds of the Collateral which come into the possession of Agent or under Agent's control and apply such payment or proceeds to the Liabilities; (ii) after the occurrence and during the continuance of an Event of Default, to endorse Borrower's name on any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement in Agent's possession relating to Accounts Receivable, Inventory or any other Collateral; (iii) after the occurrence and during the continuance of an Event of Default, use the information recorded on or contained in any data processing equipment and computer hardware and software to which Borrower has access relating to Accounts Receivable, Inventory and/or other Collateral; and
(iv) if not done by Borrower, do all acts and things determined by Agent to be reasonably necessary, to fulfill Borrower's obligations under this Agreement; and

                  (b) At such time or times after the occurrence and during the continuance of an Event of Default, as Agent or said agent, in its sole and absolute discretion, may determine, in Borrower's or Agent's name: (i) demand payment of the Accounts Receivable; (ii) enforce payment of the Accounts Receivable, by legal proceedings or otherwise; (iii) exercise all Borrower's rights and remedies with respect to the collection of the Accounts Receivable and other Collateral; (iv) settle, adjust, compromise, extend or renew the Accounts Receivable; (v) settle, adjust or compromise any legal proceedings brought to collect the Accounts Receivable; (vi) if permitted by applicable law, sell or assign the Accounts Receivable and/or other Collateral upon such terms for such amounts and at such time or times as Agent may deem advisable; (vii) discharge and release the Accounts Receivable and/or other Collateral; (viii) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or similar document against any Account Debtor; (ix) prepare, file and sign Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts Receivable and/or other Collateral; and (x) do all acts and things necessary, in Agent's sole and absolute discretion, to obtain repayment of the Payment Liabilities and to fulfill Borrower's other obligations under this Agreement.

         11.3.    Expenses and Attorneys' Fees.
                  -----------------------------

                  Borrower agrees, whether or not any Loan is made or Letter of Credit is issued, to pay within fifteen (15) days of demand therefor, all Attorneys' Fees and out-of-pocket expenses of Agent in connection with the transactions contemplated hereby. For purposes of this Agreement, "Attorneys' Fees" means the reasonable value of the services (and costs, charges and expenses related thereto) of the attorneys (and all paralegals and any outside consultants employed by such attorneys) employed by Agent or, if an Event of Default is then in existence, any Lender (including but not limited to attorneys and paralegals who are employees of Agent or any Lender) from time to time (a) in connection with the negotiation, preparation, execution, delivery, administration and enforcement of this Agreement, any Related Agreement, any Supplemental Documentation and all other documents or instruments provided for herein or in any thereof or delivered or to be delivered hereunder or under any thereof or in connection herewith or with any thereof, (b) to prepare documentation related to the Loans made and other Liabilities incurred hereunder, (c) to prepare any amendment to or waiver under this Agreement or any Related Agreement and any documents or instruments related thereto, (d) to represent Agent or any Lender in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene in any litigation, contest, dispute, suit or proceeding or to file a petition, complaint, answer, motion or other pleading, or to take any other action in or with respect to, any litigation, contest, dispute, suit or proceeding (whether instituted by Agent or any Lender, Borrower or any other Person and whether in bankruptcy or otherwise) in any way or respect relating to the Collateral, this Agreement or any Related Agreement, or any Company's or any other Obligor's affairs, (e) to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral,
(f) to perfect or attempt to enforce any security interest in any of the Collateral or to give any advice with respect to such enforcement and (g) to enforce any of Agent's or any Lender's rights to collect any of the Liabilities. Agent may advance all such amounts to Borrower as a Revolving Loan. Borrower also agrees, (y) to indemnify and hold Agent and each Lender harmless from any loss or expense which may arise or be created by the acceptance of telephonic or other instructions for making Loans or issuing Letters of Credit except for any such loss or expense arising from Agent or such Lender's gross negligence or willful misconduct, and (z) to pay, and save Agent and each Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement, or any Related Agreement or Supplemental Documentation, or the issuance of any Note or of any other instruments or documents provided for herein or to be delivered hereunder or in connection herewith. [NOTWITHSTANDING THE FOREGOING, BORROWER SHALL NOT BE LIABLE FOR THE FEES CHARGED BY GOLDBERG, KOHN, BELL, BLACK, ROSENBLOOM & MORITZ,

LTD. TO AGENT THROUGH THE CLOSING DATE IN EXCESS OF SEVENTY-FIVE THOUSAND DOLLARS ($75,000).]

         11.4.    BAI's Fees and Charges.
                  -----------------------

                  To the extent not already covered by SECTION 11.3, Borrower agrees to pay BAI on demand by BAI the customary fees and charges of BAI for maintenance of accounts with BAI or for providing other services to Borrower and if not so paid, each Lender shall, without regard to any other provision of this Agreement or any other Related Agreement or any defense that Borrower may have to its obligation to pay BAI in connection with such fees and charges, pay BAI for such Lender's Pro Rata Share of such fees and charges, and any payments so made by Lenders to BAI shall be deemed to be Revolving Loans. Each Lender (other than BAI) acknowledges and agrees that it shall not be entitled to any of the fees and charges of BAI as provided in the immediately preceding sentence. Upon at least two (2) Banking Days' advance notice to Borrower (or during the continuance of an Event of Default, without notice to Borrower), Agent may, in its sole and absolute discretion, provide for such payment by advancing the amount thereof to Borrower as a Revolving Loan.

         11.5.    Lawful Interest.
                  ----------------

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that any Lender has received interest hereunder in excess of the highest applicable rate, such Lender shall promptly refund its Pro Rata Share of such excess interest to Borrower.

         11.6.    No Waiver by Agent or any Lender; Amendments.
                  ---------------------------------------------

                  No failure or delay on the part of Agent or any Lender in the exercise of any power or right, and no course of dealing between Borrower and Agent or any Lender shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to Agent or any Lender at law or in equity. No notice to or demand on Borrower not required hereunder shall in any event entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Agent or any Lender to any other or further action in any circumstances without notice or demand. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any Related Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Requisite Lenders, and with respect to any amendment or modification, also by Borrower. Notwithstanding the foregoing, (a) any amendment, modification, termination, waiver or consent with respect to any of the following provisions of this Agreement shall be effective only by a written agreement, signed by each Lender affected thereby: (i) increase in the amount of the Maximum Loan Amount or Maximum Revolving Loan Amount of such Lender, (ii) reduction of the principal of, rate or amount of interest on the Loans or any fees or charges payable to such Lender (other than by the payment or prepayment thereof), (iii) postponement of the date fixed for any payment of principal of, or interest on, the Loans or any fees or charges) or other amounts payable to such Lender, (iv) change in the aggregate Pro Rata Share of Lenders which shall be required for Lenders or any of them to take action hereunder or amend the definition of "REQUISITE LENDERS," or (v) amendment of this SECTION 11.6 and (b) any amendment, modification, termination, waiver or consent affecting Agent or Issuer shall be effective only by a written agreement signed by Agent or Issuer, as applicable. Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver of any provision of this Agreement, and any consent to any departure by Borrower from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

         11.7.    Termination of Credit.
                  ----------------------

                  Borrower may terminate the Credit at any time upon notice to Agent and payment in full of the outstanding principal balance of the Loans and all other Payment Liabilities under this Agreement and the Related Agreements. All of Agent's and each Lender's rights and remedies, the Liens of Agent on the Collateral, for the benefit of itself, Issuer and Lenders, and all of Borrower's duties and obligations under this Agreement shall survive termination of the Credit extended to Borrower hereunder until all of the Payment Liabilities hereunder have been finally paid and performed in full. The termination or cancellation of the Credit shall not affect or impair the liabilities and obligations of Borrower or any one or more of the Obligors to Agent and Lenders or Agent's and each Lender's rights with respect to any Loans and advances made and other Liabilities incurred prior to such termination or with respect to the Collateral.

         11.8.    Notices.
                  --------

                  Except as otherwise expressly provided herein, any notice hereunder to Borrower, Agent or any Lender shall be in writing (including facsimile communication) and shall be given to Borrower, Agent or such Lender at its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as Borrower, Agent or such Lender may, by written notice, designate as its address or facsimile number for purposes of notices hereunder. All such notices shall be deemed to be given: (a) if delivered by facsimile, when transmitted, (b) if delivered by courier, when delivered by such courier, (c) if delivered in person, when delivered, and (d) if delivered by mail, three (3) Banking Days following deposit in the United States mails, properly addressed as herein provided, with proper postage prepaid; provided, however, that notice to Agent of Borrower's intent to terminate the Credit shall not be effective until actually received by Agent.

         11.9.    Assignments and Participations; Information.
                  --------------------------------------------

                  (a) This Agreement may not be assigned by Borrower without the prior written consent of Agent and Lenders. Whenever in this Agreement reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and permitted assigns of Borrower and the successors and assigns of Agent and each Lender.

                  (b) Borrower and each Lender hereby agree that on or after the date hereof, each Lender may, in its discretion, without any other Lender's consent, but with the prior consent of Agent and Borrower, which consents will not be unreasonably withheld, sell one or more assignments of portions of its interest in the Credit to any Person; provided, that (i) any Lender may sell an assignment of any or all of its interest in the Credit to any Related Party of such Lender without the consent of any Person and (ii) the percentage of the Term Loan assigned by a Lender to a Person shall equal the percentage of the Maximum Revolving Loan Amount assigned by such Lender to such Person. Each assignment shall be at no cost to Borrower and of a constant, and not a varying, ratable percentage of all of the assigning Lender's rights and obligations under this Agreement, and the Maximum Loan Amount assigned shall be in a minimum amount of Five Million Dollars ($5,000,000) and after giving effect to such assignment no Lender's Maximum Loan Amount shall be less than Ten Million Dollars ($10,000,000) (unless such Lender sells all of its interest in the Credit).

                  (c) The parties to each assignment of an interest in the Credit as permitted pursuant to clause (b) above shall execute and deliver to Agent, for its acceptance and recording in the Register, an Assignment and Acceptance Agreement, with a copy to Borrower. Upon such execution, delivery, acceptance and recording in the Register, from and after the effective date specified in each Assignment and Acceptance Agreement and agreed to by Agent,
(i) the assignee thereunder shall, in addition to any rights and obligations hereunder held by it immediately prior to such effective date, if any, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance Agreement and shall, to the fullest extent permitted by law, have the same rights and benefits hereunder as if it were an original Lender hereunder and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, the assigning Lender shall cease to be a party hereto).

                  (d) Agent shall maintain a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of Lenders and the Maximum Loan Amount and the Maximum Revolving Loan Amount and principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance Agreement executed by the assigning Lender and the assignee and a processing and recordation fee of Two Thousand Five

Hundred Dollars ($2,500) (payable by the assigning Lender or the assignee, as shall be agreed between them), Agent shall, if such Assignment and Acceptance Agreement has been completed and is in compliance with this Agreement and in substantially the form of EXHIBIT C and Borrower and Agent have consented to the assignment evidenced thereby, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to Borrower.

                  (f) Each Lender may, with the consent of Agent, which may not be unreasonably withheld, sell participations to one or more other financial institutions in or to all or a portion of its rights and obligations under and in respect of any and all facilities under this Agreement; provided, that any Lender may sell a participation in any or all of its interest in the Credit to any Related Party of such Lender without the consent of any Person; provided, further, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and
(iv) such participant's rights to agree or to restrict such Lender's ability to agree to the modification, waiver or release of any of the terms of this Agreement or the Related Agreements or to the release of any Collateral covered by this Agreement or the Related Agreements, to consent to any action or failure to act by any party to this Agreement or any of the Related Agreements, or to exercise or refrain from exercising any powers or rights which any Lender may have under or in respect of this Agreement or the Related Agreements or any Collateral, shall be limited to the right to consent to (A) an increase in the Maximum Loan Amount of the Lender from whom such participant purchased a participation, (B) reduction of the principal of, or rate or amount of interest on the Loans subject to such participation (other than by the payment or prepayment thereof) or (C) postponement of any date fixed for any payment of principal of, or interest on, the Loans subject to such participation. Each Lender agrees to promptly notify Agent and Borrower of each sale of a participation hereunder.

                  (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this SECTION 11.9, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Company or any other Obligor furnished to such Lender; provided, that prior to any such disclosure, such assignee or participant, or proposed assignee or participant, shall agree to preserve the confidentiality of any confidential information described therein and such Lender shall notify Borrower of the assignee or participant, or proposed assignee or participant.

                  (h) Anything in this Agreement to the contrary notwithstanding, in the case of any participation, all amounts payable by Borrower under this Agreement or the Related Agreements shall be calculated and made in the manner and to the parties required hereby as if no such participation had been sold.

                  (i) Agent agrees to promptly notify Borrower of each sale of a permitted participation or permitted assignment hereunder. Borrower agrees to use its reasonable efforts to assist Lenders in their efforts to sell assignments and participations hereunder. In addition, Borrower agrees to execute new Notes in favor of each of the selling and purchasing Lender, upon each sale of an assignment hereunder, provided that the existing Notes in favor of the selling Lender are simultaneously therewith returned to Borrower.

         11.10.   Borrower's Documentation; Confidentiality.
                  ------------------------------------------

                  Borrower hereby acknowledges and agrees that Agent and Lenders shall be under no obligation to return any due diligence reports, schedules, financial statements or any other disclosure documents furnished to Agent or any Lender by Borrower, any Company or any third party in connection with the Loans.

                  The Agent and each Lender hereby (a) acknowledges that each Company has financial, marketing, environmental and other data and information the confidentiality of which is important to its business and (b) agrees to keep confidential any financial, marketing, environmental and other data and information of each Company to the extent designated by it as confidential, PROVIDED that this section shall not preclude Agent or any Lender from furnishing any such data or information (A) as may be required by order of any court of competent jurisdiction or requested by any governmental agency having any regulatory authority over that holder or its securities, (B) to any other party to this Agreement, (C) to any actual or prospective transferee (so long as such prospective transferee is a financial institution) of all or part of Agent's or that Lender's rights arising out of or in connection with this Agreement so long as such prospective transferee to whom disclosure is made agrees to be bound by the provisions of this SECTION 11.10, (D) to anyone if it shall have been already publicly disclosed (other than by Agent or that Lender in contravention of this SECTION 11.10), (E) to the extent reasonably required in connection with the exercise of any right or remedy under this Agreement and
(F) to Agent's or that Lender's legal counsel, auditors and accountants. The obligations of Agent and Lenders under this section shall survive termination of this Agreement.

         11.11.   Severability.
                  -------------

                  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         11.12.   Successors.
                  -----------

                  This Agreement shall be binding upon Borrower, Agent and each Lender and their respective successors and permitted assigns, and shall inure to the benefit of Borrower, Agent and each Lender and their respective successors and permitted assigns.

         11.13.   Construction.
                  -------------

                  This Agreement and the Related Agreements and Supplemental Documents shall, unless otherwise expressly provided therein, be deemed to have been negotiated and entered into in, and shall be governed and controlled by the laws of, the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law, and in all other respects, including but not limited to the legality of the interest rate and other charges, but excluding perfection of security interests and liens which shall be governed and controlled by the laws of the relevant jurisdiction.

         11.14.   Consent to Jurisdiction.
                  ------------------------

                  Agent, each Lender and Borrower each irrevocably agrees that, subject to Agent's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE RELATED AGREEMENTS, OR THE SUPPLEMENTAL DOCUMENTATION OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. AGENT, EACH LENDER AND BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO IT AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF.

         11.15.   Waiver of Jury Trial.
                  ---------------------

                  BORROWER, AGENT AND EACH LENDER EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         11.16.   Judgment.
                  ---------

                  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any other Related Agreement in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent, could purchase the first currency with such other currency on the Banking Day preceding that on which final judgment is given. The obligation of Borrower in respect of any such sum due from it to the Agent or any Lender hereunder or under the other Related Agreements shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement or the other Related Agreements (the "Agreement Currency"), be discharged only to the extent that on the Banking Day following receipt by the Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Agent or such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent or such Lender in such currency, Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent, Lender or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent or any Lender in such currency, the Agent or such Lender agrees to return the amount of any excess to Borrower (or to any other Person who may be entitled thereto under applicable law).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                   UNIFRAX CORPORATION, as Borrower


                                   By________________________________________
                                   Its_______________________________________

                                   Address:  2351 Whirlpool Street
                                             Niagara Falls, New York  14305-2413
                                   Telecopier:  (716) 278-3903
                                   Attention:   Chief Financial Officer


                                   with a copy to:

                                   Kirtland Capital Partners II L.P.
                                   Address:  2550 SOM Center Road
                                             Suite 105
                                             Willoughby Hills, Ohio  44094
                                   Telecopier:  (216) 585-9699
                                   Attention:   Thomas N. Littman

                                   BANK OF AMERICA ILLINOIS, as Agent


                                   By________________________________________
                                   Its_______________________________________

                                   Address:  231 South LaSalle Street
                                             8th Floor - Mail Drop 0830
                                             Chicago, Illinois  60697
                                   Telecopier:  (312) 084-9102
                                   Attention:   David L. Graham
                                                Agency Management Services

                                   BANK OF AMERICA ILLINOIS, as a Lender


                                   By_________________________________________
                                   Its________________________________________

                                   Address:  231 South LaSalle Street
                                             Chicago, Illinois  60697
                                   Telecopier:  (312) 828-1974
                                   Attention:   Middle Market II

                                   Maximum Loan Amount:  $22,500,000

                                   Maximum Revolving Loan Amount:  $10,000,000
                                   Maximum Term Loan Amount:       $12,500,000
                                   NATIONAL CITY BANK, as a Lender


                                   By_________________________________________
                                   Its________________________________________

                                   Address:  1900 East Ninth Street
                                                   Cleveland, Ohio  44114
                                   Telecopier:  (216) 575-9396
                                   Attention:   Metro/Ohio

                                   Maximum Loan Amount:            $22,500,000

                                   Maximum Revolving Loan Amount:  $10,000,000
                                   Maximum Term Loan Amount:       $12,500,000

                         LIST OF EXHIBITS AND SCHEDULES

Exhibits:
---------
Exhibit A                  Form of Borrowing Base Certificate
Exhibit B                  Form of Compliance Certificate
Exhibit C                  Form of Assignment and Acceptance Agreement
Exhibit D                  EBITDA for the First Three Calendar Quarters of Fiscal Year 1996

Schedules:
----------

Schedule 4.1               Schedule of Tradenames, State of Incorporation and Qualification
Schedule 4.6               Schedule of Certain Events
Schedule 4.7               Schedule of Insurance
Schedule 4.8               Schedule of Litigation and Contingent Liabilities
Schedule 4.9               Schedule of Liens
Schedule 4.10              Schedule of Subsidiaries
Schedule 4.11              Schedule of Partnerships and Joint Ventures
Schedule 4.12              Schedule of Business and Collateral Locations
Schedule 4.13              Schedule of Real Property Descriptions and Owners
Schedule 4.15              Schedule of Leases
Schedule 4.16              Schedule of Patents, Trademarks and Copyrights
Schedule 4.18              Schedule of Labor Matters
Schedule 4.19              Schedule of Contingent Employee Benefit Plan Liabilities
Schedule 4.21              Schedule of Noncompliance
Schedule 4.22              Schedule of Tax Audits
Schedule 4.25              Schedule of Environmental Matters
Schedule 5.8               Schedule of Tax Sharing Arrangements
Schedule 5.14              Schedule of Indebtedness
Schedule 5.17              Schedule of Investments
Schedule 8.1(c)            Schedule of Title Endorsements